AGREEMENT


                  AGREEMENT (this "Agreement"), dated as of October 11, 2000, by and among Hexcel Corporation, a Delaware corporation (the "Company"), LXH, L.L.C., a Delaware limited liability company ("LXH") and LXH II, L.L.C., a Delaware limited liability company (together with LXH, the "Investors").

                           W I T N E S S E T H :

                  WHEREAS, Ciba Specialty Chemicals Holding Inc., a corporation organized under the laws of Switzerland ("Ciba SCH"), Ciba Specialty Chemicals Inc., a corporation organized under the laws of Switzerland and wholly-owned subsidiary of Ciba SCH ("Ciba SCI") and Ciba Specialty Chemicals Corporation, a corporation organized under the laws of Delaware and wholly-owned subsidiary of Ciba SCH (collectively with Ciba SCH and Ciba SCI, "Ciba"), own beneficially and of record an aggregate of 18,021,748 shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company;

                  WHEREAS, simultaneously herewith, the Investors and Ciba are entering into a stock purchase agreement attached as Exhibit A hereto (the "Stock Purchase Agreement"), pursuant to which Ciba has agreed to sell to the Investors and the Investors have agreed to purchase from Ciba up to a number of shares of Common Stock owned beneficially and of record by Ciba (the "Shares") constituting not more than 39.3% of the issued and outstanding shares of Common Stock;

                  WHEREAS, certain independent directors of the board of directors of the Company (the "Board") have approved and consented to the sale of the Shares by Ciba to the Investors on the terms set forth in the Stock Purchase Agreement;

                  WHEREAS, in connection with the transactions contemplated by the Stock Purchase Agreement, the Company and the Investors will enter into (i) a governance agreement in the form of Exhibit B hereto (the "Governance Agreement") and (ii) a registration rights agreement in the form of Exhibit C hereto (the "Registration Rights Agreement"); and

                  WHEREAS, in connection with the execution by the Investors of the Stock Purchase Agreement, the Notes (as defined in the Stock Purchase Agreement), the Pledge Agreements (as defined in the Stock Purchase Agreement) and all other contracts, agreements, schedules, certificates and other documents being delivered pursuant to or in connection with the Stock Purchase Agreement or such other documents or the transactions contemplated thereby (the "Stock Purchase Transaction Documents"), and in order to induce the Investors and their Affiliates to execute and deliver the Governance Agreement and the Registration Rights Agreement, the Company is hereby making certain representations and warranties and entering into certain agreements.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows:


                                 ARTICLE I

                           PURPOSE OF AGREEMENTS

                  1.1. Purpose. The Company acknowledges and agrees that it is executing and delivering this Agreement (i) in connection with the execution and delivery by the Investors of the Stock Purchase Transaction Documents and the consummation of the transactions contemplated thereby, and (ii) to induce the Investors and their Affiliates to execute and deliver the Governance Agreement and the Registration Rights Agreement and to consummate the transactions contemplated thereby.

                  1.2. Closing. The closing of the transactions contemplated hereby shall take place at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004 simultaneously with the Closing under the Stock Purchase Transaction Documents, or at such other place, time and/or date as shall be mutually agreed by the Company and the Investors.

                  1.3. Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in Section 8.1.


                                 ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to the Investors, as of the date hereof and as of the Closing, as follows:

                  2.1. Organization; Subsidiaries. (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted. The Company is duly qualified and licensed as a foreign corporation to do business, and is in good standing (and has paid all relevant franchise or analogous taxes), in each jurisdiction where the character of its assets owned or held under lease or the nature of its business makes such qualification necessary, except where the failure to so qualify or be licensed would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. A correct and complete copy of the bylaws of the Company as shall be in effect as of the Closing is attached hereto as Exhibit D (the "By-Laws").

                  (b) Each Significant Subsidiary is a corporation, limited liability company, limited partnership or other business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the power and authority to carry on its business as it is now being conducted except where the failure to be in good standing or to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 2.1(b), (i) the Company owns, either directly or indirectly through one or more Subsidiaries, all of the capital stock or other equity interests of the Significant Subsidiaries free and clear of all liens, charges, claims, security interests, restrictions, options, proxies, voting trusts or other encumbrances ("Encumbrances") and (ii) there are no outstanding subscription rights, options, warrants, convertible or exchangeable securities or other rights of any character whatsoever relating to issued or unissued capital stock or other equity interests of any Significant Subsidiary, or any contract, agreement or other commitment of any character whatsoever relating to issued or unissued capital stock or other equity interests of any Significant Subsidiary or pursuant to which any Significant Subsidiary is or may become bound to issue or grant additional shares of its capital stock or other equity interests or related subscription rights, options, warrants, convertible or exchangeable securities or other rights, or to grant preemptive rights. Except for the Subsidiaries and except as set forth on Schedule 2.1(b), the Company does not own, directly or indirectly, any interest in any corporation, limited liability company, partnership, business association or other Person.

                  2.2. Due Authorization. The Company has all right, corporate power and authority to enter into this Agreement, the Ciba Documents, the Governance Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement, the Ciba Documents, the Governance Agreement and the Registration Rights Agreement, and the compliance by the Company with each of the provisions of this Agreement, the Ciba Documents, the Governance Agreement and the Registration Rights Agreement (a) are within the corporate power and authority of the Company, and (b) have been duly authorized by all necessary corporate action of the Company. This Agreement and the Consent and Termination Agreement have been, and each of the Governance Agreement, the Registration Rights Agreement and the Supplemental Indenture when executed and delivered by the Company will be, duly and validly executed and delivered by the Company, and each of this Agreement and each Ciba Document constitutes, and each of such other agreements when executed and delivered by the Company will constitute, a valid and binding agreement of the Company enforceable against the Company in accordance with its terms except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and for limitations imposed by general principles of equity. The By-Laws have been duly adopted by the Board and will be effective upon the Closing.

                  2.3. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of October 6, 2000, 36,950,954 shares were issued and outstanding excluding 859,497 shares of Common Stock held in the Company's treasury as of such date and (ii) 20,000,000 shares of Preferred Stock, no par value per share, of which no shares are issued and outstanding. All of the issued and outstanding shares of Common Stock, including the Shares, have been duly authorized and are validly issued, fully paid and nonassessable and not subject to the preemptive or other similar rights of the stockholders of the Company other than such rights held by Ciba. As of the date hereof, there is outstanding (i) $114,435,000 in aggregate principal amount of the Company's 7.0% Convertible Subordinated Notes, due 2003, which notes are convertible into 7,238,140 shares of Common Stock and (ii) $25,625,000 in aggregate principal amount of the Company's 7.0% Convertible Subordinated Debentures, due 2011, which notes are convertible into 834,147 shares of Common Stock. Except as described in the SEC Reports (as defined below) and other than pursuant to stock incentive plans approved by the Board, there are no outstanding subscription rights, options, warrants, convertible or exchangeable securities or other rights of any character whatsoever relating to issued or unissued capital stock of the Company, or any contract or agreement of any character whatsoever relating to issued or unissued capital stock of the Company or pursuant to which the Company is or may become bound to issue or grant additional shares of its capital stock or related subscription rights, options, warrants, convertible or exchangeable securities or other rights, or to grant preemptive rights. Except as set forth on Schedule 2.3, and other than with respect to Ciba, (i) the Company has not agreed to register any securities under the Securities Act or under any state securities law or granted registration rights to any Person or entity and (ii) there are no voting trusts, stockholders agreements, proxies or other contracts or agreements or understandings in effect to which the Company is a party or of which it has Knowledge with respect to the voting or transfer of any of the outstanding shares of Common Stock.

                  2.4. SEC Reports. The Company has timely filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act since January 1, 1997 and made available to the Investors complete copies of all annual reports, proxy statements and other reports filed by the Company under the Exchange Act, each as filed with the SEC (collectively, the "SEC Reports"). Each SEC Report was, on the date of its filing, in compliance in all material respects with the requirements of its respective report form and the Exchange Act and did not, on the date of its filing, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  2.5. Financial Statements. The consolidated financial statements of the Company (including any related schedules and/or notes) included in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently followed throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in accordance with GAAP the consolidated financial condition, results of operations, stockholders' equity, comprehensive income and cash flows of the Company and the Subsidiaries as of the respective dates thereof and for the respective periods then ended (except as may be indicated in the notes thereto and except, in the case of interim statements, for the absence of footnotes and as permitted by Form 10-Q and subject to changes resulting from year-end adjustments, none of which are material in amount or effect). Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary has any liability or obligation (whether accrued, absolute, contingent, unliquidated or otherwise, whether known or unknown, whether due or to become due and regardless of when asserted), except (i) liabilities and obligations reflected or disclosed in the audited consolidated balance sheet of the Company and the Subsidiaries as of December 31, 1999 or the unaudited balance sheet as of June 30, 2000 and the footnotes thereto, (ii) liabilities and obligations incurred in the ordinary course of business since June 30, 2000 or (iii) liabilities and obligations which would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

                  2.6. Consents, No Violations. Except with respect to the Governance Agreement, dated February 29, 1996, between the Company and Ciba (the "Existing Governance Agreement"), the Credit Agreement, the Indenture, dated February 29, 1996, between the Company and First Trust of California, National Association, as amended through the date hereof (the "Ciba Indenture") and the Company's or any of its Subsidiary's employee or director benefit plans, arrangements or agreements, the execution, delivery or performance (i) by the Company of this Agreement, the Ciba Documents, the Governance Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby, and (ii) by Ciba and the Investors of the Stock Purchase Agreement and the consummation of the transactions contemplated thereby, do not and will not
(a) conflict with, or result in a breach or a violation of, any provision of the certificate of incorporation or by-laws or other organizational documents of the Company or any of the Subsidiaries, (b) constitute, with or without notice or the passage of time or both, a breach, violation or default, create an Encumbrance, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under (A) any Law or (B) any provision of any agreement or other instrument to which the Company or any of the Subsidiaries is a party or pursuant to which any of them or any of their assets or properties is subject, except where such breach, violation or default, creation of an Encumbrance, or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (c) except for any required filing under the HSR Act, the German Act Against Restraints of Competition and any other foreign governmental and regulatory filings, notices and approvals required to be made or obtained as contemplated by Section 5.1(f), and filings, consents, approvals or authorizations of, notifications to, or exemptions or waivers by any Governmental Entity or any other Person which are not, individually or in the aggregate material to the consummation of the transactions contemplated hereby or thereby, require any consent, approval or authorization of, notification to, filing with, or exemption or waiver by, any Governmental Entity or any other Person on the part of the Company or any of its Subsidiaries.

                  2.7. Compliance with Laws. Except as disclosed in the SEC Reports, the Company and its Subsidiaries are, and since January 1, 1993, have been, in compliance in all material respects with all Laws and the Company and its Subsidiaries possess all material licenses, franchise permits, consents, registrations, certificates, and other governmental or regulatory permits, authorizations or approvals required for the operation of the business as presently conducted and for the ownership, lease or operation of the Company's and its Subsidiaries' properties (collectively, "Licenses"), except where such noncompliance or failure to possess would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All of such Licenses are valid and in full force and effect, and the Company and its Subsidiaries have duly performed and are in compliance in all material respects with all of their obligations under such Licenses except where such suspension or cancellation of such Licenses or the noncompliance with such Licenses would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  2.8. Absence of Certain Changes. Except as disclosed in the SEC Reports, since June 30, 2000 neither the Company nor any of the Subsidiaries has suffered any change, event or development or series of changes, events or developments which individually or in the aggregate has had or would reasonably be expected to have a Material Adverse Effect.

                  2.9. Litigation. (a) Except as set forth on Schedule 2.9(a) or as disclosed in the SEC Reports, there is no claim, action, suit, investigation or proceeding ("Litigation") pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or involving any of their respective properties or assets by or before any court, arbitrator or other Governmental Entity which (i) in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or (ii) if resolved adversely to the Company or a Subsidiary would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b) Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries is in default under or in breach of any order, judgment or decree of any court, arbitrator or other Governmental Entity, except for defaults or breaches, which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  2.10. Employee Matters; ERISA. (a) All (i) "employee benefit plans, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") other than any "multiemployer plan" as defined in Section 3(37)(A) of ERISA, maintained or contributed to by the Company or any of its Subsidiaries and (ii) other plans, agreements or arrangements relating to compensation or employee benefits pursuant to which the Company or any of its Subsidiaries may have any material liability (collectively, the "Plans"), are in compliance with all applicable provisions of ERISA and the Code, and the Company and its Subsidiaries do not have any liabilities or obligations (other than liabilities and obligations for benefits payable in the ordinary course) with respect to any Plan, whether or not accrued, contingent or otherwise, except (a) as described in any of the SEC Reports or previously disclosed in writing to the Investors and (b) for instances of noncompliance or liabilities or obligations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as any of the following either individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, (x) neither the Company nor any trade or business, whether or not incorporated (an "ERISA Affiliate"), which together with the Company would be deemed a "single employer" within the meaning of Section 414 of the Code or Section 4001(b) of ERISA, has incurred any unsatisfied liability under Title IV of ERISA and no conditions exists that could reasonably be expected to present a risk to the Company or any ERISA Affiliate of incurring any such liability (other than liability for premiums to the Pension Benefit Guaranty Corporation arising in the ordinary course), and (y) no "employee benefit plan," maintained or contributed to by the Company or any ERISA Affiliate, other than a "multiemployer plan" as defined in Section 3(37)(A) of ERISA, has incurred an "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code) whether or not waived. As to any "multiemployer plan" maintained or contributed to by the Company or any of its Subsidiaries or ERISA Affiliate of the Company, neither the Company nor any ERISA Affiliate has any knowledge (a) that such plan is not in substantial compliance with the applicable provisions of ERISA and the Code; or (b) that such plan has incurred an "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code) whether or not waived.

                           (b) Each Plan which is intended to be qualified
under Section 401(a) of the Code is the subject of a favorable determination letter from the IRS, and, to the Company's Knowledge, nothing has occurred which may reasonably be expected to result in the revocation of such determination.

                           (c) Except as set forth on Schedule 2.10(c), the
execution and delivery of, and performance of the transactions contemplated in, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) (i) constitute an event under any Plan (or related trust), trust or loan that will or may result in any material payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any current or former employee or director of the Company or any subsidiary of the Company, or (ii) result in the triggering or imposition of any material restrictions or limitations on the right of the Company or any Subsidiary to amend or terminate any Plan.

                  2.11 Existing Governance Agreement; Section 203 of the DGCL; Takeover Statute. The Independent Directors (as defined in the Existing Governance Agreement) have taken all actions necessary or advisable under the Existing Governance Agreement to approve and consent to the transactions contemplated hereby (including the purchase of the Shares by the Investors) and by the Ciba Documents. The Board has taken all actions necessary or advisable so that the restrictions contained in
Section 203 of the DGCL applicable to a "business combination" (as defined in such Section) will not apply to the execution by the Investors of the Stock Purchase Agreement or the consummation of any of the transactions contemplated by the Stock Purchase Agreement. The execution, delivery and performance of the Stock Purchase Agreement will not cause to be applicable to the Company any "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal laws.

                  2.12 Real Property Holding Corporation. The Company is not, and has not been at any time during the past 5 years, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended.

                  2.13 Negotiations with Third Parties. Except in connection with the transactions contemplated by the Stock Purchase Transaction Documents, the Company is not currently, and since September 24, 2000 has not been, directly or indirectly, negotiating, seeking to negotiate or otherwise engaging in discussions with any Person relating to
(a) an acquisition of greater than 20% of the Common Stock (including the Shares), (b) a tender or exchange offer, (c) a merger, consolidation or other business combination involving the Company or any of its Subsidiaries, or (d) an offer to acquire in any manner a greater than 20% equity interest in the Company, or more than 20% of the assets of the Company and its Subsidiaries taken as a whole.


                                ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

                  Each Investor hereby represents and warrants to the Company, severally and not jointly, as of the date hereof and as of the Closing, as follows:

                  3.1. Organization. Such Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to carry on its business as it is now being conducted.

                  3.2. Due Authorization. Such Investor has all right, power and authority to enter into this Agreement, the Governance Agreement, the Stock Purchase Transaction Documents to which it is a party and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery by such Investor of this Agreement, the Governance Agreement, the Stock Purchase Transaction Documents to which it is a party and the Registration Rights Agreement, and the compliance by such Investor with each of the provisions of this Agreement and each of the Governance Agreement, the Stock Purchase Transaction Documents to which it is a party and the Registration Rights Agreement (a) are within the power and authority of such Investor and (b) have been duly authorized by all necessary action on the part of such Investor. This Agreement has been, and each of such other agreements when executed and delivered by such Investor will be, duly and validly executed and delivered by such Investor, and this Agreement constitutes, and each of such other agreements when executed and delivered by such Investor will constitute, a valid and binding agreement of such Investor enforceable against such Investor in accordance with its respective terms except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and for limitations imposed by general principles of equity.

                  3.3. Consents, No Violations. Neither the execution, delivery or performance by such Investor of this Agreement, the Stock Purchase Agreement, the Governance Agreement or the Registration Rights Agreement nor the consummation of the transactions contemplated hereby or thereby will (a) conflict with, or result in a breach or a violation of, any provision of the organizational documents of such Investor, (b) constitute, with or without notice or the passage of time or both, a breach, violation or default, create an Encumbrance, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under (i) any Law, or (ii) any provision of any agreement or other instrument to which such Investor is a party or pursuant to which such Investor or its assets or properties is subject, or (c) except for any required filing under the HSR Act, the German Act Against Restraints of Competition, and any other foreign governmental and regulatory filings, notices and approvals required to be made or obtained as contemplated by Section 5.1(f) hereof, and filings, consents, approvals or authorizations of, notifications to, or exemptions or waivers by any Governmental Entity or any other Persons which are not, individually or in the aggregate, material to the consummation of the transactions contemplated hereby or thereby, require any consent, approval or authorization of, notification to, filing with, or exemption or waiver by, any Governmental Entity or any other Person on the part of such Investor.

                  3.4. Ownership of Capital Stock. Neither Investor nor any of their respective subsidiaries, directors, officers or members beneficially owns, directly or indirectly, any capital stock of the Company or is party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any capital stock of the Company or any security convertible into capital stock of the Company, other than as contemplated by this Agreement.


                                 ARTICLE IV

                                 COVENANTS

                  4.1. Conduct of Business by the Company Pending the Closing. The Company covenants and agrees that, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing, unless the Investors otherwise agree in writing, the Company shall, and shall cause each of its Significant Subsidiaries to, (i) conduct its business only in the ordinary course and consistent with past practice; (ii) use reasonable best efforts to preserve and maintain its assets and properties and its relationships with its customers, suppliers, advertisers, distributors, agents, officers and employees and other Persons with which it has significant business relationships; (iii) use reasonable best efforts to maintain all of the material assets it owns or uses in the ordinary course of business consistent with past practice; (iv) use reasonable best efforts to preserve the goodwill and ongoing operations of its business; (v) maintain its books and records in the usual, regular and ordinary manner, on a basis consistent with past practice; and (vi) comply in all material respects with applicable Laws; provided, however, that during such period the Company and its Significant Subsidiaries shall be permitted to take all actions as set forth in Section 2.06 of the Governance Agreement which would not require the approval of a majority of the directors appointed by the Investors to the Board; provided, however, that the Company shall not issue any shares of Common Stock unless the Investors consent in writing to the offering price for such shares of Common Stock. Except as expressly contemplated by this Agreement or as set forth on Schedule 4.1, between the date of this Agreement and the Closing, the Company shall not, and shall cause each of its Significant Subsidiaries not to, do any of the following without the prior written consent of the Investors, which consent shall not be unreasonably withheld or delayed:

(a) amend the Company's certificate of incorporation or bylaws or other organizational documents except pursuant to Section 4.2 of this Agreement;

(b) take any action that is reasonably likely to result in (i) any of the representations and warranties set forth in Article II becoming false or inaccurate in any material respect as of the Closing Date or (ii) any of the conditions to the obligations of the Investors set forth in Section 5.2 not being satisfied; or

(c) agree to take any of the actions restricted by this Section 4.1.

                  4.2. Amendment of By-Laws of the Company. Simultaneously with the Closing, the By-Laws shall be in full force and effect and following the Closing, the Company shall use its reasonable best efforts to ensure that the By-Laws will not be inconsistent, at any time, with any of the terms and provisions contained in the Governance Agreement.

                  4.3. HSR Act; Other Filings. Each of the Investors and the Company shall cooperate in making required filings under the HSR Act, the German Act Against Restraints of Competition and any other foreign governmental and regulatory filings, notices and approvals required to be made or obtained as contemplated by Section 5.1(f) hereof, and shall use its commercially reasonable efforts to take, or cause to be taken, all actions necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

                  4.4. Consents; Approvals. Except as set forth in Schedule 4.4, the Company shall use its commercially reasonable efforts to obtain, as promptly as practicable, all consents, waivers, exemptions, approvals, authorizations or orders (collectively, "Consents") (including, without limitation (i) all Consents required to avoid any breach, violation, default, encumbrance or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration of any material agreement or instrument to which the Company is a party or its properties or assets are bound, (ii) all Consents pursuant to the Company's or any of the Subsidiaries' financing documents, including all indentures and credit agreements of the Company or any of the Subsidiaries and the Consent of the Majority Lenders under the Credit Agreement, and (iii) all United States and foreign governmental and regulatory rulings and approvals), required in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement, the Governance Agreement and the Registration Rights Agreement, in each case as promptly as practicable, except where the failure to obtain such Consents would not, individually or in the aggregate, have a Material Adverse Effect.

                  4.5. Listing. The Company shall use its commercially reasonable efforts to continue to have its Common Stock listed on the New York Stock Exchange or a national securities exchange for so long as the Investors own any Shares.

                  4.6. No Solicitation. The Company agrees that, from the date hereof until the earlier of (x) the Closing and (y) termination of this Agreement, (i) it shall not, and it shall cause its agents, affiliates, representatives, and any other person acting on its behalf, not to, directly or indirectly, (a) provide any information concerning the Company or Ciba to any third party (other than the Investors and their Affiliates, representatives and agents) expressing an interest in acquiring all or a portion of the Shares or (b) solicit, negotiate with respect to, facilitate, or approve any sale or offer for the purchase of all or any portion of the Shares, or options or warrants to purchase all or any portion of the Shares or any securities convertible into or exchangeable for all or any portion of the Shares, and it shall terminate any existing activities or discussions with any party other than the Investors with respect to the foregoing and (ii) it shall promptly advise the Investors of any inquiry, request or proposal relating thereto that may be received, including the terms of such inquiry, request or proposal and the identity of the inquirer, requestor or offeror; provided, that the Company may (I) at any time prior to the Closing Date, if the Company is not otherwise in violation of this Section 4.6, provide information to, and negotiate or otherwise engage in discussions with, any party who delivers a written proposal relating to (a) an acquisition of all or a portion of the Common Stock (including the Shares), (b) a tender or exchange offer, (c) a merger, consolidation or other business combination involving the Company or any of its Subsidiaries, or (d) an offer to acquire in any manner a greater than 20% equity interest in, or more than 20% of the assets of, the Company or any of its Subsidiaries, if and so long as the Board determines in good faith by a majority vote, based upon advice of its outside legal counsel, that failing to take such action would reasonably be expected to constitute a breach of the fiduciary duties of the Board; and (II) take a position with respect to such proposal, or amend or withdraw such position, as required by Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act.

                  4.7. Cooperation. Subject to Section 4.6, each of the Investors and the Company agrees to use its commercially reasonable efforts to take, or cause to be taken, all such further actions as shall be necessary to make effective and consummate the transactions contemplated by this Agreement.

                  4.8. Capitalization Certificate. After the close of business on the business day immediately prior to the Closing, the Company shall deliver to the Investors and Ciba a certificate executed by the Company's Chief Financial Officer which certificate shall specify the number of shares of Common Stock issued and outstanding as of the close of business on such date.

                  4.9. Execution and Delivery of Agreements by the Company. Subject to Section 4.6, prior to or simultaneously with the Closing, the Company shall execute and deliver (i) the Governance Agreement and the Registration Rights Agreement (in each case upon satisfaction or waiver of the conditions set forth in Sections 5.1 and 5.3 hereto) and (ii) the Supplemental Indenture.

                  4.10. Execution and Delivery of Agreements by the Investors. Prior to or simultaneously with the Closing, upon satisfaction or waiver of the conditions set forth in Sections 5.1 and 5.2, the Investors shall execute and deliver the Governance Agreement and the Registration Rights Agreement.


                                 ARTICLE V

                                 CONDITIONS

                  5.1. Conditions to Obligations of the Investors and the Company. The respective obligations of the Investors and the Company to execute and deliver the Governance Agreement and the Registration Rights Agreement are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

                  (a) No statute, rule or regulation or order of any court or administrative agency shall be in effect which prohibits the consummation of the transactions contemplated hereby;

                  (b) The transactions contemplated by the Stock Purchase Transaction Documents shall have been consummated simultaneously with the closing hereunder;

                  (c) The Company shall have received the Consent of the Majority Lenders under the Credit Agreement, which Consent shall be reasonably acceptable to the Investors and the Company;

                  (d) Any waiting period (and any extension thereof) under the HSR Act applicable to this Agreement and the transactions contemplated hereby shall have expired or been terminated;

                  (e) The German Federal Cartel Office shall have approved the transactions contemplated hereby; and

                  (f) The Company and/or the Investors shall have made any other material foreign governmental and regulatory filings, given all material notices and obtained any material approvals that the Company and the Investors reasonably agree are required in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement, this Agreement, the Governance Agreement, the Registration Rights Agreement and the Ciba Documents.

                  5.2. Conditions to Obligations of the Investors. The obligations of the Investors to execute and deliver the Governance Agreement and the Registration Rights Agreement shall be subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

                  (a) Each of the representations and warranties of the Company contained in this Agreement shall be true and correct when made and as of the Closing (except to the extent such representations and warranties are made as of a particular date, in which case such representations and warranties shall have been true and correct in all material respects as of such date);

                  (b) The Company shall have performed, satisfied and complied in all material respects with all of their covenants and agreements set forth in this Agreement to be performed, satisfied and complied with prior to or at the Closing;

                  (c) The Company shall have delivered to the Investors an officer's certificate certifying as to the Company's compliance with the conditions set forth in clause (a) of Section 5.1 and clauses (a) and (b) of this Section 5.2;

                  (d) The Investors shall have received a reasonably acceptable opinion from Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, addressing the due authorization and enforceability of this Agreement with respect to the Company and the representations and warranties made by the Company in Section 2.6 of this Agreement;

                  (e) The Ciba Documents shall be in full force and effect;

                  (f) The agreements, each dated as of the date hereof, from the Company's employees set forth on Exhibit E to the Stock Purchase Agreement shall be in full force and effect as of the Closing; and

                  (g) Mr. John J. Lee's employment agreement attached hereto as Exhibit F and all other agreements contemplated thereby shall be in full force and effect as of the Closing;

                  5.3. Conditions to Obligations of the Company. The obligations of the Company to execute and deliver the Governance Agreement and the Registration Rights Agreement shall be subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

                  (a) Each of the representations and warranties of the Investors contained in this Agreement shall be true and correct when made and as of the Closing (except to the extent such representations and warranties are made as of a particular date, in which case such representations and warranties shall have been true and correct in all material respects as of such date);

                  (b) The Investors shall have performed, satisfied and complied in all material respects with all of its covenants and agreements set forth in this Agreement to be performed, satisfied and complied with prior to or at the Closing Date;

                  (c) The Investors shall have delivered to the Company an officer's certificate certifying as to the Investors' compliance with the conditions set forth in clause (a) of Section 5.1 and clauses (a) and (b) of this Section 5.3;

                  (d) The trustee under the Indenture shall have executed and delivered the Supplemental
Indenture; and

                  (e) The Company shall have received a reasonably acceptable opinion from Fried, Frank, Harris, Shriver & Jacobson, counsel to the Investors, addressing the due authorization and enforceability of this Agreement with respect to the Investors and the representations and warranties made by the Investors in Section 3.3 of this Agreement.


                                 ARTICLE VI

                                TERMINATION

                  6.1. Termination. This Agreement shall terminate automatically, without any further action required by the parties hereto, upon the earlier of (i) the termination of the Stock Purchase Agreement, or
(ii) the latest of (A) November 9, 2000, if the Closing shall not have occurred by such date, (B) November 27, 2000, if the Closing shall not have occurred by such date and if the condition set forth in Section 5.1(c) shall not have been satisfied on or prior to November 27, 2000, (C) two business days after the satisfaction of the conditions set forth in Sections 5.1(d), 5.1(e) and 5.1(f) hereof (the earlier of such dates referred to in (i) and (ii) above, the "Termination Date"); provided, however, that if the Company receives an Acquisition Proposal with respect to which the Board has made a determination pursuant to Section 4.6 hereof, and the Company executes a definitive agreement with respect to such Acquisition Proposal prior to the Termination Date, the Company, by a vote of a majority of the Independent Directors, can elect to terminate this Agreement prior to the Termination Date by delivering written notice of such termination to the Investors. Notwithstanding the foregoing, if the Company terminates this Agreement upon execution of a definitive agreement with respect to an Acquisition Proposal, then upon the earlier of (x) the date such Acquisition Proposal is abandoned or terminated and (y) 120 days after execution of such definitive agreement, if the transactions contemplated by such Acquisition Proposal are not consummated within such 120 day period, this Agreement shall be automatically reinstated and the "Termination Date" shall be deemed to be the earlier of (i) the termination of the Stock Purchase Agreement, or (ii) 21 business days after the date of such reinstatement if the Closing shall not have occurred by such date.

                  6.2. Effect of Termination. In the event of the termination of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto (or any stockholder, director, officer, partner, employee, agent, consultant or representative of such party) except as set forth in this Section 6.2, provided that nothing contained in this Agreement shall relieve any party from liability for any breach of the representations and warranties set forth in Articles II and III of this Agreement (subject to Section 7.4) or of the covenants set forth in Article IV of this Agreement and provided further that this Section 6.2 and Sections 7.1, 7.2, 7.3, 7.4, 8.2, 8.3, 8.7, 8.12, 8.13 and 8.14 shall survive termination of this Agreement.


                                ARTICLE VII

                              INDEMNIFICATION

                  7.1. Survival. The representations and warranties of the parties hereto contained in this Agreement shall expire twelve months after the Closing Date, except that the representations and warranties set forth in Sections 2.1(a), 2.2 and 2.3 shall survive until the expiration of the applicable statute of limitations (including any extensions thereof). After the expiration of such periods, any claim by a party hereto based upon any such representation or warranty shall be of no further force and effect, except to the extent a party has asserted a claim in accordance with this
Article VII for breach of any such representation or warranty prior to the expiration of such period, in which event any representation or warranty to which such claim relates shall survive with respect to such claim until such claim is resolved as provided in this Article VII. The covenants and agreements of the parties hereto contained in this Agreement shall survive the Closing until performed in accordance with their terms.

                  7.2. Indemnification. (a) The Company shall indemnify, defend and hold harmless the Investors, their Affiliates, and their respective officers, directors, partners, members, employees, agents, representatives, successors and assigns (each an "Investor Indemnified Person") from and against all Losses incurred or suffered by an Investor Indemnified Person arising from (i) the breach of any of the representations or warranties made by the Company in this Agreement or (ii) the breach of any covenant or agreement made by the Company in this Agreement.

                  (b) The Investors shall indemnify, defend and hold harmless the Company, its Affiliates, and their respective officers, directors, partners, members, employees, agents, representatives, successors and assigns (each a "Company Indemnified Person") from and against all Losses incurred or suffered by a Company Indemnified Person arising from (i) the breach of any of the representations or warranties made by the Investors in this Agreement or (ii) the breach of any covenant or agreement made by the Investors in this Agreement. .

                  (c) No claim may be made against the Company for indemnification with respect to breaches of representations and warranties pursuant to Section 7.2(a)(i) above with respect to any Losses unless the aggregate amount of Losses incurred by the Investor Indemnified Persons thereunder exceeds $1,597,750, and the Company shall then only be liable for one-third of such Losses that exceed $1,597,750. The maximum amount recoverable under Section 7.2(a)(i) shall be $10,000,000. No claim may be made against the Investors for indemnification with respect to breaches of representations and warranties pursuant to Section 7.2(b)(i) above with respect to any Losses unless the aggregate amount of Losses incurred by the Company Indemnified Persons thereunder exceeds $1,597,750, and the Investors shall then only be liable for one-third of such Losses that exceed $1,597,750. The maximum amount recoverable under Section 7.2(b)(i) shall be $10,000,000.

                  (d) No Investor Indemnified Person may pursue a claim for indemnification under Section 7.2(a)(i) after the first anniversary of the Closing Date unless prior to such anniversary such Investor Indemnified Person submits a good faith, reasonably detailed claim in writing that such Investor Indemnified Person reasonably believes is based on factual contentions that have evidentiary support and that such Investor Indemnified Person has incurred or will incur a Loss, which in the case of claims related to Sections 2.5 and 2.7 of this Agreement may be based upon facts that such Investor Indemnified Person had knowledge of at or prior to the Closing Date only if such claim also relies upon a materially adverse occurrence or development that occurs after the Closing Date. In no case shall any payment be made (A) in the case of an indemnification claim under
Section 7.2(a)(i) or 7.2(a)(ii) until a Loss occurs or (B) in the case of an indemnification claim under Section 7.2(a)(i) for any Loss incurred after the date that is 30 months after the Closing Date. No Person shall have any liability to any Investor Indemnified Person under Section 7.2(a)(i) for any breach of a representation or warranty to the extent that a claim for indemnification is based upon facts of which any Investor Indemnified Person had knowledge on or prior to the Closing Date, unless such claim also relies upon a materially adverse occurrence or development that occurs after the Closing Date. For purposes of this Section 7.2(d),
(i) the Investors shall only be deemed to have knowledge of a fact if any of the Persons listed on Schedule 7.2 has knowledge of the particular fact and (ii) such individual shall be deemed to have knowledge only to the extent of his knowledge of such fact.

                  7.3. Procedure for Indemnification. (a) If an Investor Indemnified Person or a Company Indemnified Person (such Person being referred to as the "Indemnitee") shall receive notice or otherwise learn of the assertion by a Person who is not a party to this Agreement of any claim or of the commencement by any such Person of any action (a "Claim") with respect to which the other party (the "Indemnifying Party") may be obligated to provide indemnification, such Indemnitee shall give such Indemnifying Party written notice thereof promptly after becoming aware of such Claim; provided, that the failure of any Indemnitee to give notice as provided in this Section 7.3 shall not relieve the applicable Indemnifying Party of its obligations under this Article VII, except to the extent that such Indemnifying Party is prejudiced by such failure to give notice; provided, further, that the applicable Indemnifying Party shall have no obligations under this Article VII unless such written notice is received by the Indemnifying Party within the survival periods set forth in Section
7.1. Such notice shall describe the Claim in reasonable detail, and shall indicate the amount (estimated if necessary) of the Loss that has been or may be sustained by or is claimed against such Indemnitee. Such notice shall be a condition precedent to any liability of any Indemnifying Party for any Claim under the provisions for indemnification contained in this Agreement.

                  (b) An Indemnifying Party may elect to compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Claim; provided, however, that the Indemnifying Party shall not compromise, settle or defend a Claim without the consent of the Indemnitee (which consent shall not be unreasonably withheld). If an Indemnifying Party elects to compromise, settle or defend a Claim, it shall, within 30 days of the receipt of notice from an Indemnitee pursuant to Section 7.3(a) (or sooner, if the nature of such Claim so requires), notify the applicable Indemnitee of its intent to do so, and such Indemnitee shall cooperate in the compromise or settlement of, or defense against, such Claim. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defense of a Claim, such Indemnifying Party shall not be liable to such Indemnitee under this
Article VII for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof (except expenses approved in advance by the Indemnitee); provided, that such Indemnitee shall have the right to employ one separate counsel reasonably satisfactory to the Indemnifying Party to represent such Indemnitee if the defendants in any such claim included both the Indemnifying Party and the Indemnitee and, in such Indemnitee's reasonable judgment, a conflict of interest between such Indemnitee and such Indemnifying Party exists in respect of such claim, and in that event the reasonable fees and expenses of such separate counsel shall be paid by such Indemnifying Party. If an Indemnifying Party elects not to compromise, settle or defend against a Claim, or fails to notify an Indemnitee of its election as provided in this Section 7.3 within 30 days of notice from the Indemnitee pursuant to Section 7.3(a), such Indemnitee may compromise, settle or defend such Claim.

                  (c) If an Indemnifying Party chooses to defend any claim, the applicable Indemnitee shall make available to such Indemnifying Party any personnel or any books, records or other documents within its control that are necessary or appropriate for such defense.

                  (d) If the amount of any Loss shall, at any time subsequent to payment pursuant to this Agreement, be reduced by recovery, settlement or otherwise, the amount of such reduction, less any expenses incurred in connection therewith, shall promptly be repaid by the applicable Indemnitee to the applicable Indemnifying Party.

                  (e) In the event of payment by an Indemnifying Party to any Indemnitee in connection with any Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Claim. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and, at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

                  7.4. Sole Remedy. Except in the case of fraud, the rights to indemnification provided for in this Article VII for a breach of representations or warranties by the Investors (in the case of indemnification pursuant to Section 7.2(b)(i)) or the Company (in the case of indemnification pursuant to Section 7.2(a)(i)) shall constitute the sole remedy of the Company and the Investors, respectively, for such breach, and the Company and the Investors shall have no other liability or damages to the other party resulting from any such breach.


                                ARTICLE VIII

                               MISCELLANEOUS

                  8.1. Defined Terms; Interpretations. The following terms, as used herein, shall have the following meanings:

                  "Acquisition Proposal" shall mean a bona-fide written offer by any Person not affiliated with the Company relating to (a) a merger, consolidation or other business combination involving the Company, or (b) an offer to acquire in any manner a greater than 50% equity interest in, or more than 50% of the assets of, the Company and its Subsidiaries taken as a whole.

                  "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  "Agreement" shall have the meaning ascribed thereto in the preamble.

                  "Board" shall have the meaning ascribed thereto in the recitals.

                  "Ciba" shall have the meaning ascribed thereto in the recitals.

                  "Ciba SCH" shall have the meaning ascribed thereto in the recitals.

                  "Ciba SCI" shall have the meaning ascribed thereto in the recitals.

                  "Ciba Documents" shall mean the Consent and Termination Agreement and the Supplemental Indenture.

                  "Ciba Indenture" shall have the meaning ascribed thereto in Section 2.6.

                  "Claim" shall have the meaning ascribed thereto in
Section 7.3(a).

                  "Closing" shall have the meaning ascribed thereto in the Stock Purchase Agreement.

                  "Closing Date" shall mean have the meaning ascribed thereto in the Stock Purchase Agreement.

                  "Common Stock" shall have the meaning ascribed thereto in the recitals.

                  "Company" shall have the meaning ascribed thereto in the preamble.

                  "Company Indemnified Person" shall have the meaning ascribed thereto in Section 7.2(b).

                  "Consent and Termination Agreement" shall mean the Consent and Termination Agreement, dated the date hereof, between the Company and Ciba SCH.

                  "Consents" shall have the meaning ascribed thereto in
Section 4.4.

                  "Credit Agreement" shall mean the Second Amended and Restated Credit Agreement, dated as of September 15, 1998, as amended, among the Company, certain of its subsidiaries, the Lenders parties thereto, Citibank N.A. and Credit Suisse First Boston.

                  "DGCL" shall mean the Delaware General Corporation Law.

                  "Encumbrances" shall have the meaning ascribed thereto in
Section 2.1(b).

                  "ERISA" shall have the meaning ascribed thereto in
Section 2.10(a).

                  "ERISA Affiliate" shall have the meaning ascribed thereto in Section 2.10(a).

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

                  "Existing Governance Agreement" shall have the meaning ascribed thereto in Section 2.6.

                  "GAAP" shall have the meaning ascribed thereto in Section
2.5.

                  "Governance Agreement" shall have the meaning ascribed thereto in the recitals.

                  "Governmental Entity" shall mean any supernational, national, foreign, federal, state or local judicial, legislative, executive, administrative or regulatory body or authority.

                  "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

                  "Indemnifying Party" shall have the meaning ascribed thereto in Section 7.3(a).

                  "Indemnitee" shall have the meaning ascribed thereto in
Section 7.3(a).

                  "Independent Director" shall mean any director of the Company who was not nominated to the Board by Ciba and who (i) is not and has never been an officer, employee or director of Ciba or any affiliate (other than the Company) or associate of Ciba and (ii) has no affiliation or compensation, consulting or contractual relationship with Ciba or any of its affiliates (other than the Company) such that a reasonable person would regard such director as likely to be unduly influenced by Ciba or any of its affiliate (other than the Company).

                  "Investors" shall have the meaning ascribed thereto in the preamble.

                  "Investor Indemnified Person" shall have the meaning ascribed thereto in Section 7.2(a).

                  "Knowledge" shall mean, with respect to the Company, the knowledge of William D. Bennison, James N. Burns, Kirk G. Forbeck, Stephen
C. Forsyth, William Hunt, John J. Lee, Ira J. Krakower, Harold E. Kinne, Joseph H. Shaulson, Justin P.S. Taylor and David R. Tanonis.

                  "Laws" shall include all foreign, federal, state, and local laws, statutes, ordinances, rules, regulations, orders, judgments, decrees and bodies of law.

                  "Licenses" shall have the meaning ascribed thereto in
Section 2.7.

                  "Litigation" shall have the meaning ascribed thereto in
Section 2.9(a).

                  "Losses" shall mean each and all of the following items: claims, losses, liabilities, obligations, payments, damages (actual or punitive), charges, judgments, fines, penalties, amounts paid in settlement, costs and expenses (including, without limitation, interest which may be imposed in connection therewith, costs and expenses of investigation, actions, suits, proceedings, demands, assessments and fees, expenses and disbursements of counsel, consultants and other experts).

                  "Majority Lenders" shall have the meaning ascribed thereto in the Credit Agreement.

                  "Material Adverse Effect" shall mean a material adverse effect on the properties, business, prospects (but only with respect to the representations and warranties contained in Sections 2.5 and 2.7), operations, results of operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

                  "Person" shall mean any individual, firm, corporation, limited liability company, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  "Plans" shall have the meaning ascribed thereto in
Section 2.10(a).

                  "Registration Rights Agreement" shall have the meaning ascribed thereto in the recitals.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "SEC Reports" shall have the meaning ascribed thereto in
Section 2.4.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include reference to the comparable section, if any, of such successor federal statute.

                  "Shares" shall have the meaning ascribed thereto in the recitals.

                  "Significant Subsidiaries" shall have the meaning ascribed thereto in Rule 1-02 of Regulation S-X (17 CFR 210).
                  "Stock Purchase Agreement" shall have the meaning ascribed thereto in the recitals.

                  "Stock Purchase Transaction Documents" shall have the meaning ascribed thereto in the recitals.

                  "Subsidiary" shall mean as to any Person, each corporation, partnership or other entity of which shares of capital stock or other equity interests having ordinary voting power (other than capital stock or other equity interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, directly or indirectly, or the management of which is otherwise controlled, directly or indirectly, or both, by such Person.

                  "Supplemental Indenture" shall mean the Supplemental Indenture, as contemplated by Section 3.02 of the Consent and Termination Agreement, between the Company and First Trust of California, National Association.

                  8.2. Fees and Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such costs or expense.

                  8.3. Public Announcements. The Investors and the Company shall consult with each other before issuing any press release with respect to this Agreement or the transactions contemplated hereby and neither shall issue any such press release or make any such public statement without the prior consent of the other, which consent shall not be unreasonably withheld or delayed; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may upon the advice of counsel be required by Law or any exchange on which the Company's securities are listed and, to the extent time permits, it has used all reasonable efforts to consult with the other party prior thereto.

                  8.4. Further Assurances. Subject to Section 4.6, at any time or from time to time after the Closing, the Company, on the one hand, and the Investors, on the other hand, agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby or by the Governance Agreement or the Registration Rights Agreement and to otherwise carry out the intent of the parties hereunder or thereunder.

                  8.5. Successors and Assigns. This Agreement shall bind and inure to the benefit of the Company and the Investors and their respective successors, permitted assigns, heirs and personal representatives, provided that prior to the Closing the Company may not assign its rights or obligations under this Agreement to any Person without the prior written consent of the Investors, and provided further that the Investors may not assign their rights or obligations under this Agreement to any Person (other than an "Investor" (as defined in the Governance Agreement)) without the prior written consent of the Company. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for each Investor's benefit as purchaser and holder of Shares are also for the benefit of, and enforceable by, any "Investor" (as defined in the Governance Agreement).

                  8.6. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto including the Letter Agreement, dated September 15, 2000, between GS Capital Partners 2000, L.P. and the Company, as amended prior to the date hereof and the Confidentiality Agreement, dated June 19, 2000 between Goldman, Sachs & Co. and the Company.

                  8.7. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                       (i)      if to the Company, to:

                                Hexcel Corporation
                                Two Stamford Plaza
                                281 Tresser Boulevard
                                16th Floor
                                Stamford, Connecticut 06901-3238
                                Telecopy No.:  (203) 358-3972
                                Attention:     Ira J. Krakower, Esq.
                                               Vice President, General Counsel
                                               and Secretary

                                with a copy to each of the following (which shall not constitute notice):

                                Skadden, Arps, Slate, Meagher & Flom LLP
                                Four Times Square
                                New York, New York 10036
                                Telecopy No.:  (212) 735-2000
                                Attention:  Joseph A. Coco, Esq.


                                Paul, Weiss, Rifkind, Wharton & Garrison
                                1285 Avenue of the Americas
                                New York, New York 10019-6064
                                Telecopy No.:  (212) 757-3990
                                Attention:  Judith R. Thoyer, Esq.


                       (ii)     if to the Investors, to:

                                c/o Goldman Sachs Capital Partners 2000, L.P. 85 Broad Street
                                New York, New York 10004
                                Telecopy No.:  (212) 357-5505
                                Attention:  Mr. Sanjeev Mehra

                                with a copy to (which shall not constitute notice):

                                Fried, Frank, Harris, Shriver & Jacobson
                                One New York Plaza
                                New York, New York 10004
                                Telecopy No.:  (212) 859-8587
                                Attention:    Robert C. Schwenkel, Esq.

                  All such notices, requests, consents and other communications shall be deemed to have been given or made if and when delivered personally or by overnight courier to the parties at the above addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified above (or at such other address or telecopy number for a party as shall be specified by like notice).

                  8.8. Amendments. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, in a writing executed and delivered by the Company and the Investors. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

                  8.9. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  8.10. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                  8.11. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

                  8.12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  8.13. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any Litigation arising out of or relating to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby (and agrees not to commence any Litigation relating hereto or thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

                  8.14. WAIVER OF JURY TRIAL. THE COMPANY AND THE INVESTORS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTION DOCUMENTS.

                  8.15. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.



HEXCEL CORPORATION


By: /s/ John J. Lee
    _________________________
    Name:  John J. Lee
    Title: Chairman and Chief
           Executive Officer


LXH, L.L.C.

By:    GS Capital Partners 2000, L.P.,
       its Managing Member

By:    GS Advisors 2000, LLC, its general partner

       By: /s/ Katherine L. Nissenbaum
           ______________________________
           Name:  Katherine L. Nissenbaum
           Title: Vice President


LXH II, L.L.C.

By:    GS Capital Partners 2000 Offshore, L.P.,
       its Managing Member

By:    GS Advisors 2000, LLC, its general partner

       By: /s/ Katherine L. Nissenbaum
           ______________________________
           Name:  Katherine L. Nissenbaum
           Title: Vice President





                                                      EXHIBIT A TO EXHIBIT 10.1


                          STOCK PURCHASE AGREEMENT


                  STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of October 11, 2000, by and between LXH, L.L.C., a Delaware limited liability company ("LXH"), LXH II, L.L.C., a Delaware limited liability company (together with LXH, the "Purchasers"), Ciba Specialty Chemicals Holding Inc., a corporation organized under the laws of Switzerland ("Ciba"), Ciba Specialty Chemicals Inc., a corporation organized under the laws of Switzerland and wholly-owned subsidiary of Ciba ("Ciba SCI") and Ciba Specialty Chemicals Corporation, a corporation organized under the laws of Delaware and wholly-owned subsidiary of Ciba (together with Ciba SCI, the "Sellers").

                           W I T N E S S E T H :

                  WHEREAS, the Sellers beneficially own an aggregate of 18,021,748 shares of common stock, par value $0.01 per share (the "Common Stock"), of Hexcel Corporation (the "Company");

                  WHEREAS, the Company and Ciba are parties to a governance agreement, dated as of February 29, 1996, pursuant to which, among other things, Ciba may sell all or a portion of the shares of Common Stock beneficially owned by it with the approval and consent of certain directors of the Company;

                  WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Sellers wish to sell to the Purchasers and the Purchasers wish to purchase from the Sellers a number of shares of Common Stock beneficially owned by the Sellers determined in accordance with
Section 1.1 hereof (the "Shares");

                  WHEREAS, the Independent Directors have approved and consented to the sale of the Shares by the Sellers to the Purchasers on the terms set forth herein; and

                  WHEREAS, the Purchasers and the Sellers desire to provide for the purchase and sale of the Shares and to establish certain rights and obligations in connection therewith.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows:


                                 ARTICLE I

                        ISSUANCE AND SALE OF SHARES

                  1.1. Purchase and Sale. Upon the terms and subject to the conditions set forth herein, at the Closing (as defined below) the Sellers shall sell to each Purchaser and such Purchaser shall purchase from the Sellers the number of Shares set forth opposite such Purchaser's name on
Schedule 1.1 for a price per Share equal to $11.00 or an aggregate purchase price of $159,775,000, (the "Purchase Price"). Each Purchaser shall pay such Purchaser's portion of the Purchase Price to the Sellers by delivering to the Sellers (x) cash and (y) a secured promissory note, in the form of Exhibit A hereto (the "Notes"), in each case in the aggregate amounts set forth opposite such Purchaser's name on Schedule 1.1; provided, however, that the Purchasers shall have the right to reallocate between the Purchasers the Shares to be purchased by each Purchaser by delivering written notice of such reallocation to Ciba and the Sellers not less than three days prior to the Closing, so long as such reallocation does not change the total number of Shares being acquired hereunder or the Purchase Price. At least three days prior to the Closing, the Sellers shall deliver to the Purchasers a schedule (which schedule shall be binding on the Purchasers) which shall set forth the number of Shares being sold by each Seller hereunder, the portion of the Purchase Price payable to each such Seller and the allocation of cash and the principal amount of Notes payable to each such Seller; provided, however, that such schedule shall not change the total number of Shares being acquired by each Purchaser, the portion of the Purchase Price being paid by each Purchaser or the total cash amount or aggregate principal amount of Notes being delivered hereunder. Notwithstanding anything to the contrary set forth above, the aggregate number of Shares purchased by the Purchasers hereunder shall be reduced to the extent required to prevent the Purchasers from Beneficially Owning in excess of 39.3% of the outstanding shares of Common Stock immediately following the Closing and, in such event, the Purchase Price (and the amount of cash and the aggregate principal amount of Notes issued by the Purchasers) shall be appropriately reduced based on the per Share price set forth above.

                  1.2. The Closing; Deliveries. (a) The closing of the purchase and sale of the Shares hereunder (the "Closing") shall take place at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004 at 9:00 a.m. as promptly as practicable following the satisfaction or waiver of the conditions set forth in Article V (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), but no earlier than twenty days after the date hereof and no later than the Termination Date (as defined below), or at such other place, time and/or date as shall be mutually agreed by Ciba, the Sellers and the Purchasers (the date of the Closing, the "Closing Date").

(b) At the Closing, each Seller shall deliver to each Purchaser one or more certificates representing the Shares being sold by such Seller to such Purchaser duly endorsed for transfer in blank or accompanied by stock powers duly endorsed in blank, with any required stock transfer stamps attached, in an aggregate amount equal to the number of Shares being purchased by such Purchaser hereunder. Delivery of such certificates shall be made against receipt by such Seller of the portion of the Purchase Price payable therefor to such Seller. The cash portion of the Purchase Price shall be paid by wire transfer to an account or accounts designated by the Sellers at least three business days prior to the Closing Date.

(c) The Sellers shall be responsible for and shall pay any sales, use, transfer, documentary or other similar taxes that relate to the purchase and sale of the Shares hereunder.

                  1.3. Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in Section 8.1.


                                 ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF THE SELLERS

                  Ciba and each Seller hereby represents and warrants to each Purchaser, as of the date hereof and as of the Closing, as follows:

                  2.1. Title to Shares. Such Seller has good and valid title to the Shares being sold by such Seller to each Purchaser hereunder, free and clear of all liens, charges, claims, security interests, restrictions, options, proxies, voting trusts or other encumbrances ("Encumbrances") other than Encumbrances that will be released prior to or simultaneously with the Closing. Assuming each Purchaser has the requisite power and authority to be the lawful owner of such Shares, upon delivery to each Purchaser at the Closing of certificates representing such Shares, and upon such Seller's receipt of the Purchase Price for such Shares, each Purchaser will acquire all of such Seller's right, title and interest in and to the Shares being sold to each Purchaser and will receive good and valid title to such Shares, free and clear of any and all Encumbrances created by such Seller.

                  2.2. Organization. Each of Ciba and such Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation and has the requisite corporate power and authority to carry on its business as it is now being conducted.

                  2.3. Due Authorization. Each of Ciba and such Seller has all right, power and authority to enter into this Agreement and each of the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of Ciba and such Seller of this Agreement and each of the other Transaction Documents to which it is a party, the sale and delivery of the Shares being sold by such Seller to each Purchaser hereunder and the compliance by each of Ciba and such Seller with each of the provisions of this Agreement and each of the other Transaction Documents to which it is a party have been duly authorized by all necessary corporate action of such party. This Agreement has been, and each of the other Transaction Documents to which each of Ciba and such Seller is a party when executed and delivered by each of Ciba and such Seller will be, duly and validly executed and delivered by such party, and this Agreement constitutes, and each of such other Transaction Documents when executed and delivered by each of Ciba and such Seller will constitute, a valid and binding agreement of such party enforceable against such party in accordance with its terms except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and for limitations imposed by general principles of equity.

                  2.4. Consents, No Violations. Neither the execution, delivery or performance by either Ciba or such Seller of this Agreement or any of the other Transaction Documents to which it is a party nor the consummation of the transactions contemplated hereby or thereby will (a) conflict with, or result in a breach or a violation of, any provision of the certificate of incorporation or by-laws or other organizational documents of either Ciba or such Seller, (b) constitute, with or without notice or the passage of time or both, a breach, violation or default, create an Encumbrance, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under (i) any Law or (ii) any provision of any material agreement or other instrument to which either Ciba or such Seller is a party or pursuant to which either Ciba or such Seller or any of its assets or properties is subject, or (c) except for any required filing under the HSR Act and those consents waived or obtained prior to or at the Closing, require any consent, approval or authorization of, notification to, filing with, or exemption or waiver by, any Governmental Entity or any other Person on the part of either Ciba or such Seller.

                  2.5. Brokers or Finders. Except for Deutsche Bank, whose fees will be paid by Ciba and the Sellers, upon the consummation of the transactions contemplated by this Agreement, no agent, broker, investment banker or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from Ciba or such Seller in connection with any of the transactions contemplated by this Agreement or the other Transaction Documents.

                  2.6. Disclosure. There is no fact or information relating to the Company or any of its subsidiaries, actually known to Ciba or such Seller, that would reasonably be expected to have a Material Adverse Effect and that has not been disclosed to the Purchasers by Ciba or such Seller.

                  2.7. Qualified Purchaser Status. Such Seller is a "qualified purchaser" as defined in Section 2(51)(A)(iv) of the Investment Company Act.


                                ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

                  Each Purchaser hereby represents and warrants to Ciba and each Seller, severally and not jointly, as of the date hereof and as of the Closing, as follows:

                  3.1. Organization. Such Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to carry on its business as it is now being conducted.

                  3.2. Due Authorization. Such Purchaser has all right, power and authority to enter into this Agreement and each of the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by such Purchaser of this Agreement and each of the other Transaction Documents to which it is a party, the purchase of the Shares being purchased by such Purchaser and the compliance by such Purchaser with each of the provisions of this Agreement and each of the Transaction Documents to which it is a party (a) are within the power and authority of such Purchaser and (b) have been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been, and each of the other Transaction Documents to which it is a party when executed and delivered by such Purchaser will be, duly and validly executed and delivered by such Purchaser, and this Agreement constitutes, and each of such other Transaction Documents when executed and delivered by such Purchaser will constitute, a valid and binding agreement of such Purchaser enforceable against such Purchaser in accordance with its respective terms except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and for limitations imposed by general principles of equity.

                  3.3. Consents, No Violations. Neither the execution, delivery or performance by such Purchaser of this Agreement or any of the other Transaction Documents to which it is a party nor the consummation of the transactions contemplated hereby or thereby will (a) conflict with, or result in a breach or a violation of, any provision of the organizational documents of such Purchaser, (b) constitute, with or without notice or the passage of time or both, a breach, violation or default, create an Encumbrance, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under (i) any Law, or (ii) any provision of any material agreement or other instrument to which such Purchaser is a party or pursuant to which such Purchaser or its assets or properties is subject, or
(c) except for any required filing under the HSR Act, the German Act Against Restraints of Competition, and any other foreign governmental and regulatory filings, notices and approvals required to be made or obtained as contemplated by Section 5.1(d) hereof, and those consents waived or obtained, require any consent, approval or authorization of, notification to, filing with, or exemption or waiver by, any Governmental Entity or any other Person on the part of such Purchaser.

                  3.4. No Brokers or Finders. No agent, broker, investment banker or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from such Purchaser in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

                  3.5. Availability of Funds. Such Purchaser has, or will have prior to the Closing, available sufficient funds to pay such Purchaser's cash portion of the Purchase Price.

                  3.6. Restricted Securities. Such Purchaser is purchasing the Shares being purchased by it for investment and not with a view to any public resale or other distribution thereof, except in compliance with applicable securities laws.


                                 ARTICLE IV

                           PRE-CLOSING COVENANTS

                  4.1. Ownership of Shares. Ciba and the Sellers shall retain beneficial and record ownership of the Shares during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing. Other than in connection with the transactions contemplated by this Agreement, Ciba and the Sellers shall not, and shall not authorize any of their affiliates, officers or directors (other than such officers and directors acting in their capacities as officers or directors of the Company) or any other Person on its behalf to, directly or indirectly, (i) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any of the Shares or any economic interest therein or (ii) seek, solicit, propose, facilitate, participate in any discussions or negotiations regarding, or furnish any information with respect to any transaction or arrangement described in clause (i). Ciba and the Sellers will notify each Purchaser promptly (and provide all details reasonably requested by such Purchaser) if any of Ciba or the Sellers is approached or solicited, directly or indirectly, by any person with respect to any of the foregoing.

                  4.2. HSR Act; German Filing; Cooperation. The Purchasers shall make or cause to be made all necessary filings under the HSR Act and the German Act Against Restraints of Competition and shall use their reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable in connection therewith to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement. The Purchasers, Ciba and the Sellers agree to use their reasonable best efforts to take, or cause to be taken, all such further actions as shall be necessary, proper or advisable to make effective and consummate as promptly as practicable the transactions contemplated by this Agreement.

                  4.3. Consents; Approvals. Ciba and each of the Sellers shall use their reasonable best efforts to obtain, or to assist the Company in obtaining, all consents, waivers, exemptions, approvals, authorizations or orders (collectively, "Consents") (including, without limitation (i) Consents required to avoid any breach, violation, default, encumbrance or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration of any material agreement or instrument to which Ciba or such Seller is a party or its properties or assets are bound, (ii) all Consents pursuant to the Company's financing documents, including without limitation, all indentures and credit agreements of the Company, and (iii) all United States and foreign governmental and regulatory rulings and approvals).

                  4.4. FIRPTA Certificate. Prior to the Closing, the Sellers shall cause to be delivered to the Purchasers the certificate described in Treas. Reg. Section 1.1445-2(c)(3), duly executed and acknowledged, certifying that the stock being sold is not a United States real property interest under Section 897 of the Internal Revenue Code of 1986, as amended.

                  4.5. Indenture. Prior to or simultaneously with the Closing, Ciba shall execute and deliver the Consent and Termination Agreement and shall consent in writing to the amendment to the Indenture in the manner provided in Section 3.02 of the Consent and Termination Agreement.


                                 ARTICLE V

                                 CONDITIONS

                  5.1. Conditions to Obligations of the Purchasers, Ciba and the Sellers. The respective obligations of the Purchasers, Ciba and the Sellers to consummate the transactions contemplated hereby are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

                  (a) No statute, rule or regulation or order of any court or administrative agency shall be in effect which prohibits the consummation of the transactions contemplated hereby;

                  (b) Any waiting period (and any extension thereof) under the HSR Act applicable to this Agreement and the transactions contemplated hereby shall have expired or been terminated;

                  (c) The German Federal Cartel Office shall have approved the transactions contemplated hereby; and

                  (d) The Company and/or the Investors shall have made any other material foreign governmental and regulatory filings, given all material notices and obtained any material approvals that the Company and the Purchasers reasonably agree are required in connection with the consummation of the transactions contemplated by this Agreement, the Governance Agreement, the Registration Rights Agreement and the Hexcel Agreement.

                  5.2. Conditions to Obligations of the Purchasers. The obligations of each Purchaser to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

                  (a) Each of the representations and warranties of Ciba and the Sellers contained in this Agreement shall be true and correct in all material respects when made and as of the Closing (except to the extent such representations and warranties are made as of a particular date, in which case such representations and warranties shall have been true and correct in all material respects as of such date);

                  (b) Each of Ciba and the Sellers shall have performed, satisfied and complied in all material respects with all of its covenants and agreements set forth in this Agreement to be performed, satisfied and complied with prior to or at the Closing;

                  (c) Each of Ciba and the Sellers shall have delivered to each Purchaser an officer's certificate certifying as to Ciba and such Seller's compliance with the conditions set forth in clauses (a) and (b) of this Section 5.2;

                  (d) The transactions contemplated by the Hexcel Agreement shall be consummated simultaneously with the transactions contemplated hereby and the Purchasers and the Company shall have executed and delivered the governance agreement in the form of Exhibit B hereto (the "Governance Agreement"), the registration rights agreement in the form of Exhibit C hereto (the "Registration Rights Agreement"), and all other agreements, documents and instruments required to be delivered in connection therewith;

                  (e) Each Purchaser and Ciba shall have executed and delivered a Pledge Agreement in the form of Exhibit D hereto (the "Pledge Agreement");

                  (f) Such Purchaser shall have received the opinions substantially in the form set forth on Exhibit E from either Cravath, Swaine & Moore, John J . McGraw, Esq. or Switzerland counsel for Ciba and the Sellers;

                  (g) (i) The Majority Lenders (as defined in the Credit Agreement) shall have executed an agreement, in form and substance satisfactory to the Purchasers, consenting to the transactions contemplated hereby and (ii) the agreements, each dated as of the date hereof, from the Company's employees set forth on Exhibit F hereto shall be in full force and effect as of the Closing;

                  (i) Mr. John J. Lee's employment agreement attached hereto as Exhibit G and all other agreements contemplated thereby shall be in full force and effect as of the Closing;

                  (j) The Consent and Termination Agreement in the form attached as Exhibit H (the "Consent and Termination Agreement") shall have been executed and delivered by Ciba and the Company and the Indenture shall have been amended in the manner set forth in Section 3.02 of the Consent and Termination Agreement; and

                  (k) Neither the Company nor any of its subsidiaries shall have suffered any change, event, or development or series of changes, events or developments which individually or in the aggregate has had or would reasonably be expected to have a Material Adverse Effect.

                  5.3. Conditions to Obligations of Ciba and the Sellers. The obligations of Ciba and the Sellers to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

                  (a) Each of the representations and warranties of the Purchasers contained in this Agreement shall be true and correct when made and as of the Closing (except to the extent such representations and warranties are made as of a particular date, in which case such representations and warranties shall have been true and correct in all material respects as of such date);

                  (b) The Purchasers shall have performed, satisfied and complied with all of its covenants and agreements set forth in this Agreement to be performed, satisfied and complied with prior to or at the Closing Date;

                  (c) The Purchasers shall have delivered to each of Ciba and the Sellers an officer's certificate certifying as to the Purchasers' compliance with the conditions set forth in clauses (a) and (b) of this
Section 5.3;

                  (d) The Purchasers shall have executed and delivered the Pledge Agreement and the Purchasers shall have delivered to Ciba, as collateral agent, the Shares to be held as collateral security thereunder; and

                  (e) Ciba and the Sellers shall have received an opinion from Fried, Frank, Harris, Shriver & Jacobson substantially in the form of
Exhibit I hereto.


                                 ARTICLE VI

                                TERMINATION

                  6.1. Termination. (a) This Agreement may be terminated at any time prior to the Closing:

                  (i) by mutual written agreement of (x) Ciba and the Sellers and (y) the Purchasers;

                  (ii) by (x) the Purchasers or (y) Ciba and the Sellers, if the Closing shall not have occurred by the latest of (A) November 9, 2000, (B) November 27, 2000, if the condition set forth in Section 5.2(g)(i) shall not have been satisfied on or prior to November 9, 2000,
(C) two business days after the satisfaction of the conditions set forth in Sections 5.1(b), 5.1(c) and 5.1(d) hereof (the latest of such dates, the "Drop Dead Date") (provided that the right to terminate this Agreement under this Section 6.1(a)(ii) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date); provided, however, that notwithstanding the foregoing, if the Company, by a vote of the Independent Directors terminates the Hexcel Agreement pursuant to Section 6.1 thereof in connection with the execution of a definitive agreement relating to an Acquisition Proposal, the Drop Dead Date shall be automatically extended to the earlier of (1) the business day following the consummation of the transactions contemplated by the Acquisition Proposal and (2) the date that is 21 business days following the date such Acquisition Proposal is abandoned or terminated; provided, however that the Drop Dead Date shall not, in any case, be extended past the date that is 21 business days following the first anniversary of the date hereof; or

                  (iii) by (x) the Purchasers or (y) Ciba and the Sellers, if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a nonappealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement.

                  (b) The date of any termination of this Agreement pursuant to Section 6.1(a) is referred to herein as the "Termination Date".

                  6.2. Effect of Termination. In the event of the termination of this Agreement pursuant to Section 6.1(a), this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto (or any stockholder, director, officer, partner, employee, agent, consultant or representative of such party) except as set forth in this Section 6.2, provided that nothing contained in this Agreement shall relieve any party from liability for any breach of this Agreement and provided further that this Section 6.2 and Sections 7.1, 7.2, 7.3, 8.3, 8.12, 8.13 and 8.14 shall survive termination of this Agreement and Section
8.2 shall survive termination of this Agreement to the extent provided therein.


                                ARTICLE VII

                              INDEMNIFICATION

                  7.1. Survival. The representations and warranties of the parties hereto contained in this Agreement or in any of the other Transaction Documents shall survive the Closing and the delivery of the Transaction Documents. In the case of the representations and warranties made by Ciba, any Seller or any Purchaser in this Agreement or in any of the other Transaction Documents, such representations and warranties are being made severally and not jointly by Ciba and the Sellers or by the Purchasers, as the case may be. The covenants and agreements of the parties hereto contained in this Agreement or in any of the other Transaction Documents shall survive the Closing until performed in accordance with their terms.

                  7.2. Indemnification. (a) Ciba and the Sellers jointly and severally shall indemnify, defend and hold harmless the Purchasers, their Affiliates, and their respective officers, directors, partners, members, employees, agents, representatives, successors and assigns (each a "Purchaser Indemnified Person") from and against (I) all Losses incurred or suffered by a Purchaser Indemnified Person arising from (i) the breach of any of the representations or warranties made by Ciba or the Sellers in this Agreement or any other Transaction Document or (ii) the breach of any covenant or agreement made by Ciba or the Sellers in this Agreement or any other Transaction Document and (II) one-third of all Losses in respect of which an Investor Indemnified Person would be entitled to indemnification under the Hexcel Agreement pursuant to Section 7.2(a)(i) thereof after giving effect to the limitations on such indemnification contained in the Hexcel Agreement other than the limitation set forth in Section 7.2(c) thereof that limits the Company's liability thereunder to one-third of all Losses incurred by the Investor Indemnified Person; provided, that, the maximum amount recoverable under this Section 7.2(a)(II) shall be $10,000,000.

                  (b) Each Purchaser, severally and not jointly, shall indemnify, defend and hold harmless Ciba and the Sellers, their Affiliates, and their respective officers, directors, partners, members, employees, agents, representatives, successors and assigns (each a "Sellers Indemnified Person") from and against all Losses incurred or suffered by a Sellers Indemnified Person arising from (i) the breach of any of the representations or warranties made by such Purchaser in this Agreement or any other Transaction Document or (ii) the breach of any covenant or agreement made by such Purchaser in this Agreement or any other Transaction Document.

                  7.3. Procedure for Indemnification. (a) If a Purchaser Indemnified Party or a Sellers Indemnified Person (such Person being referred to as the "Indemnitee") shall receive notice or otherwise learn of the assertion by a Person who is not a party to this Agreement of any claim or of the commencement by any such Person of any action (a "Claim") with respect to which the other party (the "Indemnifying Party") may be obligated to provide indemnification, such Indemnitee shall give such Indemnifying Party written notice thereof promptly after becoming aware of such Claim; provided, that the failure of any Indemnitee to give notice as provided in this Section 7.3 shall not relieve the applicable Indemnifying Party of its obligations under this Article VII, except to the extent that such Indemnifying Party is prejudiced by such failure to give notice; provided, further, that the applicable Indemnifying Party shall have no obligations under this Article VII unless such written notice is received by the Indemnifying Party within the survival periods set forth in Section
7.1. Such notice shall describe the Claim in reasonable detail, and shall indicate the amount (estimated if necessary) of the Loss that has been or may be sustained by or is claimed against such Indemnitee. Such notice shall be a condition precedent to any liability of any Indemnifying Party for any Claim under the provisions for indemnification contained in this Agreement.

                  (b) An Indemnifying Party may elect to compromise, settle or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Claim; provided, however, that the Indemnifying Party shall not compromise, settle or defend a Claim without the consent of the Indemnitee (which consent shall not be unreasonably withheld). If an Indemnifying Party elects to compromise, settle or defend a Claim, it shall, within 30 days of the receipt of notice from an Indemnitee pursuant to Section 7.3(a) (or sooner, if the nature of such Claim so requires), notify the applicable Indemnitee of its intent to do so, and such Indemnitee shall cooperate in the compromise or settlement of, or defense against, such Claim. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defense of a Claim, such Indemnifying Party shall not be liable to such Indemnitee under this
Article VII for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof (except expenses approved in advance by the Indemnitee); provided, that such Indemnitee shall have the right to employ one separate counsel reasonably satisfactory to the Indemnifying Party to represent such Indemnitee if the defendants in any such claim included both the Indemnifying Party and the Indemnitee and, in such Indemnitee's reasonable judgment, a conflict of interest between such Indemnitee and such Indemnifying Party exists in respect of such claim, and in that event the reasonable fees and expenses of such separate counsel shall be paid by such Indemnifying Party. If an Indemnifying Party elects not to compromise, settle or defend against a Claim, or fails to notify an Indemnitee of its election as provided in this Section 7.3 within 30 days of notice from the Indemnitee pursuant to Section 7.3(a), such Indemnitee may compromise, settle or defend such Claim.

                  (c) If an Indemnifying Party chooses to defend any claim, the applicable Indemnitee shall make available to such Indemnifying Party any personnel or any books, records or other documents within its control that are necessary or appropriate for such defense.

                  (d) If the amount of any Loss shall, at any time subsequent to payment pursuant to this Agreement, be reduced by recovery, settlement or otherwise, the amount of such reduction, less any expenses incurred in connection therewith, shall promptly be repaid by the applicable Indemnitee to the applicable Indemnifying Party.

                  (e) In the event of payment by an Indemnifying Party to any Indemnitee in connection with any Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Claim. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and, at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.


                                ARTICLE VIII

                               MISCELLANEOUS

                  8.1. Defined Terms; Interpretations. The following terms, as used herein, shall have the following meanings:

                  "Acquisition Proposal" shall have the meaning ascribed to such term in the Hexcel Agreement.

                  "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  "Aggregate Consideration Per Share" shall have the meaning ascribed thereto in Section 8.2(b)(i).

                  "Agreement" shall have the meaning ascribed thereto in the preamble.

                  "Alternative Transaction" shall have the meaning ascribed thereto in Section 8.2(b)(ii).

                  "Beneficially Owning" shall have the meaning ascribed thereto in the Governance Agreement.

                  "Ciba" shall have the meaning ascribed thereto in the recitals.

                  "Claim" shall have the meaning ascribed thereto in
Section 7.3.

                  "Closing" shall have the meaning ascribed thereto in
Section 1.2(a).

                  "Closing Date" shall have the meaning ascribed thereto in
Section 1.2(a).

                  "Common Stock" shall have the meaning ascribed thereto in the recitals.

                  "Company" shall have the meaning ascribed thereto in the recitals.

                  "Consent and Termination Agreement" shall have the meaning ascribed thereto in Section 5.2(j).

                  "Consents" shall have the meaning ascribed thereto in
Section 4.3.

                  "Credit Agreement" shall mean the Second Amended and Restated Credit Agreement, dated as of September 15, 1998, among the Company, certain of its subsidiaries, the Lenders parties thereto, Citibank N.A. and Credit Suisse First Boston.

                  "DGCL" shall mean the Delaware General Corporation Law.

                  "Drop Dead Date" shall have the meaning ascribed thereto in Section 6.1(a)(ii).

                  "Encumbrances" shall have the meaning ascribed thereto in
Section 2.1.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

                  "Fair Market Value" shall have the meaning ascribed thereto in Section 8.2(b)(iii).

                  "Governance Agreement" shall have the meaning ascribed thereto in Section 5.2(d).

                  "Governmental Entity" shall mean any supernational, national, foreign, federal, state or local judicial, legislative, executive, administrative or regulatory body or authority.

                  "Hexcel Agreement" shall mean the agreement, dated as of the date hereof, among each of the Purchasers and the Company, attached as Exhibit J hereto.

                  "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

                  "Indemnifying Party" shall have the meaning ascribed thereto in Section 7.3.

                  "Indemnitee" shall have the meaning ascribed thereto in
Section 7.3.

                  "Indenture" shall have the meaning ascribed thereto in the Consent and Termination Agreement.

                  "Independent Directors" shall have the meaning ascribed thereto in the Hexcel Agreement.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  "Investor Indemnified Person" shall have the meaning ascribed thereto in Section 7.2(a) of the Hexcel Agreement.

                  "Laws" shall include all foreign, federal, state, and local laws, statutes, ordinances, rules, regulations, orders, judgments, decrees and bodies of law.

                  "Litigation" shall have the meaning ascribed thereto in
Section 8.13.

                  "Losses" shall mean each and all of the following items: claims, losses, liabilities, obligations, payments, damages, charges, judgments, fines, penalties, amounts paid in settlement, costs and expenses (including, without limitation, interest which may be imposed in connection therewith, costs and expenses of investigation, actions, suits, proceedings, demands, assessments and fees, expenses and disbursements of counsel, consultants and other experts).

                  "Material Adverse Effect" shall mean a material adverse effect on the properties, business, operations, results of operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole; provided, however, that changes relating to United States or foreign economies in general or the Company's and its subsidiaries' industries in general and not specifically relating to the Company or its subsidiaries shall not constitute a Material Adverse Effect for purposes of this Agreement.

                  "Notes" shall have the meaning ascribed thereto in
Section 1.1.

                  "Person" shall mean any individual, firm, corporation, limited liability company, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  "Pledge Agreement" shall have the meaning ascribed thereto in Section 5.2(e).

                  "Purchase Price" shall have the meaning ascribed thereto in Section 1.1.

                  "Purchasers" shall have the meaning ascribed thereto in the preamble.

                  "Purchaser Indemnified Person" shall have the meaning ascribed thereto in Section 7.2(a).

                  "Registration Rights Agreement" shall have the meaning ascribed thereto in Section 5.2(d).


                  "SEC" shall mean the Securities and Exchange Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include reference to the comparable section, if any, of such successor federal statute.

                  "Sellers" shall have the meaning ascribed thereto in the preamble.

                  "Sellers Indemnified Person" shall have the meaning ascribed thereto in Section 7.2(b).

                  "Shares" shall have the meaning ascribed thereto in the recitals.

                  "Step-Down Date" shall have the meaning ascribed thereto in Section 8.2(a).

                  "Termination Date" shall have the meaning ascribed thereto in Section 6.1(b).

                  "Third Party Purchaser" shall have the meaning ascribed thereto in Section 8.2(b)(iv).

                  "Transaction Documents" shall mean this Agreement, the Notes, the Pledge Agreement and all other contracts, agreements, schedules, certificates and other documents being delivered pursuant to or in connection with this Agreement or such other documents or the transactions contemplated hereby or thereby.

                  8.2. Fees and Expenses. (a) Except as provided in this
Section 8.2, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such costs or expense. At the Closing, Ciba and the Sellers shall reimburse the Purchasers for their reasonable costs and expenses (including the fees and expenses of its counsel) incurred in connection with this Agreement and the transactions contemplated hereby, in an amount not to exceed $500,000. In addition, if the transactions contemplated by this Agreement are not consummated by reason of the failure of Ciba or any Seller to perform its obligations hereunder, then (i) on the Termination Date, Ciba and the Sellers shall pay to the Purchasers an amount in cash equal to the Purchasers' reasonable costs and expenses (including the fees and expenses of its counsel) incurred in connection with this Agreement and the transactions contemplated hereby in an amount not to exceed $1,000,000 in the aggregate and (ii) (A) if any Alternative Transaction is consummated on or prior to March 1, 2001 (the "Step-Down Date") or thereafter pursuant to a definitive agreement executed on or prior to the Step-Down Date, Ciba and the Sellers shall pay the Purchasers an amount in cash equal to the product of (x) the number of Shares sold, transferred or otherwise disposed of in such Alternative Transaction, multiplied by (y) 25% of the Aggregate Consideration Per Share in excess of $11.00, or (B) if any Alternative Transaction is consummated after the Step-Down Date and on or prior to June 1, 2001 (in a transaction to which clause (A) does not apply), or thereafter pursuant to a definitive agreement executed after the Step-Down Date and on or prior to June 1, 2001, Ciba and the Sellers shall pay the Purchasers an amount in cash equal to the product of (x) the number of shares sold, transferred or otherwise disposed of in such Alternative Transaction, multiplied by (y) 10% of the Aggregate Consideration Per Share in excess of $11.00. Any amounts payable by Ciba and the Sellers to the Purchasers pursuant to clause (ii) above shall be paid to the Purchasers no later than the first business day after the closing of each Alternative Transaction to which such clause (ii) applies; provided, however, that in no event shall any amounts be paid pursuant to clause (ii) above if any Alternative Transaction to which clause (ii) applies does not close.

                  (b) Notwithstanding anything to the contrary contained herein, if (i) the Hexcel Agreement is terminated by the Company by a vote of the Independent Directors pursuant to Section 6.1 thereof upon execution of a definitive agreement with respect to an Acquisition Proposal, and (ii) the transactions contemplated by such Acquisition Proposal are consummated on or prior to the date that is 21 business days following the first anniversary of the date hereof without the Closing hereunder having occurred, then Ciba and the Sellers shall pay the Purchasers no later than the first business day after the closing of such transactions, an amount in cash equal to the product of (i) the lesser of (A) the number of Shares sold, transferred or otherwise disposed of in such Acquisition Proposal and
(B) the number of Shares being purchased by the Purchasers hereunder, multiplied by (ii) 100% of the Aggregate Consideration Per Share in excess of $11.00.

                  (c)      For purposes of this Section 8.2:

                  (i) "Aggregate Consideration Per Share" shall mean the amount per Share payable to any Seller and/or any of its Affiliates pursuant to any Alternative Transaction or Acquisition Proposal. The amount per Share payable with respect to any Alternative Transaction or Acquisition Proposal shall be determined by dividing (A) the sum of (x) all cash amounts payable to any Seller and/or any of its Affiliates and (y) the Fair Market Value of all securities, property or other consideration payable to any Seller and/or any of its Affiliates, in each case pursuant to such Alternative Transaction or Acquisition Proposal by (B) the number of Shares sold, transferred or otherwise disposed of pursuant to such Alternative Transaction or Acquisition Proposal.

                  (ii) "Alternative Transaction" shall mean any sale, transfer or other disposition of all or any portion of the Shares by any Seller and/or any of its Affiliates to a Third Party Purchaser.

                  (iii) "Fair Market Value" shall mean (a) with respect to securities (i) listed for trading on a national securities exchange or admitted for trading on a national market system, either (x) the closing price quoted on the principal securities exchange on which such securities are listed for trading or (y) if not so listed, the average of the closing bid and asked prices for such securities quoted on the national market system on which such securities are admitted for trading, each as published in the Eastern Edition of The Wall Street Journal, in each case for the ten (10) trading days prior to the date such securities are delivered to Ciba or the Sellers or (ii) not listed for trading on a national securities exchange or admitted for trading on a national market system, the fair market value of such securities as determined in good faith from time to time according to the mutual agreement of the Purchasers, Ciba and the Sellers; provided, however, in the event that Ciba, the Purchasers and the Sellers are unable to reach an agreement as to the fair market value of such securities, the fair market value of such securities will be determined by a neutral third party mutually agreed upon by the Purchasers, Ciba and the Sellers, with such determination by the neutral third party being binding on the Purchasers, Ciba and the Sellers and not subject to any recourse or appeal or (b) with respect to any other property, the fair market value of such property as determined in good faith from time to time according to the mutual agreement of the Purchasers, Ciba and the Sellers; provided, however, in the event that the Purchasers, Ciba and the Sellers are unable to reach an agreement as to the fair market value of such property, the fair market value of such property will be determined by a neutral third party mutually agreed upon by the Purchasers, Ciba and the Sellers, with such determination by the neutral third party being binding on the Purchasers, Ciba and the Sellers and not subject to any recourse or appeal.

                  (iv) "Third Party Purchaser" shall mean any Person other than Ciba, any Seller or any Affiliates of Ciba or any Seller.

                  8.3. Public Announcements. The Purchasers, Ciba and the Sellers shall consult with each other before issuing any press release with respect to this Agreement or the transactions contemplated hereby and neither shall issue any such press release, make any such public statement or make any filings required by Law without the prior consent of the other, which consent shall not be unreasonably withheld or delayed; provided, however, that a party may, without the prior consent of the other party, issue such press release, make such public statement or make such required filing as may upon the advice of counsel be required by Law or any exchange on which Ciba or the Sellers' securities are listed and, to the extent time permits, it has used all reasonable efforts to consult with the other party prior thereto.

                  8.4. Further Assurances. At any time or from time to time after the Closing, Ciba and the Sellers, on the one hand, and the Purchasers, on the other hand, agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby or by the other Transaction Documents and to otherwise carry out the intent of the parties hereunder or thereunder.

                  8.5. Successors and Assigns. This Agreement shall bind and inure to the benefit of Ciba, the Sellers and the Purchasers and the respective successors, permitted assigns, heirs and personal representatives of Ciba, the Sellers and the Purchasers, provided that prior to the Closing none of Ciba or the Sellers may assign its rights or obligations under this Agreement to any Person without the prior written consent of the Purchasers, and provided further that the Purchasers may not assign their rights or obligations under this Agreement to any Person (other than an Affiliate of such Purchaser) without the prior written consent of Ciba and the Sellers. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchasers' benefit as Purchasers or holders of the Shares are also for the benefit of, and enforceable by, any Affiliates of the Purchasers who hold such Shares and received such Shares in accordance with the terms of this Agreement.

                  8.6. Entire Agreement. This Agreement and the other Transaction Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto, including, without limitation, the Letter Agreement, dated September 1, 2000, between GS Capital Partners 2000, L.P. and Ciba Specialty Chemicals Holding Inc. and Ciba Specialty Chemicals Corporation, as amended prior to the date hereof.

                  8.7. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                           (i)      if to Ciba and the Sellers, to each
                                    of the following addresses:

                                    Ciba Specialty Chemicals Holding Inc.
                                    Klybeckstrasse 141
                                    CH - 4002, Basel
                                    Switzerland
                                    Telecopy No.:  41-61-636-4728
                                    Attention:     Oliver Strub, Esq.

                                    Ciba Specialty Chemicals Inc.
                                    Klybeckstrasse 141
                                    CH - 4002, Basel
                                    Switzerland
                                    Telecopy No.:  41-61-636-4728
                                    Attention:     Oliver Strub, Esq.

                                    Ciba Specialty Chemicals Corporation
                                    P.O. Box 2005
                                    560 White Plains Road
                                    Tarrytown, New York 10591
                                    Telecopy No.:  (914) 785-3622
                                    Attention:     Mr. Stanley Sherman
                                                   John J. McGraw, Esq.

                                    with a copy to (which shall not
                                    constitute notice):

                                    Cravath, Swaine & Moore
                                    Worldwide Plaza
                                    825 Eighth Avenue
                                    New York, New York 10019-7475
                                    Telecopy No.:  (212) 859-4000
                                    Attention:  Philip A. Gelston, Esq.


(ii)                           if to the Purchasers, to:

               c/o Goldman Sachs Capital Partners 2000, L.P.
                                    85 Broad Street
                                    New York, New York 10004
                                    Telecopy No.:  (212) 357-5505
                                    Attention:  Mr. Sanjeev Mehra

                                    with a copy to:

                  Fried, Frank, Harris, Shriver & Jacobson
                                    One New York Plaza
                                    New York, New York 10004
                                    Telecopy No.:  (212) 859-8587
                                    Attention:    Robert C. Schwenkel, Esq.

                  All such notices, requests, consents and other communications shall be deemed to have been given or made if and when delivered personally or by overnight courier to the parties at the above addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified above (or at such other address or telecopy number for a party as shall be specified by like notice).

                  8.8. Amendments. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, in a writing executed and delivered by Ciba, the Sellers and the Purchasers. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

                  8.9. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  8.10. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                  8.11. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

                  8.12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  8.13. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any claim, action, suit, investigation or proceeding ("Litigation") arising out of or relating to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby (and agrees not to commence any Litigation relating hereto or thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

                  8.14. WAIVER OF JURY TRIAL. CIBA, THE SELLERS AND THE PURCHASERS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTION DOCUMENTS.

                  8.15. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.


                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.


LXH, L.L.C.


By:
      ----------------------------------------------------------
      Name
      Title:

LXH II, L.L.C.


By:
      ----------------------------------------------------------
      Name
      Title:



CIBA SPECIALTY CHEMICALS HOLDING INC.


By:_________________________
     Name:
     Title:



CIBA SPECIALTY CHEMICALS INC.


By:_________________________
     Name:
     Title:



CIBA SPECIALTY CHEMICALS CORPORATION


By:_________________________
     Name:
     Title:






                                                  Exhibit B to Exhibit 10.1

                        GOVERNANCE AGREEMENT

                             dated as of

                              [ ], 2000

                                among

                            LXH, L.L.C.,

                           LXH II, L.L.C.,

                         Hexcel Corporation

                                 and

                      The Other Parties Listed
                    on the Signature Pages Hereto




      GOVERNANCE AGREEMENT dated as of [ ], 2000, among LXH, L.L.C., a Delaware limited liability company ("LXH"), LXH II, L.L.C., a Delaware limited liability company ("LXH II"), HEXCEL CORPORATION, a Delaware corporation ("Hexcel"), and the other parties listed on the signature pages hereto (the "Limited Partnerships").

      WHEREAS, LXH, LXH II, Ciba Specialty Chemicals Holding Inc., Ciba Specialty Chemicals Inc. and Ciba Specialty Chemicals Corporation are parties to a Stock Purchase Agreement dated as of October 11, 2000 (the "Purchase Agreement"), and have consummated the transactions contemplated therein (the "Transactions"), whereby the Investors (as such term is defined below) now Beneficially Own approximately 39.3% of the Total Voting Power of Hexcel (as such terms are defined below); and

      WHEREAS the parties hereto wish to further establish the nature of their relationship and set forth their agreement concerning the governance of Hexcel following consummation of the Transactions as well as certain matters relating to the Investors' ownership of Voting Securities (as such term is defined below).

      NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                              ARTICLE I

                             DEFINITIONS

            SECTION 1.01 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

      "ADDITIONAL SHARES" means, as of any date of determination, up to 255,381 shares of Hexcel Common Stock (as equitably adjusted to reflect any stock split, combination, reorganization, recapitalization, reclassification or other similar event involving the Hexcel Common Stock) the Beneficial Ownership of which may be acquired inadvertently from time to time by The Goldman Sachs Group, Inc. or its Affiliates acting in connection with their activities as a broker or dealer registered under
Section 15 of the Exchange Act or as an asset manager (excluding Affiliates formed for the purpose of effecting principal transactions); provided, that if and for so long as The Goldman Sachs Group, Inc. and its Affiliates collectively Beneficially Own less than 30% of the Total Voting Power of Hexcel, the maximum number of Additional Shares shall be 400,000 (as equitably adjusted to reflect any stock split, combination, reorganization, recapitalization, reclassification or other similar event involving the Hexcel Common Stock).

      An "AFFILIATE" of any Person means any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person. "CONTROL" has the meaning specified in Rule 12b-2 under the Exchange Act as in effect on the date of this Agreement.

      Any Person shall be deemed to "BENEFICIALLY OWN", to have "BENEFICIAL OWNERSHIP" of, or to be "BENEFICIALLY OWNING" any securities (which securities shall also be deemed "BENEFICIALLY OWNED" by such Person) that such Person is deemed to "beneficially own" within the meaning of Rule 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement; provided that, except for the rights set forth in
Section 3.02 hereof, any Person shall be deemed to Beneficially Own any securities that such Person has the right to acquire, whether or not such right is exercisable immediately.

      "BOARD" means the board of directors of Hexcel.

      "BROAD DISTRIBUTION" with respect to Voting Securities, means a distribution of Voting Securities that, to the knowledge, after due inquiry, of the Person on whose behalf such distribution is being made, will not result in the acquisition by any other Person of Beneficial Ownership of any such Voting Securities to the extent that, after giving effect to such acquisition, such acquiring Person (other than any Investor and other than any underwriter acting in such capacity in an underwritten public offering of Hexcel Common Stock) would Beneficially Own in excess of 5% of the Total Voting Power of Hexcel.

      "BUYOUT TRANSACTION" means a tender offer, merger or any similar transaction that offers holders of Voting Securities (other than, if applicable, the Person proposing such transaction) the opportunity to dispose of the Voting Securities Beneficially Owned by such holders or otherwise contemplates the acquisition by any Person or Group of Voting Securities that would result in Beneficial Ownership by such Person or Group of a majority of the Voting Securities outstanding, or a sale of all or substantially all of Hexcel's assets.

      "CHAIRMAN" means the Chairman of the Board and Chief Executive Officer of Hexcel.

      "CLOSING DATE" means the date of the closing of the Transactions.

      "CUSTOMARY ACQUISITION/CONTROL PREMIUM" means the aggregate realizable value for all Voting Securities (including Voting Securities owned by the Investors), assuming a sale of Hexcel in its entirety in a transaction or series of related transactions to a third party or parties on an arm's length basis in a controlled auction process designed to maximize shareholder value by attracting all possible bidders, including the Investors and their Affiliates.

      "DEBT INSTRUMENTS" shall mean (i) Hexcel's Second Amended and Restated Credit Agreement, dated as of September 15, 1998, as amended from time to time, or any replacement thereof and (ii) the Indenture, dated as of January 21, 1999, relating to Hexcel's 9-3/4% Senior Subordinated Notes Due 2009.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      "GOVERNMENTAL ENTITY" means any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof.

      "GROUP" has the meaning set forth in Section 13(d) of the Exchange Act as in effect on the date of this Agreement.

      "GS CAPITAL" shall mean GS Capital Partners 2000 L.P., a Delaware limited partnership.

      "HEXCEL" has the meaning set forth in the recitals to this Agreement.

      "HEXCEL COMMON STOCK" means the common stock of Hexcel, par value $0.01 per share, and any equity securities issued or issuable in exchange for or with respect to the Common Stock by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

      "HEXCEL OPTION PERIOD" means the 6 month period following the first anniversary of the Closing Date.

      "INDEMNIFIED INDIVIDUALS" means each of the individuals who at any time were officers and directors of Hexcel and their respective heirs and personal and legal representatives.

      "INDEPENDENT DIRECTOR" means a director of Hexcel who is not an Investors' Director and who (i) is not and has never been an officer, employee or director of any of the Investors or their Affiliates or associates (as defined in Rule 12b-2 under the Exchange Act), in each case other than Hexcel, and (ii) has no affiliation or compensation, consulting or contractual relationship with any of the Investors or their Affiliates or associates (in each case other than Hexcel) such that a reasonable person would regard such director as likely to be unduly influenced by any of such Persons or any of their Affiliates or associates (in each case other than Hexcel).

      "INITIAL INVESTORS' SHARES" means the [ ] shares of Hexcel Common Stock initially sold by Ciba Specialty Chemicals Inc. and Ciba Specialty Chemicals Corporation pursuant to the Purchase Agreement (as equitably adjusted to reflect any stock split, combination, reorganization, recapitalization, reclassification or other similar event involving the Initial Investors' shares).

      "INVESTOR BUYOUT TRANSACTION" means a Buyout Transaction by the Investors or their Affiliates or any other Person acting on behalf of the Investors or their Affiliates, or any Person who is part of a Group with the Investors, involving the acquisition of all (but not less than all) Voting Securities held by the Other Holders, provided that all Other Holders are entitled to receive Requisite Consideration upon consummation of such Buyout Transaction.

      "INVESTORS" means (i) LXH, (ii) LXH II, (iii) each of the Limited Partnerships, (iv) The Goldman Sachs Group, Inc., or any direct or indirect Subsidiary of The Goldman Sachs Group, Inc. formed for the purpose of effecting principal transactions, and (v) subject to the approval of a majority of the Independent Directors, one other Person designated within 90 days following the Closing Date by LXH or LXH II as a proposed transferee of up to 2,200,000 shares of Hexcel Common Stock; provided, that any of the foregoing Persons shall be an Investor only for so long as it Beneficially Owns Voting Securities subject to the provisions of this Agreement or is a transferee of Voting Securities pursuant to Section 4.01(a)(i); provided, further, that any such Person specified in clause
(iv) or (v) that acquires Voting Securities in accordance with this Agreement shall execute a joinder in which it shall agree to be bound by the provisions of this Agreement to the same extent as the Investors and shall thereafter be deemed to be an "Investor" for all purposes of this Agreement.

      "INVESTORS' DIRECTORS" means Investors' Nominees who are elected or appointed to serve as members of the Board in accordance with this Agreement.

      "INVESTORS' NOMINEES" means such Persons as are so designated by GS Capital or LXH II, as such designations may change from time to time in accordance with this Agreement, to serve as members of the Board pursuant to Section 2.02 hereof.

      "ORDINARY COURSE BROKER DEALER SHARES" means those shares of Hexcel Common Stock which are acquired by any Person solely in connection with the activities of a broker or dealer registered under Section 15 of the Exchange Act (i) as a result of underwriting activities in connection with a registration statement filed by Hexcel (including any shares acquired for the investment account of a broker or dealer in connection with such underwriting activities), (ii) as a result of the exercise of investment or voting discretion authority with respect to any of such Person's customer accounts, or (iii) in good faith in connection with a debt previously contracted; provided, in each case, that the Person engaging in such activities does not Beneficially Own such shares of Hexcel Common Stock.

      "OTHER HOLDERS" means the holders of the Other Shares.

      "OTHER SHARES" means Voting Securities not Beneficially Owned by the Investors.

      "PERSON" means any individual, Group, corporation, firm, partnership, joint venture, trust, business association, organization, Governmental Entity or other entity.

      "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of the date hereof between LXH, LXH II and Hexcel.

      "REQUISITE CONSIDERATION" means consideration that is (i) approved by
(x) a majority of the Independent Directors acting solely in the interests of the Other Holders, after the receipt of an opinion of an independent nationally recognized investment banking firm retained by them or (y) a majority in interest of the Other Holders by means of a Stockholder Vote solicited pursuant to a proxy statement containing the information required by Schedule 14A under the Exchange Act (it being understood that the Independent Directors shall, consistent with their fiduciary duties, be free to include in such proxy statement, if applicable, the reasons underlying any failure by them to approve a Buyout Transaction by the requisite vote, including whether a fairness opinion was sought by the Independent Directors and any opinions or recommendations expressed in connection therewith) and (ii) in the opinion of an independent nationally recognized investment banking firm (including such a firm retained by the Investor), fair to the Other Holders from a financial point of view. In connection with the retention of any investment banking firm referred to herein, the Independent Directors shall instruct such investment banking firm, unless the Independent Directors conclude, after consultation with their outside legal and financial advisors, that such instructions are not appropriate, to (a) value Hexcel's businesses taking into account a premium for control and (b) assume for purposes of such opinion that the Other Holders are entitled to their proportionate part of a Customary Acquisition/Control Premium.

      "SEC" means the Securities and Exchange Commission or any successor Governmental Entity.

      "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "SIGNIFICANT SUBSIDIARY" has the meaning set forth in Rule 1-02 of Regulation S-X under the Securities Act as in effect on the date of this Agreement.

      "STANDSTILL PERIOD" means the three-year period commencing on the Closing Date.

      "STOCKHOLDER VOTE" means as to any matter to be presented to holders of Voting Securities, a vote at a duly called and held annual or special meeting of the holders of Voting Securities entitled to vote on such matter.

      "SUBSIDIARY" means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns, directly or indirectly, or otherwise controls, more than 50% of the voting shares or other similar interests.

      "THIRD PARTY OFFER" means a bona fide offer to enter into a Buyout Transaction by a Person other than the Investors or any of their Affiliates, any other Person acting on behalf of the Investors or any of their Affiliates, or any Person who is part of a Group with the Investors or any of their Affiliates, that does not treat the Investors or their Affiliates differently than the Other Holders.

      "TOTAL VOTING POWER OF HEXCEL" means the total number of votes that may be cast in the election of directors of Hexcel if all Voting Securities outstanding or treated as outstanding pursuant to the final sentence of this definition were present and voted at a meeting held for such purpose. The percentage of the Total Voting Power of Hexcel Beneficially Owned by any Person is the percentage of the Total Voting Power of Hexcel that is represented by the total number of votes that may be cast in the election of directors of Hexcel by Voting Securities Beneficially Owned by such Person. In calculating such percentage, the Voting Securities Beneficially Owned by any Person that are not outstanding but are subject to issuance upon exercise or exchange of rights of conversion or any options, warrants or other rights Beneficially Owned by such Person shall be deemed to be outstanding for the purpose of computing the percentage of the Total Voting Power represented by Voting Securities Beneficially Owned by such Person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the Total Voting Power represented by Voting Securities Beneficially Owned by any other Person.

      "TRANSACTIONS" has the meaning set forth in the recitals to this Agreement.

      "VOTING SECURITIES" means Hexcel Common Stock and any other securities of Hexcel or any Subsidiary of Hexcel entitled to vote generally in the election of directors of Hexcel or such Subsidiary of Hexcel.


                             ARTICLE II

                        CORPORATE GOVERNANCE

            SECTION 2.01   BOARD OF DIRECTORS.  The Board shall
consist of ten members, one of whom shall be the Chairman.

            SECTION 2.02 INVESTORS BOARD REPRESENTATION. (a) Subject to
Section 2.05(c), for so long as the Investors Beneficially Own 20% or more of the Total Voting Power of Hexcel, the parties hereto shall exercise all authority under applicable law to cause any slate of directors presented to stockholders for election to the Board to consist of such nominees that, if elected, would result in the Board consisting of three Investors' Directors, the Chairman and six additional Independent Directors; provided, however, that if the Investors, directly or indirectly, during the term of this Agreement shall have sold, transferred or otherwise disposed of, on a cumulative basis, Beneficial Ownership of such number of shares representing 331/3% or more of the Initial Investors' Shares to Persons that are not Investors, then the parties hereto shall exercise all authority under applicable law to cause any slate of directors presented to stockholders for election to the Board to consist of such nominees that, if elected, would result in the Board consisting of two Investors' Directors, the Chairman and seven additional Independent Directors.

      (b) Subject to Section 2.05(c), for so long as the Investors Beneficially Own less than 20% but at least 15% of the Total Voting Power of Hexcel, the parties hereto shall exercise all authority under applicable law to cause any slate of directors presented to stockholders for election to the Board to consist of such nominees that, if elected, would result in the Board consisting of two Investors' Directors, the Chairman and seven additional Independent Directors; provided, however, that if the Investors, directly or indirectly, during the term of this Agreement shall have sold, transferred or otherwise disposed of, on a cumulative basis, Beneficial Ownership of such number of shares of Hexcel Common Stock representing 662/3% of the Initial Investors' Shares to Persons that are not Investors, then the parties hereto shall exercise all authority under applicable law to cause any slate of directors presented to stockholders for election to the Board to consist of such nominees that, if elected, would result in the Board consisting of one Investors' Director, the Chairman and eight additional Independent Directors.

      (c) Subject to Section 2.05(c), for so long as the Investors Beneficially Own less than 15% but at least 10% of the Total Voting Power of Hexcel, the parties hereto shall exercise all authority under applicable law to cause any slate of directors presented to stockholders for election to the Board to consist of such nominees that, if elected, would result in the Board consisting of one Investors' Director, the Chairman and eight additional Independent Directors.

      (d) In order to determine (x) the number of Investors' Nominees to be included in any slate of directors to be presented to stockholders for election to the Board and (y) the percentage of the Total Voting Power of Hexcel Beneficially Owned by the Investors for purposes of Section 2.06, the Investors shall be deemed to Beneficially Own a percentage of the Total Voting Power of Hexcel that is no more than (1) 39.3% of the Total Voting Power of Hexcel less (2) the percentage of the Total Voting Power of Hexcel represented by any Voting Securities disposed of, directly or indirectly, by the Investors to Persons that are not Investors since the Closing Date.

       (e) The Additional Shares shall not be included in any calculation of the Investors' Beneficial Ownership of the Total Voting Power of Hexcel under this Agreement.

            SECTION 2.03 DESIGNATION OF SLATE. (a) Any Investors' Nominees that are included in a slate of directors pursuant to Section 2.02 shall be designated as provided in this Section 2.03, and any Independent Director nominees who are to be included in any slate of directors pursuant to
Section 2.02 shall be designated by majority vote by the then incumbent Independent Directors (including the Chairman if he or she is an Independent Director). Hexcel's nominating committee, if any (or if there is no such nominating committee, the Board or any other duly authorized committee thereof), shall nominate each person so designated. The initial Investors' Nominees shall be Sanjeev Mehra (appointed by GS Capital), and [ ] (appointed by GS Capital) and [ ] (appointed by LXH II). The initial Chairman shall be John J. Lee. Upon consummation of the Transactions, the number of directors constituting the entire Board will be fixed at ten and simultaneously herewith a sufficient number of the then serving members of the Board will resign in order to permit the appointment of the initial Investors' Nominees to fill the vacancies thereby created. The remaining members of the Board shall be Robert S. Evans, Marshall S. Gellar, Lewis Rubin, Martin L. Solomon, Harold E. Kinne and one additional Independent Director.

      (b) The parties hereby agree that for so long as (i) the Investors are permitted to designate three Investors' Directors pursuant to this Agreement, two directors shall be designated by GS Capital and one director shall be designated by LXH II, (ii) the Investors are permitted to designate two Investors' Directors pursuant to this Agreement, one director shall be designated by GS Capital and one director shall be designated by LXH II and (iii) the Investors are permitted to designate one Investors' Director pursuant to this Agreement, that director shall be designated by GS Capital.

      (c) If, for any reason, all of the Investors' Directors designated by GS Capital pursuant to Section 2.02 and this Section 2.03 are not elected to the Board by stockholders, then Hexcel shall exercise all authority under applicable law to cause any person designated by GS Capital to be elected to the Board, and during any such absence of membership on the Board, Hexcel shall, after receiving notice from GS Capital as to the identity of a representative of GS Capital, (i) permit such representative to attend all Board meetings (other than meetings solely of the Independent Directors) and to the extent contemplated by Section 2.04 all committees thereof as an observer; (ii) provide such representative advance notice of each such meeting, including such meeting's time and place, at the same time and in the same manner as such notice is provided to the members of the Board (or such committee thereof); (iii) provide such representative with copies of all materials, including notices, minutes and consents, distributed to the members of the Board (or such committee thereof) at the same time as such materials are distributed to such Board (or such committee thereof) and shall permit such representative to have the same access to information concerning the business and operations of Hexcel as such representative would have had as an Investors' Director; and (iv) on a basis consistent with the members of the Board, permit such representative to discuss the affairs, finances and accounts of Hexcel with, and to make proposals and furnish advice with respect thereto, the Board, without voting; provided, in each case, that such representative agrees in writing to maintain the confidentiality of all materials and information provided to him pursuant to this Section 2.03(c) and to return to Hexcel all such materials and information at such time as such representative ceases to act as a representative pursuant to this Section 2.03(c).

            SECTION 2.04   COMMITTEE MEMBERSHIP.  So long as the
Investors shall be entitled to designate two or more Investors' Directors for election to the Board, each committee of the Board, including the finance, audit, nominating, and compensation committees shall consist of at least one Investors' Director; provided, however, that if no Investors' Director is "independent" as defined by the listing standards of the New York Stock Exchange, then the audit committee of the Board shall consist solely of Independent Directors.

            SECTION 2.05 RESIGNATIONS AND REPLACEMENTS. (a) If at any time a member of the Board resigns (pursuant to this Section 2.05 or otherwise) or is removed in accordance with applicable law or Hexcel's by-laws, a new member shall be designated to replace such member until the next election of directors. If consistent with Section 2.02 the replacement director is to be an Investors' Director, the party that designated such Investors' Director shall designate the replacement Investors' Director. If the former member was the Chairman, the replacement Chairman shall be the replacement. Except as set forth in paragraph (c) below, if consistent with Section 2.02, the replacement director is to be an Independent Director (other than the Chairman), the remaining Independent Directors (including the Chairman if he or she is an Independent Director) shall designate the replacement Independent Director.

      (b) Subject to paragraph (c) below, if at any time the number of Investors' Nominees entitled to be nominated to the Board in accordance with this Agreement in an election of directors presented to stockholders would decrease, within 10 days thereafter GS Capital and the Investors shall cause a sufficient number of Investors' Directors to resign from the Board so that the number of Investors' Directors on the Board after such resignation(s) equals the number of Investors' Nominees that GS Capital and the Investors would have been entitled to designate had an election of directors taken place at such time. GS Capital and the Investors shall also cause a sufficient number of Investors' Directors to resign from any relevant committees of the Board so that such committees are comprised in the manner contemplated by Section 2.04 after giving effect to such resignations. Any vacancies created by the resignations required by this
Section 2.05(b) shall be filled by Independent Directors.

      (c) If at any time the percentage of the Total Voting Power of Hexcel Beneficially Owned by the Investors decreases as a result of an issuance of Voting Securities by Hexcel (other than any of the issuances described in the last sentence of this Section 2.05(c)), the Investors may notify Hexcel that the Investors intend to acquire a sufficient amount of additional Voting Securities in accordance with this Agreement necessary to maintain their then current level of Board representation within 90 days. In such event, until the end of such period (and thereafter if the Investors in fact restore their percentage of the Total Voting Power of Hexcel during such period and provided that the Investors continue to maintain the requisite level of Beneficial Ownership of Voting Securities in accordance with Section 2.02) the Board shall continue to have the number of Investors' Directors that corresponds to the percentage of the Total Voting Power of Hexcel Beneficially Owned by the Investors prior to such issuance of Voting Securities by Hexcel. Notwithstanding any provision herein to the contrary, the provisions of this Section 2.05(c) shall not apply to any issuance of Voting Securities (x) in connection with the registered public offering of up to 6,900,000 shares of Hexcel Common Stock permitted by
Section 2.06(iv) of this Agreement, (y) upon conversion of any convertible securities which are either outstanding on the date hereof or approved by the Board or a duly authorized committee of the Board after the date hereof in accordance with Section 2.06 hereof, or (z) pursuant to employee or director stock option or incentive compensation or similar plans outstanding as of the date hereof or, subsequent to the date hereof, approved by the Board or a duly authorized committee of the Board.

            SECTION 2.06 APPROVALS. The Board shall not authorize, approve or ratify any of the following actions without the approval of a majority of the Investors' Directors for so long as (subject to the provisions of Section 2.02(d)) the Investors Beneficially Own 15% or more of the Total Voting Power of Hexcel and, if the Investors' collective percentage Beneficial Ownership of the Total Voting Power of Hexcel is reduced below 15% by an issuance of Voting Securities by Hexcel, until (x) 10 business days after Hexcel notifies the Investors in writing of such issuance, and
(y) if the Investors shall have notified Hexcel within 10 business days after their receipt of a written notification of such issuance that the Investors, pursuant to the option granted to the Investors by Section 3.02 of this Agreement, intend to acquire a sufficient amount of Voting Securities within such 90-day period referred to therein, so that the Investors will collectively Beneficially Own at least 15% of the Total Voting Power of Hexcel by the end of such 90-day period, subject to Section 2.05(c), during the 90-day period following an issuance of Voting Securities by Hexcel that causes the Investors to collectively Beneficially Own less than 15% of the Total Voting Power of Hexcel:

            (i) any merger, consolidation, acquisition or other business combination involving Hexcel or any Subsidiary of Hexcel (other than a Buyout Transaction) if the value of the consideration to be paid or received by Hexcel and/or its stockholders in any such individual transaction or in such transaction when added to the aggregate value of the consideration paid or received by Hexcel and/or its stockholders in all other such transactions approved by the Board during the immediately preceding 12 months exceeds the greater of (x) $150 million or (y) 11% of Hexcel's total consolidated assets;

            (ii) any Buyout Transaction; provided, however, that the Investors' Directors approval rights pursuant to this clause (ii) shall apply only for the 18 month period following the Closing Date;

            (iii) any sale, transfer, assignment, conveyance, lease or other disposition or any series of related dispositions of any assets, business or operations of Hexcel or any of its Subsidiaries (other than a Buyout Transaction) if the value of the assets, business or operations so disposed during the immediately preceding 12 months exceeds the greater of (x) $150 million or (y) 11% of Hexcel's total consolidated assets;

            (iv) any issuance by Hexcel or any Significant Subsidiary of Hexcel of equity or equity-related securities (other than (1) pursuant to customary employee or director stock option or incentive compensation or similar plans approved by the Board or a duly authorized committee of the Board, (2) pursuant to transactions solely among Hexcel and its wholly owned Subsidiaries (including any Subsidiaries which would be wholly owned by Hexcel but for the issuance of directors' or shareholders' qualifying shares), (3) upon conversion of convertible securities or upon exercise of warrants or options, which convertible securities, warrants or options are either outstanding on the date of this Agreement or approved by the Board or a duly authorized committee of the Board after the date of this Agreement in accordance with this Section 2.06, or (4) in connection with any mergers, consolidations, acquisitions or other business combinations involving Hexcel or any Subsidiary of Hexcel which are approved by the Board or a duly authorized committee of the Board in accordance with this Section 2.06 (if applicable)) for which the consideration received by Hexcel for such transactions during the immediately preceding 12 months exceeds the greater of (x) $150 million or (y) 11% of Hexcel's total consolidated assets; provided, however, that during the 12 month period following the Closing Date, neither Hexcel nor any Subsidiary of Hexcel may issue shares of Hexcel Common Stock in a registered public offering under the Securities Act, in a private placement or otherwise without the approval of a majority of the Investors' Directors unless the aggregate number of shares issued during this 12 month period does not exceed 6,900,000 and the offering price of such shares is unanimously approved by a pricing committee of the Board, such committee consisting solely of one Investors' Director, the Chairman and one additional Independent Director (selected by the Independent Directors).

            SECTION 2.07 SOLICITATION AND VOTING OF SHARES. (a) Hexcel shall use commercially reasonable efforts to solicit from the stockholders of Hexcel eligible to vote for the election of directors proxies in favor of the Board nominees selected in accordance with Section 2.02.

      (b) In any election of directors or at any meeting of the stockholders of Hexcel called expressly for the removal of directors, for so long as the Board includes (and will include after any such removal) the Investors' Directors contemplated by Section 2.02, the Investors shall be present for purposes of establishing a quorum and shall vote all their Voting Securities entitled to vote (1) in favor of any nominee or director selected in accordance with Section 2.02 and (2) against the removal of any director designated in accordance with Section 2.02. Except as provided above and in Section 3.03, the Investors shall be free to vote in their sole discretion all their Voting Securities entitled to vote on any other matter submitted to or acted upon by stockholders; provided, however, that the Investors shall vote against any amendment to Hexcel's certificate of incorporation with respect to the directors' and officers' indemnification provisions contained therein which would adversely affect the rights thereunder of the Indemnified Individuals at any time prior to such vote, except for such modifications as are required by applicable law.

            SECTION 2.08 BY-LAWS; RESTRICTIONS ON COMPANY ACTION; ANTI-TAKEOVER MEASURES. (a) Hexcel shall cause the amendment of its by-laws to reflect the provisions of Article II of this Agreement and such other matters as the parties may reasonably agree. The form of such amended by-laws is attached hereto as Exhibit A. Those by-laws reflecting the provisions of Article II of this Agreement shall not thereafter be amended during the term of this Agreement except with the Investor's written consent. Hexcel and the Investors shall each take or cause to be taken all lawful action necessary to ensure at all times that Hexcel's certificate of incorporation and by-laws are not at any time inconsistent with the provisions of this Agreement.

      (b) Except as required by applicable law, rule or regulation, Hexcel shall not approve or recommend to its stockholders any transaction or approve, recommend or take any other action (other than those expressly contemplated by this Agreement and other than those that affect the Investors and each Other Holder or each director at the same time in the same manner) that would (1) materially adversely discriminate against the Investors as stockholders of Hexcel or (2) restrict the right of any Investors' Director to vote on any matter as such director believes appropriate in light of his or her duties as a director or the manner in which an Investors' Director may participate in his or her capacity as a director in deliberations or discussions at meetings of the Board or any committee thereof, except with respect to (i) entering into contractual or other business relationships with the Investors or any of their Affiliates (other than in their capacity as stockholders of Hexcel), (ii) disputes with the Investors or any of their Affiliates (including disputes under this Agreement), (iii) interpretation or enforcement of this Agreement or any other agreement with the Investors or any of their Affiliates or (iv) any other matter involving an actual or potential conflict of interest due to such director's relationship with the Investors or any of their Affiliates. Notwithstanding the foregoing, Hexcel may adopt or implement any takeover defense measures applicable to the Investors or any of their Affiliates, including the institution or amendment by Hexcel or any of its Subsidiaries of any stockholders rights plan or similar plan or device, or any change of control matters (including provisions in future agreements or collaborations), provided, that such takeover defense measures shall not restrict the rights of the Investors to acquire any Voting Securities pursuant to the provisions of this Agreement.


                             ARTICLE III

                             STANDSTILL

            SECTION 3.01 STANDSTILL. (a) Except as otherwise expressly provided in this Agreement (including Section 2.05(c), this Section 3.01,
Section 3.02 or Section 3.03) or as specifically approved by a majority of the Independent Directors (so long as such approval was not obtained by the Investors in violation of this Agreement), none of the Investors or any of their Affiliates shall, directly or indirectly, (i) by purchase or otherwise, Beneficially Own, acquire, agree to acquire or offer to acquire any Voting Securities or direct or indirect rights or options to acquire Voting Securities (including any voting trust certificates representing such securities) other than the Initial Investors' Shares, Ordinary Course Broker Dealer Shares and, subject to Section 4.01(d), the Additional Shares, (ii) enter, propose to enter into, solicit or support any merger or business combination or similar transaction involving Hexcel or any of its Subsidiaries, or purchase, acquire, propose to purchase or acquire or solicit or support the purchase or acquisition of any portion of the business or assets of Hexcel or any of its Subsidiaries (except for proposals to purchase or acquire a non-material portion of the assets of Hexcel or any of its Subsidiaries that are not required to be publicly disclosed), (iii) initiate or propose any securityholder proposal without the approval of the Board granted in accordance with this Agreement or make, or in any way participate in, any "solicitation" of "proxies" (as such terms are used in the proxy rules promulgated by the SEC under the Exchange Act) to vote, or seek to advise or influence any Person with respect to the voting of, any Voting Securities or request or take any action to obtain any list of securityholders for such purposes with respect to any matter other than those upon which the Investors may vote in their sole discretion pursuant to Section 2.07 (or, as to such matters, solicit any Person in a manner that would require the filing of a proxy statement under Regulation 14A of the Exchange Act), (iv) form, join or in any way participate in a Group (other than a Group consisting solely of the Investors) formed for the purpose of acquiring, holding, voting or disposing of or taking any other action with respect to Voting Securities that would be required under Section 13(d) of the Exchange Act to file a Statement on Schedule 13D with respect to such Voting Securities, (v) deposit any Voting Securities in a voting trust or enter into any voting agreement or arrangement with respect thereto (other than this Agreement),
(vi) seek representation on the Board (other than as provided in this Agreement), the removal of any directors from the Board or a change in the size or composition of the Board, (vii) make any request to amend or waive any provision of this Section 3.01, which request would require public disclosure under applicable law, rule or regulation, (viii) disclose any intent, purpose, plan, arrangement or proposal inconsistent with the foregoing (including any such intent, purpose, plan, arrangement or proposal that is conditioned on or would require the waiver, amendment, nullification or invalidation of any of the foregoing) or take any action that would require public disclosure of any such intent, purpose, plan, arrangement or proposal, (ix) take any action challenging the validity or enforceability of the foregoing or (x) assist, advise, encourage or negotiate with any Person with respect to, or seek to do, any of the foregoing.

      (b) Nothing in this Section 3.01 shall (i) prohibit or restrict the Investors from responding to any inquiries from any shareholders of Hexcel as to the Investors' intention with respect to the voting of any Voting Securities Beneficially Owned by the Investors so long as such response is consistent with the terms of this Agreement; (ii) restrict the right of each Investors' Director on the Board or any committee thereof to vote on any matter as such individual believes appropriate in light of his or her duties as a director or committee member or the manner in which an Investors' Director may participate in his or her capacity as a director in deliberations or discussions at meetings of the Board or as a member of any committee thereof; (iii) prohibit the Investors from Beneficially Owning Voting Securities issued as dividends or distributions in respect of, or issued upon conversion, exchange or exercise of, securities which the Investors are permitted to Beneficially Own under this Agreement; (iv) prohibit any officer, director, employee or agent of the Investors from purchasing or otherwise acquiring Voting Securities so long as he or she is not a member of a Group that includes the Investors or is not otherwise acting on behalf of the Investors; (v) prohibit the Investors from disclosing in accordance with their obligations (if any) under the federal securities laws or other applicable law their desire (if any) that Hexcel become the subject of a Buyout Transaction; or (vi) restrict the ability of Goldman, Sachs & Co. and its Affiliates who are not Investors, solely as agent, to engage in brokerage, investment advisory, anti-raid advisory, merger advisory, financing, asset management, trading, arbitrage and other similar activities, in each case on behalf of clients, provided in the case of this clause (vi) that (A) no Person engaged in such activities shall be acting, directly or indirectly, at the direction of any other Person at Goldman, Sachs & Co. or any of its Affiliates which either is formed for the purpose of effecting principal transactions or has access to confidential information of Hexcel, and (B) appropriate protective arrangements prohibiting disclosure of confidential information are put in place between the Investors and the Persons who are engaging in such activities.

      (c) After the Standstill Period, nothing in this Section 3.01 shall prohibit or restrict the Investors from proposing, participating in, supporting or causing the consummation of a Third Party Offer or an Investor Buyout Transaction, subject to Section 3.03.

      (d) Notwithstanding anything to the contrary set forth in this
Section 3.01, if, at any time following the consummation of a bankruptcy proceeding involving Hexcel, any Person (other than Hexcel) is permitted by law or the bankruptcy court in which the proceeding is pending to propose a plan of reorganization for Hexcel, the Investors shall be permitted to propose a plan of reorganization for Hexcel; provided, that no plan of reorganization shall be proposed by the Investors prior to the expiration or termination of the exclusivity period for Hexcel's filing of a plan of reorganization, as such exclusivity period may be extended from time to time (it being understood and agreed that the Investors shall not object to any extension of Hexcel's exclusivity period and shall not initiate or otherwise support any proceeding to terminate or shorten the length of Hexcel's exclusivity period).

            SECTION 3.02 INVESTORS RIGHT TO MAINTAIN POSITION. Hexcel hereby grants to the Investors the following irrevocable option:

      If, at any time after the Closing Date for so long as the Investors shall be entitled to designate one or more Investors' Nominees for election to the Board, Hexcel shall issue for cash any additional Voting Securities (except for any issuances described in the following sentence), then Hexcel shall notify the Investors of such issuance and the price and terms thereof, and the Investors shall have the option, for a period of 45 days after receipt of such notice, to purchase from Hexcel an Amount (as defined below) of such Voting Securities for the same consideration per security and on the same terms as were applicable to such issuance by Hexcel. The foregoing option shall not apply to any issuance of Voting Securities (x) in connection with the registered public offering of up to 6,900,000 shares of Hexcel Common Stock permitted by Section 2.06(iv) of this Agreement, (y) upon conversion of any convertible securities which are either outstanding as of the date hereof or approved by the Board or a duly authorized committee of the Board after the date of this Agreement in accordance with
Section 2.06, or (z) pursuant to employee or director stock option or incentive compensation or similar plans outstanding as of the date hereof or, subsequent to the date hereof, approved by the Board or a duly authorized committee of the Board. An "Amount" shall mean such number of securities that would allow the Investors to Beneficially Own the same percentage of the Total Voting Power of Hexcel as the Investors Beneficially Owned immediately prior to such issuance.

            SECTION 3.03   THIRD PARTY OFFERS; INVESTOR BUYOUT
TRANSACTIONS.

      (a) In the event that Hexcel becomes the subject of (i) a Third Party Offer or (ii) an Investor Buyout Transaction that is made during the term of this Agreement and such Third Party Offer or Investor Buyout Transaction is approved by (x) a majority of the Board and (y) a majority of the Independent Directors acting solely in the interest of the Other Holders, the Investors may act at their sole discretion with respect to such Third Party Offer or Investor Buyout Transaction.

      (b) In the event that Hexcel becomes the subject of a Third Party Offer that is made prior to the third anniversary of the Closing Date and such Third Party Offer is approved by a majority of the Board but not by a majority of the Independent Directors acting solely in the interests of the Other Holders, none of the Investors nor any of their Affiliates (other than with respect to Ordinary Course Broker Dealer Shares and Additional Shares) may support such Third Party Offer, vote in favor of such Third Party Offer or tender or sell their Voting Securities to the Person making such Third Party Offer.

      (c) In the event that Hexcel becomes the subject of a Third Party Offer or Investor Buyout Transaction that is made after the third anniversary of the Closing and such Third Party Offer or Investor Buyout Transaction is approved by a majority of the Board but not by a majority of the Independent Directors acting solely in the interests of the Other Holders, the Investors and each of their Affiliates (other than with respect to Ordinary Course Broker Dealer Shares and Additional Shares) must vote all of their Voting Securities against such Third Party Offer or Investor Buyout Transaction in proportion to the votes cast against such Third Party Offer or Investor Buyout Transaction with respect to Other Shares and may not tender or sell their Voting Securities to the Person making such Third Party Offer or Investor Buyout Transaction in a proportion greater than the tenders or sales made by the Other Holders to the Person making such Third Party Offer or Investor Buyout Transaction; it being understood that the Investors may enter into agreements to tender or sell Voting Securities to any such Person conditioned upon final determination of the number of Voting Securities permitted to be so tendered or sold under this Section 3.03 and Section 3.01.


                             ARTICLE IV

                        TRANSFER RESTRICTIONS

            SECTION 4.01 RESTRICTIONS. (a) Other than sales, transfers, or other dispositions to the Investors and other than sales, transfers or other dispositions of the Additional Shares by the Persons holding such Additional Shares, none of the Investors or their Affiliates, directly or indirectly, may sell, transfer or otherwise dispose of Beneficial Ownership of Voting Securities for a period of one year after the Closing Date. During the period commencing one year from the Closing Date, the Investors, directly or indirectly, may sell, transfer or otherwise dispose of Beneficial Ownership of Voting Securities (i) to another Investor (provided that such Investor is a signatory to this Agreement or has executed, at the time of such sale, transfer or other disposition, a joinder in which it shall agree to be bound by the provisions of this Agreement to the same extent as the Investors signatory hereto), (ii) in accordance with Rule 144 under the Securities Act (including the volume and manner-of-sale limitations of Rule 144 regardless of whether such limitations are applicable) and otherwise subject to compliance with the Securities Act,
(iii) in a registered public offering or a non-registered offering subject to an applicable exemption from the registration requirements of the Securities Act in a manner calculated to achieve a Broad Distribution, (iv) in a Third Party Offer if and to the extent permitted under Section 3.03 or
(v) which are Additional Shares.

      (b) If, during the Hexcel Option Period, any of the Investors proposes to sell, transfer or otherwise dispose of Beneficial Ownership of any Voting Securities in accordance with this Section 4.01 (other than transfers (i) to another Investor, (ii) in accordance with Rule 144 under the Securities Act (including the volume and manner-of-sale limitations of Rule 144 regardless of whether such limitations are applicable), (iii) in a manner calculated to achieve a Broad Distribution or in a Third Party Offer if and to the extent otherwise permitted pursuant to the provisions of this Agreement and (iv) of Additional Shares), the applicable Investor shall notify Hexcel of such proposed transfer and the price thereof, and Hexcel shall have the option for a period of 90 days after receipt of such notice, to purchase or cause its designee to purchase from such party all of such Voting Securities. If Hexcel or its designee does not exercise its option prior to the expiration of such 90 day period or if the offer does not result in a purchase by Hexcel or its designee, then the applicable Investor shall have 90 days from the earlier of receipt of a notice from Hexcel, on behalf of itself and any designee, stating its intention not to exercise its option pursuant to this Section 4.01, or the expiration of the 90 days from the receipt by Hexcel of the original notice, to consummate the proposed transaction with any other Person solely at a price that is no less than the price as stated in its notice to Hexcel pursuant to this
Section 4.01, subject to the terms of this Agreement. Upon any downward change in the price per security of the proposed transfer subsequent to the receipt by Hexcel of the original notice, the applicable Investor shall notify Hexcel of such change and Hexcel shall have the option for a period of 90 days after receipt of such notice, to purchase or cause its designee to purchase from such Investor such Voting Securities for the same consideration per security and on the same terms as are stated in such notice. The closing of any purchase of Voting Securities by Hexcel or its designee pursuant to this Section 4.01(b) shall take place as soon as practicable following the delivery by Hexcel of written notice to the applicable Investor of its intent to exercise the option pursuant to this
Section 4.01(b) or, if later, the expiration of any prohibition referred to in the proviso to the first sentence of this Section 4.01(b), or at such other time and place as the parties to the transaction may agree. At such closing, the applicable Investor shall deliver certificates representing the Voting Securities to be transferred, duly endorsed for transfer and accompanied by all requisite stock transfer taxes, if any, and such Voting Securities shall be free and clear of any liens, claims or encumbrances (other than restrictions imposed pursuant to applicable federal and state securities laws) and the applicable Investor shall so represent and warrant that it is the record and beneficial owner of such Voting Securities.

      (c) If Hexcel or its designee does not exercise its option in accordance with this Section 4.01 or if the offer does not result in a purchase by Hexcel or its designee, or if any of the Investors proposes to sell, transfer or otherwise dispose of Beneficial Ownership of any Voting Securities after the Hexcel Option Period (other than transfers to another Investor), then, prior to any such transfer, the applicable Investor shall cause any proposed transferee of Beneficial Ownership of Voting Securities, that together with their Affiliates, to their knowledge after due inquiry, would Beneficially Own more than 5% of the then outstanding Voting Securities upon consummation of the proposed transfer, to agree in writing with Hexcel, for a period of three years from the consummation of the proposed transfer, to be bound by provisions substantially equivalent to, or more favorable to Hexcel than, those contained in (i) Section 2.07(b), and (ii) Section 3.01(a) of this Agreement, to the same extent that the Investors would be bound if they Beneficially Owned the Voting Securities Beneficially Owned by such transferee.

      (d) Notwithstanding anything to the contrary in this Agreement, none of the Investors or their Affiliates may, directly or indirectly, acquire, sell, transfer or otherwise dispose of Beneficial Ownership of Voting Securities if such acquisition, sale, transfer or other disposition would result in a default or acceleration of amounts outstanding under the Debt Instruments, unless prior to the consummation of such acquisition, sale, transfer or other disposition, any required consents under the Debt Instruments to effect such acquisition, sale, transfer or disposition shall have been obtained.

            SECTION 4.02 LEGENDS. (a) Except as set forth in paragraph (b) below, during the term of this Agreement all certificates representing Voting Securities Beneficially Owned by the Investors shall bear an appropriate restrictive legend indicating that such Voting Securities are subject to restrictions pursuant to this Agreement and that such Voting Securities were not issued pursuant to a public offering registered pursuant to the Securities Act.

      (b) Upon any transfer or proposed transfer of Beneficial Ownership by the Investors of any Voting Securities to any Person other than the Investors that is permitted pursuant to this Agreement, Hexcel shall, upon receipt of timely notice and such certificates, opinions and other documentation as shall be reasonably requested by Hexcel, cause certificates representing such transferred Voting Securities to be issued not later than the time needed to effect such transfer (x) without any restrictive legend if upon consummation of such transfer such Voting Securities are no longer "restricted securities" as defined in Rule 144 under the Securities Act or (y) without any reference to this Agreement (except with respect to the limitations contained in Section 4.01(c), if applicable).

            SECTION 4.03 EFFECT. Any purported transfer of Voting
Securities that is inconsistent with the provisions of this Article IV shall be null and void and of no force or effect.

            SECTION 4.04   CONTROL OF THE INVESTORS.  Each of the
Investors (other than the Investor identified in clause (v) of the definition of the term "Investors") represents and warrants to Hexcel, for so long as each such Investor holds Voting Securities pursuant to this Agreement, that it is Controlled, directly or indirectly, by The Goldman Sachs Group, Inc., and covenants that during the term of this Agreement, such Investor shall not, without the prior written consent of Hexcel, take or permit any action which would result in the direct or indirect transfer of Control of such Investor from The Goldman Sachs Group, Inc. to any other Person. On the date hereof, the Limited Partnerships own all of the membership interests of LXH and LXH II.


                              ARTICLE V

                             TERMINATION

            SECTION 5.01 TERM. (a) This Agreement shall automatically terminate upon the earlier of:

            (i)   the tenth anniversary of the Closing Date; or

            (ii) the occurrence of any event in accordance with this Agreement which causes the percentage of the Total Voting Power of Hexcel Beneficially Owned by the Investors to be either (x) less than 10% or (y) 90% or more.

      (b) If any party to this Agreement is in breach of or violates any material obligation under this Agreement and fails to cure such breach or violation within 60 days after delivery of written notice from the other party specifying such breach or violation and requesting its cure, such other party may terminate its obligations under this Agreement by written notice to the other parties hereto.


                             ARTICLE VI

                            MISCELLANEOUS

            SECTION 6.01 NOTICES. All notices, requests and other communications hereunder shall be in writing (including fax) and shall be sent, delivered or mailed, addressed, or faxed:

      (a)   if to Hexcel, to:

            Hexcel Corporation
            2 Stamford Plaza
            281 Tresser Boulevard
            Stamford, Connecticut  06901
            (T) (203) 969-0666
            (F) (203) 358-3972

            Attention: Ira J. Krakower, Esq.

            with a copy to:

            Joseph A. Coco, Esq.
            Skadden, Arps, Slate, Meagher & Flom LLP
            4 Times Square
            New York, New York 10036
            (T) (212) 735-3000
            (F) (212) 735-2000

      (b)   if to the Investors, to:

            c/o Goldman Sachs Capital Partners 2000, L.P.
            85 Broad Street
            New York, New York 10004
            (T) (212) 902-1000
            (F) (212) 357-5505

            Attention: Mr. Sanjeev Mehra

            with a copy to:

            Robert C. Schwenkel, Esq.
            Fried, Frank, Harris, Shriver & Jacobson
            One New York Plaza
            New York, New York 10004
            (T) (212) 859-8000
            (F) (212) 859-4000


Each such notice, request or other communication shall be given (i) by hand delivery, (ii) by nationally recognized courier service or (iii) by fax, receipt confirmed. Each such notice, request or communication shall be effective (A) if delivered by hand or by nationally recognized courier service, when delivered at the address specified in this Section 6.01 (or in accordance with the latest unrevoked written direction from such party) and (B) if given by fax, when such fax is transmitted to the fax number specified in this Section 6.01 (or in accordance with the latest unrevoked written direction from such party), and the appropriate confirmation is received.

            SECTION 6.02 INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "included", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

            SECTION 6.03 SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

            SECTION 6.04 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both parties need not sign the same counterpart.

            SECTION 6.05 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement, together with the Agreement, dated as of October 11, 2000, among Hexcel, LXH and LXH II, and the Registration Rights Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any Person, other than the parties hereto and, solely with respect to the proviso in Section 2.07(b), the Indemnified Individuals, any rights or remedies hereunder.

            SECTION 6.06 FURTHER ASSURANCES. Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other party hereto to give effect to and carry out the transactions contemplated herein.

            SECTION 6.07 GOVERNING LAW; EQUITABLE REMEDIES. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of injunctions, in order to enforce specifically the provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity.

            SECTION 6.08   CONSENT TO JURISDICTION.  Each party
hereto irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the borough of Manhattan in the City of New York, or if such court does not have jurisdiction, the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 6.01 shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each party hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the United States District Court for the Southern District of New York or (b) the Supreme Court of the State of New York, New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

            SECTION 6.09 AMENDMENTS; WAIVERS. (a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective; provided that no such amendment or waiver by Hexcel shall be effective without the approval of a majority of the Independent Directors. Notwithstanding any provision herein to the contrary, if a majority of the Independent Directors determine in good faith to do so, such Independent Directors may seek to enforce, in the name and on behalf of Hexcel, the terms of this Agreement against the Investors.

      (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

            SECTION 6.10 ASSIGNMENT. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

GS CAPITAL PARTNERS 2000 L.P.


By:_________________________
   Name:
   Title:

GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.


By:_________________________
   Name:
   Title:

GS CAPITAL PARTNERS 2000 EMPLOYEE FUND, L.P.


By:_________________________
   Name:
   Title:

GS CAPITAL PARTNERS 2000 GMBH & CO.
BETEILIGUNGS KG


By:_________________________
   Name:
   Title:

STONE STREET FUND 2000, L.P.


By:_________________________
   Name:
   Title:

LXH, L.L.C.
By:  GS Capital Partners 2000, L.P., Managing Member


By:_________________________
   Name:
   Title:

LXH II, L.L.C.
By:


By:_________________________
   Name:
   Title:

HEXCEL CORPORATION


By:_________________________
   Name:
   Title:




                                                  Exhibit C to Exhibit 10.1




                       REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of ___________, 2000, between HEXCEL CORPORATION, a Delaware corporation (the "Company"), LXH, L.L.C., a Delaware limited liability company ("LXH") and LXH II, L.L.C., a Delaware limited liability company (together with LXH, the "Investors").

         WHEREAS, the Investors have entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of October 11, 2000, with Ciba Specialty Chemicals Holding Inc., a corporation organized under the laws of Switzerland ("Ciba Holdings"), Ciba Specialty Chemicals Inc., a corporation organized under the laws of Switzerland and wholly-owned subsidiary of Ciba Holdings ("Ciba SCI") and Ciba Specialty Chemicals Corporation, a corporation organized under the laws of Delaware and a wholly-owned subsidiary of Ciba Holdings (together with Ciba Holdings and Ciba SCI, "Ciba") pursuant to which, upon the terms and subject to the conditions contained therein, the Investors have agreed to acquire shares of Common Stock of the Company; and

         WHEREAS, simultaneously herewith, the Investors and the Company are executing and delivering a Governance Agreement (the "Governance Agreement") providing, among other things, for certain rights and obligations with respect to the ownership of the shares of Common Stock acquired by the Investors; and

         WHEREAS, (i) in connection with the execution and delivery by the Investors of the Stock Purchase Agreement and the consummation of the transactions contemplated hereby and (ii) to induce the Investors and their Affiliates to execute and deliver the Governance Agreement and to consummate the transactions contemplated thereby, the Company has agreed to provide the Investors with the registration rights set forth in this Agreement.

         ACCORDINGLY, the parties hereto agree as follows:

1.       Certain Definitions.
         -------------------

         As used in this Agreement, capitalized terms not otherwise defined herein shall have the meanings ascribed to them below:

         "Affiliate" means (i) with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) with respect to any individual, shall also mean the spouse or child of such individual; provided, that neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any Holder.

         "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as amended and in effect on the date hereof.

         "Ciba Registrable Securities" means (a) any shares of Common Stock held by Ciba after giving effect to the consummation of the transactions contemplated by the Stock Purchase Agreement and (b) any shares of Common Stock issued or issuable, directly or indirectly, in exchange for or with respect to the Common Stock referenced in clause (a) above by way of stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization. As to any particular Ciba Registrable Securities, such securities shall cease to be Ciba Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act and in compliance with the requirements of paragraphs
(f) and (g) of Rule 144 (notwithstanding the provisions of paragraph (k) of such Rule).

         "Common Stock" means the common stock, par value $.01 per share, of the Company and any equity securities issued or issuable in exchange for or with respect to the Common Stock by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

         "Common Stock Equivalents" shall mean all options, warrants and other securities convertible into, or exchangeable or exercisable for, (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject), Common Stock.

         "Expenses" shall mean any and all fees and expenses incurred in connection with the Company's performance of or compliance with Article 2, including, without limitation: (i) SEC, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities on the New York Stock Exchange or on any securities market on which the Common Stock is listed or quoted, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration, the fees and disbursements (which shall not exceed $50,000 per registration) of one counsel for the selling Holder(s) (selected by the Initiating Holders, in the case of a registration pursuant to Section 2.1, and selected by the underwriter, in the case of a registration pursuant to Section 2.2), (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company, (ix) fees and expenses payable to a Qualified Independent Underwriter (as such term is defined in Schedule E to the By-Laws of the NASD) and (x) any other fees and disbursements of underwriters, if any, customarily paid by issuers of securities (collectively, "Expenses").

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Holder" or "Holders" means any Person who is a signatory to this Agreement and any Person who shall hereafter acquire and hold Registrable Securities in accordance with the terms of the Governance Agreement.

         "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

         "Registrable Securities" means (a) any shares of Common Stock held by the Holders and (b) any shares of Common Stock issued or issuable, directly or indirectly, in exchange for or with respect to the Common Stock referenced in clause (a) above by way of stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act and in compliance with the requirements of paragraphs (f) and (g) of Rule 144 (notwithstanding the provisions of paragraph (k) of such Rule).

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

2.       Registration Rights.
         -------------------

         2.1.     Demand Registrations.
                  --------------------

                  (a) (i) Subject to Section 2.1(b) below, at any time after the first anniversary of the date hereof, the Holders shall have the right to require the Company to file a registration statement under the Securities Act covering such aggregate number of Registrable Securities which represents 20% or greater of the then outstanding Registrable Securities, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holders and the intended method of distribution thereof. All such requests by any Holder pursuant to this Section 2.1(a)(i) are referred to herein as "Demand Registration Requests," and the registrations so requested are referred to herein as "Demand Registrations" (with respect to any Demand Registration, the Holders making such demand for registration being referred to as the "Initiating Holders"). As promptly as practicable, but no later than ten days after receipt of a Demand Registration Request, the Company shall give written notice (the "Demand Exercise Notice") of such Demand Registration Request to all Holders of record of Registrable Securities.

                           (ii) The Company, subject to Sections 2.3 and
2.6, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holders and (y) the Registrable Securities of any other Holder of Registrable Securities which shall have made a written request to the Company for inclusion in such registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holders) within 30 days after the receipt of the Demand Exercise Notice (or, 15 days if, at the request of the Initiating Holders, the Company states in such written notice or gives telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on a Form S-3).

                           (iii) The Company shall, as expeditiously as
possible but subject to Section 2.1(b), use its commercially reasonable efforts to (x) effect such registration under the Securities Act of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, and (y) if requested by the Initiating Holders, obtain acceleration of the effective date of the registration statement relating to such registration.

                  (b) Notwithstanding anything to the contrary in Section 2.1(a), the Demand Registration rights granted in Section 2.1(a) to the Investors are subject to the following limitations: (i) the Company shall not be required to cause a registration pursuant to Section 2.1(a)(i) to be declared effective within a period of 180 days after the effective date of any other registration statement of the Company filed pursuant to the Securities Act; (ii) if the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction or event involving the Company or any of its subsidiaries (a "Valid Business Reason"), the Company may postpone filing a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event for more than three months (such period of postponement or withdrawal under this clause (ii), the "Postponement Period"); and the Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; provided, however, the Company shall not be permitted to postpone or withdraw a registration statement after the expiration of any Postponement Period until twelve months after the expiration of such Postponement Period; (iii) the Company shall not, be obligated to effect more than three Demand Registrations under Section 2.1(a) and (iv) the Company shall not be required to effect a Demand Registration unless the Registrable Securities to be included in such registration have an aggregate anticipated offering price of at least $25,000,000 (based on the then-current market price of the Common Stock).

                  If the Company shall give any notice of postponement or withdrawal of any registration statement pursuant to clause (ii) above, the Company shall not, during the period of postponement or withdrawal, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (ii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a)(i) (whether pursuant to clause (ii) above or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than three months after the date of the postponement or withdrawal), use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1 (unless the Initiating Holders shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement).

                  (c) The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering made pursuant to Section 2.1(a)(i), (i) authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares and (ii) any other shares of Common Stock which are requested to be included in such registration pursuant to the exercise of piggyback rights granted by the Company which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement ("Additional Piggyback Rights") provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holders.

                  (d) In connection with any Demand Registration, the Company shall have the right to designate the lead managing underwriter in connection with such registration and each other managing underwriter for such registration, provided that in each case, each such underwriter is reasonably satisfactory to the Initiating Holders.

         2.2.     Piggyback Registrations.
                  -----------------------

                  (a) If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to (i) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation or (ii) a Demand Registration under Section 2.1) on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, the Company shall give prompt written notice of its intention to do so to each of the Holders of record of Registrable Securities. Upon the written request of any such Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall, subject to Sections 2.2(b), 2.3 and 2.6 hereof, use its commercially reasonable efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be included in the registration statement with the securities which the Company at the time proposes to register to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. No registration of Registrable Securities effected under this
Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations under Section 2.1 hereof.

                  (b) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

                  (c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

         2.3.     Allocation of Securities Included in Registration Statement.
                  -----------------------------------------------------------

                  (a) If any requested registration made prior to 18 months after the date hereof pursuant to Section 2.1 involves an underwritten offering and the lead managing underwriter of such offering (the "Manager") shall advise the Company that, in its view, the number of securities requested to be included in such registration by the Holders of Registrable Securities or any other persons (including those shares of Common Stock requested by the Company to be included in such registration) exceeds the largest number (the "Section 2.3(a) Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Initiating Holders, the Company shall use its commercially reasonable efforts to include in such registration:

                           (i) first, all Registrable Securities and Ciba Registrable Securities requested to be included in such registration by the holders thereof; provided, however, that, if the number of such Registrable Securities and Ciba Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities and Ciba Registrable Securities (not to exceed the Section 2.3(a) Sale Number) to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Registrable Securities and Ciba Registrable Securities be included in such registration, based on the number of Registrable Securities and Ciba Registrable Securities then owned by each such holder requesting inclusion in relation to the number of Registrable Securities and Ciba Registrable Securities owned by all holders requesting inclusion;

                           (ii) second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights ("Piggyback Shares"), based on the aggregate number of Piggyback Shares then owned by each holder requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all holders requesting inclusion, up to the Section 2.3(a) Sale Number; and

                           (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this
         Section 2.3(a) is less than the Section 2.3(a) Sale Number, any securities that the Company proposes to register, up to the
         Section 2.3(a) Sale Number.

                  If, as a result of the proration provisions of this
Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and
(y) such withdrawal shall be irrevocable and, after making such withdrawal, such Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

                  (b) If any requested registration made at any time after 18 months following the date hereof pursuant to Section 2.1 involves an underwritten offering and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such registration by the Holders of Registrable Securities or any other persons (including those shares of Common Stock requested by the Company to be included in such registration) exceeds the largest number (the "Section 2.3(b) Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Initiating Holders, the Company shall use its commercially reasonable efforts to include in such registration:

                           (i) first, all Registrable Securities requested to be included in such registration by the Holders; provided, however, that, if the number of such Registrable Securities exceeds the Section 2.3(b) Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3(b) Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion;

                           (ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Piggyback Shares (including Ciba Registrable Securities) be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each holder requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all holders requesting inclusion, up to the Section 2.3(b) Sale Number; and

                           (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this
         Section 2.3(b) is less than the Section 2.3(b) Sale Number, any securities that the Company proposes to register, up to the
         Section 2.3(b) Sale Number.

                  If, as a result of the proration provisions of this
Section 2.3(b), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and
(y) such withdrawal shall be irrevocable and, after making such withdrawal, such Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

                  (c) If any registration pursuant to Section 2.2 involves an underwritten offering that was initially proposed by the Company prior to the first anniversary of the date hereof as a primary registration of its securities and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section 2.3(c) Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

                           (i) first, all Ciba Registrable Securities requested to be included in such registration by the holders of such securities; provided, however, that, if the number of such Ciba Registrable Securities exceeds the Section 2.3(c) Sale Number, the number of such Ciba Registrable Securities (not to exceed the Section 2.3(c) Sale Number) to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Ciba Registrable Securities be included in such registration, based on the number of Ciba Registrable Securities then owned by each such holder requesting inclusion in relation to the number of Ciba Registrable Securities owned by all holders requesting inclusion;

                           (ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, any securities that the Company proposes to register, up to the Section 2.3(c) Sale Number (the "Company Securities");

                           (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this
         Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the aggregate number of Registrable Securities then owned by each holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all holders requesting inclusion, up to the Section 2.3(c) Sale Number; and

                           (iv) fourth, to the extent that the number of securities to be included pursuant to clauses (i), (ii) and (iii) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Piggyback Shares be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each holder requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all holders requesting inclusion, up to the Section 2.3(c) Sale Number.

                  (d) If any registration pursuant to Section 2.2 involves an underwritten offering that was initially proposed by the Company after the first anniversary of the date hereof but prior to 18 months after the date hereof as a primary registration of its securities and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section 2.3(d) Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

                           (i)      first,  all Common  Stock that the
         company  proposes to register  for its own account;

                           (ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(d) is less than the Section 2.3(d) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Ciba Registrable Securities be included in such registration, based on the aggregate number of Ciba Registrable Securities then owned by each holder requesting inclusion in relation to the aggregate number of Ciba Registrable Securities owned by all holders requesting inclusion, up to the Section 2.3(d) Sale Number;

                        (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this
         Section 2.3(d) is less than the Section 2.3(d) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the aggregate number of Registrable Securities then owned by each holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all holders requesting inclusion, up to the Section 2.3(d) Sale Number; and

                        (iv) fourth, to the extent the number of securities to be included pursuant to clauses (i), (ii) and (iii) of this
         Section 2.3(d) is less than the Section 2.3(d) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Piggyback Shares be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each holder requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all holders requesting inclusion, up to the Section 2.3(d) Sale Number.

                  (e) If any registration pursuant to Section 2.2 involves an underwritten offering that was initially proposed by the Company at any time after 18 months following the date hereof as a primary registration of its securities and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section 2.3(e) Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

                           (i)      first,  all Common  Stock that the
         Company  proposes to register  for its own account;

                           (ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(e) is less than the Section 2.3(e) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Registrable Securities or Ciba Registrable Securities be included in such registration, based on the aggregate number of Registrable Securities and Ciba Registrable Securities then owned by each holder requesting inclusion in relation to the aggregate number of Registrable Securities and Ciba Registrable Securities owned by all holders requesting inclusion, up to the Section 2.3(e) Sale Number; and

                           (iii) third, to the extent the number of securities to be included pursuant to clauses (i) and (ii) of this
         Section 2.3(e) is less than the Section 2.3(e) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Piggyback Shares be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each holder requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all holders requesting inclusion, up to the Section 2.3(e) Sale Number.

                  (f) If any registration pursuant to Section 2.2 involves an underwritten offering that was initially proposed prior to 18 months after the date hereof by holders of securities of the Company that have the right to require such registration ("Additional Demand Rights") and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section 2.3(f) Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

                           (i) first, all Ciba Registrable Securities requested to be included in such registration by the holders of such securities; provided, however, that, if the number of such Ciba Registrable Securities exceeds the Section 2.3(f) Sale Number, the number of such Ciba Registrable Securities (not to exceed the Section 2.3(f) Sale Number) to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Ciba Registrable Securities be included in such registration, based on the number of Ciba Registrable Securities then owned by each such holder requesting inclusion in relation to the number of Ciba Registrable Securities owned by all holders requesting inclusion;

                           (ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(f) is less than the Section 2.3(f) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among holders requesting that securities be included in such registration pursuant to Additional Demand Rights ("Additional Registrable Securities"), based on the aggregate number of Additional Registrable Securities then owned by each holder requesting inclusion in relation to the aggregate number of Additional Registrable Securities owned by all holders requesting inclusion, up to the Section 2.3(f) Sale Number;

                           (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this
         Section 2.3(f) is less than the Section 2.3(f) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the aggregate number of Registrable Securities then owned by each holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all holders requesting inclusion, up to the Section 2.3(f) Sale Number;

                           (iv) fourth, to the extent the number of securities to be included pursuant to clauses (i), (ii) and (iii) of this Section 2.3(f) is less than the Section 2.3(f) Sale Number, any Common Stock that the Company proposes to register for its own account, up to the Section 2.3(f) Sale Number; and

                           (v) five, to the extent that the number of securities to be included pursuant to clauses (i), (ii), (iii) and
         (iv) of this Section 2.3(f) is less than the Section 2.3(f) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Piggyback Shares be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each holder requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all holders requesting inclusion, up to the Section 2.3(f) Sale Number.

                  (g) If any registration pursuant to Section 2.2 involves an underwritten offering that was initially proposed after 18 months following the date hereof by holders of securities of the Company that have Additional Demand Rights and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section 2.3(g) Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

                           (i) first, all securities requested to be included in such registration by the holders of Additional Demand Rights ("Additional Registrable Securities"); provided, however, that, if the number of such Additional Registrable Securities exceeds the Section 2.3(g) Sale Number, the number of such Additional Registrable Securities (not to exceed the Section 2.3(g) Sale Number) to be included in such registration shall be allocated on a pro rata basis among all holders of Additional Registrable Securities requesting that Additional Registrable Securities be included in such registration, based on the number of Additional Registrable Securities then owned by each such holders requesting inclusion in relation to the number of Additional Registrable Securities owned by all of such holders requesting inclusion;

                           (ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(g) is less than the Section 2.3(g) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Registrable Securities or Ciba Registrable Securities be included in such registration, based on the aggregate number of Registrable Securities and Ciba Registrable Securities then owned by each holder requesting inclusion in relation to the aggregate number of Registrable Securities and Ciba Registrable Securities owned by all holders requesting inclusion, up to the Section 2.3(g) Sale Number;

                           (iii) third, to the extent the number of securities to be included pursuant to clauses (i) and (ii) of this
         Section 2.3(g) is less than the Section 2.3(g) Sale Number, any Common Stock that the Company proposes to register for its own account, up to the Section 2.3(g) Sale Number; and

                           (iv) fourth, to the extent that the number of securities to be included pursuant to clauses (i), (ii), and (iii) of this Section 2.3(g) is less than the Section 2.3(g) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all holders requesting that Piggyback Shares be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each holder requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all holders requesting inclusion, up to the Section 2.3(g) Sale Number.

         2.4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

                  (a) prepare and file with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form shall be selected by the Company and shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its commercially reasonable efforts to cause such registration statement to become and remain effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to one counsel for the Holders participating in the planned offering (selected by the Initiating Holders, in the case of a registration pursuant to Section 2.1, and selected by the lead managing underwriter, in the case of a registration pursuant to
Section 2.2) and the lead managing underwriter, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object);

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                  (c) furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

                  (d) use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (e) promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information;
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

                  (f) comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (g) (i) cause all such Registrable Securities covered by such registration statement to be listed on the New York Stock Exchange or the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a Nasdaq National Market "national market system security" within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, secure Nasdaq National Market authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD");

                  (h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                  (i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders of a majority of the Registrable Securities participating in such offering shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Holders of the Registrable Securities which are to be distributed by any underwriters shall be parties to any such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters);

                  (j) use its commercially reasonable efforts to obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and furnish to each Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Holder or underwriter;

                  (k) deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, other than those portions of any such memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (l) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

                  (m) provide a CUSIP number for all Registrable
Securities, not later than the effective date of the registration statement;

                  (n) make reasonably available its employees and personnel for participation in "road shows" an other marketing efforts and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

                  (o) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to counsel for the selling holders of Registrable Securities and to each managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document concerning the selling holders prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request;

                  (p) furnish to the Holder participating in the offering and the managing underwriter, without charge, at least one signed copy, and to each other Holder participating in the offering, without charge, at least one photocopy of a signed copy, of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (q) cooperate with the sellers of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the sellers of Registrable Securities at least three business days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof;

                  (r) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities; and

                  (s) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable.

                  The Company may require as a condition precedent to the Company's obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information in writing regarding such seller and the distribution of such Registrable Securities as the Company may from time to time reasonably request provided that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration.

                  Each seller of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.

                  If any such registration statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

         2.5.     Registration Expenses.
                  ---------------------

                  (a) The Company shall pay all Expenses (x) with respect to any Demand Registration whether or not it becomes effective or remains effective for the period contemplated by Section 2.4(b) and (y) with respect to any registration effected under Section 2.2.

                  (b) Notwithstanding the foregoing, (x) the provisions of this Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (y) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder, and (z) the Company shall, in the case of all registrations under this Article 2, be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

         2.6. Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or, in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person's securities on the basis provided therein and, subject to Section 3.1 hereof, completes and executes all reasonable questionnaires, and other documents (including custody agreements and powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Person's securities.

         2.7. Limitations on Sale or Distribution of Other Securities. (a) Each seller of Registrable Securities agrees that, (i) to the extent requested in writing by a managing underwriter, if any, of any registration effected pursuant to Section 2.1, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 90 days (and the Company hereby also so agrees (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 (if reasonably acceptable to such managing underwriter) or Form S-8, or any successor or similar form which is then in effect or upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent) to use its commercially reasonable efforts to cause each holder of any equity security or any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering so to agree), and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by the Company for its own account (it will not sell any Common Stock (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall not exceed 90 days.

                  (b) The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not sell, transfer, or otherwise dispose of, any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect or upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent), until a period of 90 days shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

         2.8. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

         2.9. Indemnification. (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article 2, the Company will, and hereby agrees to, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, its directors, officers, fiduciaries, employees, stockholders, members or general and limited partners (and the directors, officers, employees and stockholders thereof), each other Person who participates as an underwriter or a Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder, fiduciary, managing director, agent, affiliates, consultants, representatives, successors, assigns or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, "Claims"), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by as on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                  (b) Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their respective directors, officers, fiduciaries, managing directors, employees, agents, affiliates, consultants, representatives, successors, assigns, general and limited partners, stockholders and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c), (e) and (f) shall in no case be greater than the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                  (c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

                  (d) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any such Person to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any such Person otherwise than under this
Article 2. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, which consent shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (e) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 2.9(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities
Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this section 2.9(e) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c).

                  (f) The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

                  (g) The indemnification and contribution required by this
Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

3.       Underwritten Offerings.
         ----------------------

         3.1. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by the Investors pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Initiating Holders and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements on substantially the same terms as those contained herein. Any Holder participating in the offering shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a selling Holder for inclusion in the registration statement. Each such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, its ownership of and title to the Registrable Securities, and its intended method of distribution; and any liability of such Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

         3.2. Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2 hereof, if the Company shall have determined to enter into an underwriting agreement in connection therewith, any Registrable Securities to be included in such registration shall be subject to such underwriting agreement. Any Holder participating in such registration may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. Each such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, its ownership of and title to the Registrable Securities, and its intended method of distribution; and any liability of such Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

4.       General.
         -------

         4.1. Adjustments Affecting Registrable Securities. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares of Common Stock which would adversely affect the ability of any Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration. The Company agrees that it will take all reasonable steps necessary to effect a subdivision of shares if in the reasonable judgment of (a) the Initiating Holders or (b) the managing underwriter for the offering in respect of such Demand Registration Request, such subdivision would enhance the marketability of the Registrable Securities. Each Holder agrees to vote all of its shares of capital stock in a manner, and to take all other actions necessary, to permit the Company to carry out the intent of the preceding sentence including, without limitation, voting in favor of an amendment to the Company's Certificate of Incorporation in order to increase the number of authorized shares of capital stock of the Company.

         4.2. Rule 144. The Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph
(c)(1) of Rule 144 under the Securities Act), and (ii) will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (B) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         4.3. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

         4.4 Amendments and Waivers. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, in a writing executed and delivered by the Company and the Investors. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         4.5. Notices. Except as otherwise provided in this Agreement, all notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy (with a confirmatory copy sent by a different means within three business days of such notice), nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                           (i)      if to the Company, to:

                                    Hexcel Corporation
                                    Two Stamford Plaza
                                    281 Tresser Boulevard
                                    16th Floor
                                    Stamford, Connecticut 06901-3238
                                    Telecopy No.:  (203) 358-3972
                                    Attention:   Ira J. Krakower, Esq.
                                                 Vice President,
                                                 General Counsel and Secretary

                                    with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                                    Four Times Square
                                    New York, New York 10036
                                    Telecopy No.:  (212) 735-2000
                                    Attention:  Joseph A. Coco, Esq.

                                    and

                  Paul, Weiss, Rifkind, Wharton & Garrison
                                    1285 Avenue of the Americas
                                    New York, New York 10019-6064
                                    Telecopy No.:  (212) 757-3990
                                    Attention:  Judith R. Thoyer, Esq.

                           (ii)     if to the Holders:

                                    c/o GS Capital Partners 2000, L.P.
                                    85 Broad Street
                                    New York, New York  10004
                                    Telecopy:  (212) 357-5505
                                    Attention:  Mr. Sanjeev Mehra

                                    with a copy to:

                  Fried, Frank, Harris, Shriver & Jacobson
                                    One New York Plaza
                                    New York, New York  10004
                                    Telecopy:  (212) 859-8587
                                    Attention:  Robert C. Schwenkel, Esq.

All such notices, requests, consents and other communications shall be deemed to have been given when received.

         4.6.     Miscellaneous.
                  -------------

                  (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, personal representatives and assigns of the parties hereto, whether so expressed or not. If any Person shall acquire Registrable Securities from any Holder, in any manner, whether by operation of law or otherwise, but in compliance with the Governance Agreement, such Person shall promptly notify the Company and such Registrable Securities acquired from such Holder shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. Any such successor or assign shall agree in writing to acquire and hold the Registrable Securities acquired from such Holder subject to all of the terms hereof. If any Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all the benefits, of this Agreement.

                  (b) This Agreement (with the documents referred to herein or delivered pursuant hereto), together with the Agreement, dated as of October 11, 2000, between the Company and the Investors, and the Governance Agreement, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

                  (c) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York without giving effect to the conflicts of law principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

                  (d) Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any claim, action, suit, or proceeding ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating hereto or thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

                  (e) The Company and the Investors hereby waive any right they may have to a trial by jury in respect of any action, proceeding or litigation directly or indirectly arising out of, under or in connection with this agreement or the transaction documents.

                  (f) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All section references are to this Agreement unless otherwise expressly provided.

                  (g) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  (h) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

                  (i) The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  (h) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         4.7. No Inconsistent Agreements. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. Without the prior written consent of Holders of a majority of the then outstanding Registrable Securities, the Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering. The Company further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are (insofar as they are applicable) to the Holders, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or any of the Holders of Registrable Securities so that the Holders shall each be entitled to the benefit of any such more favorable or less restrictive terms or conditions.




                  IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the date first above written.



                              HEXCEL CORPORATION


                              By:
                                   -----------------------------
                                     Name:
                                     Title:



                              LXH, L.L.C.

                              By:    GS Capital Partners 2000, L.P.,
                                     its managing member

                              By:    GS Advisors 2000, L.L.C.,
                                     its general partner

                              By:
                                   -----------------------------
                                     Name:
                                     Title:


                              LXH II, L.L.C.

                              By: GS Capital Partners 2000 Offshore, L.P., its managing member

                              By:    GS Advisors 2000, L.L.C.,
                                     its general partner

                              By:
                                   -----------------------------
                                     Name:
                                     Title:







                                                  Exhibit D to Exhibit 10.1

                    BYLAWS OF HEXCEL CORPORATION
                       A DELAWARE CORPORATION
           AMENDED AND RESTATED AS OF [            ], 2000


                               OFFICES

1. PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the Corporation is hereby fixed and located at 2 Stamford Plaza, Stamford, Connecticut. The Board of Directors is hereby granted full power and authority to change the place of said principal executive office from time to time.

2. OTHER OFFICES. The registered office of the Corporation in the State of Delaware is hereby fixed and located at 1209 Orange Street, Wilmington, Delaware, c/o The Corporation Trust Company. The Board of Directors is hereby granted full power and authority to change the place of said registered office within the State of Delaware from time to time. The Corporation may also have offices in such other places in the United States or elsewhere as the Board of Directors may from time to time designate or as the business of the Corporation may from time to time require.

                            STOCKHOLDERS

3. PLACE OF MEETINGS. Stockholders' meetings shall be held at such place, whether within or without the State of Delaware, as the Board of Directors shall, by resolution, designate.

4. ANNUAL MEETINGS. Annual meetings of stockholders shall be held on such dates and at such times as shall be designated from time to time by the Board of Directors and stated in the notice of such annual meeting. At such annual meetings directors shall be elected and such other business as may be properly brought before such meeting shall be conducted.

      Written notice of each annual meeting shall be mailed to or delivered to each stockholder of record entitled to vote thereat not less than ten
(10) days nor more than sixty (60) days before the date of such annual meeting. Such notice shall specify the place, the day, and the hour of such meeting, and the matters which the Board of Directors intends to present for action by the stockholders.

      Except to the extent, if any, specifically provided to the contrary in the Certificate of Incorporation or these Bylaws, to be properly brought before an annual meeting, all business must be either (a) specified in the notice of annual meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the annual meeting by a stockholder of record who complies with the notice procedures set forth below. In addition to any other applicable requirements, for business (including the nomination of a person or persons for election to the Board of Directors) to be properly brought before any annual meeting by a stockholder, the stockholder must have given timely notice thereof, in proper form, to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the date on which notice of the date of the annual meeting was mailed or otherwise made public. To be in proper form, a stock- holder's notice to the Secretary must be in writing and must set forth with respect to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,
(b) the name and record address of the stockholder proposing such business,
(c) the class or series and number of shares of the capital stock of the Corporation that are owned beneficially or of record by the stockholder,
(d) as to each person whom the stockholder proposes to nominate for election to the Board of Directors, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person and (iii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person, (e) a description of all arrangements or understandings between such stockholder and any other person or persons (including their name(s)) in connection with the proposal of such business (or the nomination of any person or persons for election to the Board of Directors) by any stockholder and any material interest of such stockholder in such business (or nomination), (f) any other information that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the proposal (or the election of a person or persons to the Board of Directors) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder if such stockholder were engaged in such a solicitation and (g) a representation that such stockholder or a representative thereof intends to appear in person at the annual meeting to bring such business before the meeting (or nominate a person or persons for election to the Board of Directors). Any such notice relating to the nomination of a person or persons for election to the Board of Directors must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

      The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 4 and any such business not properly brought before the meeting shall not be transacted at the meeting.

5. SPECIAL MEETINGS. Special meetings of the stockholders may be called at any time and for any purpose or purposes by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in these Bylaws, include the power to call such meetings. If and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any provision of the Certificate of Incorporation or any amendment thereto, or any certificate filed under
Section 151(g) of the General Corporation Law of the State of Delaware (the "GCL") designating the number of shares of Preferred Stock to be issued and the rights, preferences, privileges and restrictions granted to and imposed on the holders of such designated Preferred Stock, then such special meeting may also be called by such person or persons in the manner, at the times and for the purposes so specified. Except in special cases where other express provision is made by statute, notice of such special meeting shall be given in the same manner as for an annual meeting of stockholders. Such notice shall also specify the general nature of the business to be transacted at the meeting, and no business shall be transacted at the special meeting except as specified in such notice (or any supplement thereto).

6. ADJOURNED MEETINGS AND NOTICE THEREOF. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the chairman of such meeting or by the vote of a majority of the shares present in person or represented by proxy at such meeting, but in the absence of a quorum no other business may be transacted at such meeting.

      Notice of an adjourned meeting need not be given if (a) the meeting is adjourned for thirty (30) days or less, (b) the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken, and (c) no new record date is fixed for the adjourned meeting. Otherwise, notice of the adjourned meeting shall be given as if the adjourned meeting were a new meeting.

7. VOTING. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, a stockholder shall be entitled to one vote for each share held of record on the record date fixed for the determination of the stockholders entitled to notice of and to vote at a meeting or, if no such date is fixed, the date determined in accordance with applicable law. If any share is entitled to more or less than one vote on any matter, all references herein to a majority or other proportion of shares shall refer to a majority or other proportion of the voting power of shares entitled to vote on such matter.

8. QUORUM. A majority of the outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business. No business may be transacted at a meeting in the absence of a quorum other than the adjournment of such meeting, except that if a quorum is present at the commencement of a meeting, business may be transacted until the meeting is adjourned even though the withdrawal of stockholders results in less than a quorum being present in person or by proxy at such meeting. If a quorum is present at a meeting, the affirmative vote of a majority of the shares present or represented by proxy at the meeting and entitled to vote on any matter shall be the act of the stockholders unless the vote of a larger number is required by applicable law, the Certificate of Incorporation or these Bylaws. If a quorum is present at the commencement of a meeting but the withdrawal of stockholders results in less than a quorum being present in person or by proxy at such meeting, the affirmative vote of a majority of the shares required to constitute a quorum shall be the act of the stockholders unless the vote of a larger number is required by applicable law, the Certificate of Incorporation or these Bylaws.

9. PROXIES. A stockholder may be represented at any meeting of stockholders by a written proxy signed by the person entitled to vote or by such person's duly authorized attorney-in-fact. A proxy must bear a date within three (3) years prior to the meeting, unless the proxy specifies a different length of time. A revocable proxy is revoked by a writing delivered to the Secretary of the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting and voting in person by, the person executing the proxy.

10. CHAIRMAN AND SECRETARY AT MEETINGS. At any meeting of stockholders, the Chairman of the Board of Directors, or in his absence, a person designated by the Board of Directors, shall preside at and act as chairman of the meeting. The Secretary, or in his absence a person designated by the chairman of the meeting, shall act as secretary of the meeting.

11. INSPECTORS. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to faithfully execute the duties of inspector. The inspector(s) shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares present or represented by proxy at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, count and tabulate all votes, ballots or consents, determine the results of any election or vote, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. At the request of the chairman of the meeting, the inspectors shall make a written report of any matters determined by them. No director or candidate for the office of director shall act as an inspector of an election of directors.

12. LIST OF STOCKHOLDERS. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                              DIRECTORS

13. POWERS. Subject to any limitations contained in the Certificate of Incorporation, these Bylaws or the GCL as to actions to be authorized or approved by the stockholders, and subject to the duties of directors as prescribed by these Bylaws, all corporate powers shall be exercised by or under the ultimate direction of, and the business and affairs of the Corporation shall be managed by, or under the ultimate direction of, the Board of Directors.

14.  CERTAIN DEFINITIONS.  For purposes of these Bylaws:

      "Additional Shares" means, as of any date of determination, up to 255,381 shares of the Corporation's Common Stock (as equitably adjusted to reflect any stock split, combination, reorganization, recapitalization, reclassification or other similar event involving the the Corporation's Common Stock) the Beneficial Ownership of which may be acquired inadvertantly from time to time by The Goldman Sachs Group, Inc. or its Affiliates acting in connection with their activities as a broker or dealer registered under Section 15 of the Exchange Act or as an asset manager (excluding Affiliates formed for the purpose of effecting principal transactions); provided, that if and for so long as The Goldman Sachs Group, Inc. and its Affiliates collectively Beneficially Own less than 30% of the Total Voting Power of the Corporation, the maximum number of Additional Shares shall be 400,000 (as equitably adjusted to reflect any stock split, combination, reorganization, recapitalization, reclassification or other similar event involving the the Corporation's Common Stock).

      An "Affiliate" of any Person means any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person. "Control" has the meaning specified in Rule 12b-2 under the Exchange Act as in effect on the date of this Agreement.

      Any person shall be deemed to "Beneficially Own", to have "Beneficial Ownership" of, or to be "Beneficially Owning" any securities (which securities shall also be deemed "Beneficially Owned" by such person) that such person is deemed to "beneficially own" within the meaning of Rule 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended, as in effect on [ ], 2000; provided that, except for the rights set forth in
Section 3.02 of the Governance Agreement, any Person shall be deemed to Beneficially Own any securities that such Person has the right to acquire, whether or not such right is exercisable immediately.

      "Buyout Transaction" means a tender offer, merger, sale of all or substantially all the Corporation's assets or any similar transaction that offers holders of Voting Securities (other than, if applicable, the Person proposing such transaction) the opportunity to dispose of Voting Securities Beneficially Owned by such holders or otherwise contemplates the acquisition by any Person or Group of Voting Securities that would result in Beneficial Ownership by such Person or Group of a majority of the Voting Securities outstanding, or a sale of all or substantially all of the Corporation's assets.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      "Governance Agreement" means the Governance Agreement dated as of [    ],
2000 among LXH, L.L.C., LXH II, L.L.C., the Corporation and the other parties listed on the signature pages thereto (the "Limited Partnerships").

      "Group" has the meaning set forth in Section 13(d) of the Exchange Act as in effect on the date of this Agreement.

      "GS Capital" means GS Capital Partners 2000, L.P., a Delaware limited partnership.

      "Independent Director" means a director of the Corporation who is not an Investors' Director and who (i) is not and has never been an officer, employee or director of any of the Investors or their Affiliates or associates (as defined in Rule 12b-2 under the Exchange Act), in each case other than the Corporation, and (ii) has no affiliation or compensation, consulting or contractual relationship with any of the Investors or their Affiliates or associates (in each case other than the Corporation) such that a reasonable person would regard such director as likely to be unduly influenced by any of such Persons or any of their Affiliates or associates (in each case other than the Corporation).

      "Initial Investors' Shares" means the [ ] shares of the Corporation's Common Stock initially purchased by the Investors pursuant to the Stock Purchase Agreement, dated October 10, 2000, among Ciba Specialty Chemicals Holding Inc., Ciba Specialty Chemicals Inc., and the Investors (as equitably adjusted to reflect any stock split, combination, reorganization, recapitalization, reclassification or other similar event involving the Initial Investors' shares).

      "Investors" means (i) LXH, L.L.C., a Delaware limited liability company, (ii) LXH II, L.L.C., a Delaware limited liability company, (iii) each of the Limited Partnerships, (iv) The Goldman Sachs Group, Inc., or any direct or indirect Subsidiary of The Goldman Sachs Group, Inc. formed for the purpose of effecting principal transactions, and (v) subject to the approval of a majority of the Independent Directors, one other Person designated within 90 days following the Closing Date by LXH, L.L.C. or LXH II, L.L.C. as a proposed transferee of up to 2,200,000 shares of the Corporation's Common Stock; provided, that any of the foregoing Persons shall be an Investor only for so long as it Beneficially Owns Voting Securities subject to the provisions of the Governance Agreement or is a transferee of Voting Securities pursuant to Section 4.01(a)(i) of the Governance Agreement; provided, further, that any such Person specified in clause (iv) or (v) that acquires Voting Securities in accordance with the Governance Agreement has executed a joinder in which it shall agree to be bound by the provisions of the Governance Agreement to the same extent as the Investors.

      "Investors' Directors" means Investors' Nominees who are elected or appointed to serve as members of the Board of Directors.

      "Investors' Nominees" means such persons as are so designated by GS Capital or LXH II, L.L.C., as such designations may change from time to time, to serve as members of the Board of Directors pursuant to Sections 17 and 18.

      "Ordinary Course Broker Dealer Shares" means those shares of the Corporation's Common Stock which are acquired by any Person solely in connection with the activities of a broker or dealer registered under
Section 15 of the Exchange Act (i) as a result of underwriting activities in connection with a registration statement filed by Hexcel (including any shares acquired for the investment account of a broker or dealer in connection with such underwriting activities), (ii) as a result of the exercise of investment or voting discretion authority with respect to any of such Person's customer accounts, or (iii) in good faith in connection with a debt previously contracted; provided, in each case, that the Person engaging in such activities does not Beneficially Own such shares of the Corporation's Common Stock.

      "Person" or "person" means any individual, group, corporation, partnership, joint venture, trust, business association, organization, governmental entity or other entity.

      "Subsidiary" means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns, directly or indirectly, or otherwise controls, more than 50% of the voting shares or other similar interests.

      "Significant Subsidiary" has the meaning set forth in Rule 1-02 of Regulation S-X under the Securities Act of 1933, as amended, as in effect on [ ], 2000.

      "Total Voting Power of the Corporation" means the total number of votes that may be cast in the election of directors of the Corporation if all Voting Securities outstanding or treated as outstanding pursuant to the final sentence of this definition were present and voted at a meeting held for such purpose. The percentage of the Total Voting Power of the Corporation Beneficially Owned by any Person is the percentage of the Total Voting Power of the Corporation that is represented by the total number of votes that may be cast in the election of directors of the Corporation by Voting Securities Beneficially Owned by such Person. In calculating such percentage, the Voting Securities Beneficially Owned by any Person that are not outstanding but are subject to issuance upon exercise or exchange of rights of conversion or any options, warrants or other rights Beneficially Owned by such Person shall be deemed to be outstanding for the purpose of computing the percentage of the Total Voting Power represented by Voting Securities Beneficially Owned by such Person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the Total Voting Power represented by Voting Securities Beneficially Owned by any other Person.

      "Voting Securities" means the Common Stock of the Corporation and any other securities of the Corporation or any subsidiary of the Corporation entitled to vote generally in the election of directors of the Corporation or such subsidiary of the Corporation.

15.  NUMBER OF DIRECTORS.

      (a) Except as provided in Subsection 6.1 of the Certificate of Incorporation and subject to compliance with Section 17, the authorized number of directors of this Corporation shall be not less than three (3) nor more than fifteen (15), with the exact number of directors within such range specified in subsection (b) below, or, if not so specified, with the exact number of directors within such range fixed from time to time by resolution of the Board of Directors.

      (b) It is hereby specified that this Corporation shall have ten (10) directors, one of whom shall be the Chief Executive Officer (who shall also be Chairman of Board) of the Corporation.

16.  ELECTION.

      (a) Directors shall hold office until the annual meeting next following their election and until their successors are nominated, elected and qualified pursuant to these Bylaws; subject, however, to their prior resignation, death or removal as provided by the Certificate of Incorporation, these Bylaws or applicable law.

      Subject to the Certificate of Incorporation and Subsections (b), (c),
(d) and (e) hereof, any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, even if less than a quorum; and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified or until their earlier death, resignation or removal.

      (b) If at any time a member of the Board dies, resigns or is removed, a new member shall be designated to replace such member until the next election of directors. If, consistent with Section 17, the replacement director is to be an Investors' Director, the Investors shall designate the replacement Investors' Director. If the former member was the Chief Executive Officer, the replacement Chief Executive Officer shall be the replacement. Except as set forth in paragraph (d) below, if consistent with
Section 17, the replacement director is to be an Independent Director (other than the Chief Executive Officer), the remaining Independent Directors (including the Chief Executive Officer, if he or she is an Independent Director) shall designate the replacement Independent Director.

      (c) Subject to paragraph (d) below, if at any time the number of Investors' Nominees entitled to be nominated to the Board of Directors in accordance with these Bylaws in an election of directors presented to stockholders decreases, within 10 days thereafter the Investors shall cause a sufficient number of Investors' Directors to resign from the Board of Directors so that the number of Investors' Directors on the Board of Directors after such resignation(s) equals the number of Investors' Nominees that GS Capital and the Investors would have been entitled to designate had an election of directors taken place at such time. GS Capital and the Investors shall also cause a sufficient number of Investors' Directors to resign from any relevant committees of the Board of Directors so that such committees are comprised in the manner contemplated by Section 19 after giving effect to such resignations. Any vacancies created by the resignations required by this Subsection (c) shall be filled by Independent Directors.

      (d) If at any time the percentage of the Total Voting Power of the Corporation Beneficially Owned by the Investors decreases as a result of an issuance of Voting Securities by the Corporation (other than any of the issuances described in the last sentence of this Section 16(d)), the Investors may notify the Corporation that the Investors intend to acquire a sufficient amount of additional Voting Securities necessary to maintain its then current level of Board of Directors representation within 90 days. In such event, until the end of such period (and thereafter if the Investors in fact restore their percentage of the Total Voting Power of the Corporation during such period and provided that the Investors continue to maintain the requisite level of Beneficial Ownership of Voting Securities in accordance with Section 17) the Board of Directors shall continue to have the number of Investors' Directors that corresponds to the percentage of the Total Voting Power of the Corporation Beneficially Owned by the Investors prior to such issuance of Voting Securities by the Corporation. Notwithstanding any provision in the Governance Agreement to the contrary, the provisions of this Section 16(d) shall not apply to any issuance of Voting Securities (x) in connection with the registered public offering of up to 6,900,000 shares of the Corporation's Common Stock permitted by
Section 20(c), (y) upon conversion of any convertible securities which are either outstanding on the date hereof or approved by the Board or a duly authorized committee of the Board after the date hereof in accordance with
Section 2.06 of the Governance Agreement, or (z) pursuant to employee or director stock option or incentive compensation or similar plans outstanding as of the date hereof or, subsequent to the date hereof, approved by the Board or a duly authorized committee of the Board.

      (e) Whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at any annual or special meeting of stockholders, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the Certificate of Incorporation applicable thereto, and by the terms of any certificate filed pursuant to Section 151(g) of the GCL designating such class or series and the rights, preferences, privileges and restrictions granted to and imposed on the holders of such designated Preferred Stock.

17. INVESTORS BOARD REPRESENTATION.

      (a) For so long as the Investors Beneficially Own 20% or more of the Total Voting Power of the Corporation, subject to Section 2.02(d), the Corporation shall exercise all authority under applicable law to cause any slate of directors presented to stockholders for election to the Board of Directors to consist of such nominees that, if elected, would result in the entire Board of Directors consisting of three Investors' Directors, the Chief Executive Officer (who shall also be the Chairman of the Board), and six additional Independent Directors; provided, however, that if the Investors, directly or indirectly, shall have sold, transferred or otherwise disposed of, on a cumulative basis, Beneficial Ownership of such number of shares representing 331/3% or more of the Initial Investors' Shares to Persons who are not Investors, then the Corporation shall exercise all authority under applicable law to cause any slate of directors presented to stockholders for election to the Board of Directors to consist of such nominees that, if elected, would result in the entire Board of Directors consisting of two Investors' Directors, the Chief Executive Officer (who shall also be the Chairman of the Board), and seven additional Independent Directors.

      (b) For so long as the Investors Beneficially Own less than 20% but at least 15% of the Total Voting Power of the Corporation, subject to
Section 17(d), the Corporation shall exercise all authority under applicable law to cause any slate of directors presented to stockholders for election to the Board of Directors to consist of such nominees that, if elected, would result in the entire Board of Directors consisting of two Investors' Directors, the Chief Executive Officer (who shall also be the Chairman of the Board) and seven additional Independent Directors; provided, however, that if the Investors, directly or indirectly, shall have sold, transferred or otherwise disposed of, on a cumulative basis, Beneficial Ownership of such number of shares representing 662/3% or more of the Initial Investors' Shares, then the Corporation shall exercise all authority under applicable law to cause any slate of directors presented to stockholders for election to the Board of Directors to consist of such nominees that, if elected, would result in the entire Board of Directors consisting of one Investors' Director, the Chief Executive Officer (who shall also be the Chairman of the Board), and eight additional Independent Directors.

      (c) For so long as the Investors Beneficially Own less than 15% but at least 10% of the Total Voting Power of the Corporation, subject to
Section 17(d), the Corporation shall exercise all authority under applicable law to cause any slate of directors presented to stockholders for election to the Board of Directors to consist of such nominees that, if elected, would result in the entire Board of Directors consisting of one Investors' Director, the Chief Executive Officer (who shall also be the Chairman of the Board), and eight additional Independent Directors.

      (d) In order to determine (x) the number of Investors' Nominees to be included in any slate of directors to be presented to stockholders for election to the Board of Directors and (y) the percentage of the Total Voting Power of the Corporation Beneficially Owned by the Investors for purposes of Section 20, the Investors shall be deemed to Beneficially Own a percentage of the Total Voting Power of the Corporation that is no more than (1) 39.3% of the Total Voting Power of the Corporation less (2) the percentage of the Total Voting Power of the Corporation represented by any Voting Securities disposed of, directly or indirectly, by the Investors since [ ], 2000.

       (e) The Additional Shares shall not be included in any calculation of the Investors' Beneficial Ownership of the Total Voting Power of the Corporation under these Bylaws.

18. DESIGNATION OF SLATE. Any Investors' Nominees that are included in a slate of directors pursuant to Section 17 shall be designated by the Investors, and any Independent Director nominees who are to be included in any slate of directors pursuant to Section 17 shall be designated by majority vote of the then incumbent Independent Directors (including the Chief Executive Officer (who shall also be the Chairman of the Board) if he or she is an Independent Director). The Corporation's nominating committee, if any (or if there is no such nominating committee, the Board or any other duly authorized committee thereof) shall nominate each person so designated.

19. COMMITTEE MEMBERSHIP. Subject to applicable law, rules and regulations (including those of applicable self-regulatory organizations), so long as the Investors shall be entitled to designate two or more Investors' Directors for election to the Board of Directors, each committee of the Board of Directors, including the finance, audit, nominating, and compensation committees, shall include at least one Investors' Director.

20. APPROVALS. The Board of Directors shall not authorize, approve or ratify any of the following actions without the approval of a majority of the Investors' Directors for so long as (subject to the provisions of Section 17(d)) the Investors Beneficially Own 15% or more of the Total Voting Power of the Corporation and, if the Investors' collective percentage Beneficial Ownership of the Total Voting Power of the Corporation is reduced below 15% as so determined by an issuance of Voting Securities by the Corporation, until (x) 10 business days after the Corporation notifies the Investors in writing of such issuance, and (y) if the Investors shall have notified the Corporation within 10 business days after their receipt of a written notification of such issuance that the Investors, pursuant to the option granted to the Investors by Section 3.02 of the Governance Agreement, intend to acquire a sufficient amount of Voting Securities within such 90-day period referred to therein, so that the Investors will collectively Beneficially Own at least 15% of the Total Voting Power of the Corporation determined in accordance with Section 17(d) by the end of such 90-day period, during the 90-day period following an issuance of Voting Securities by the Corporation that causes the Investors to collectively Beneficially Own less than 15% of the Total Voting Power of the Corporation as so determined:

      (a) any merger, consolidation, acquisition or other business combination involving the Corporation or any Subsidiary of the Corporation (other than a Buyout Transaction) if the value of the consideration to be paid or received by the Corporation and/or its stockholders in any such individual transaction or in such transaction when added to the aggregate value of the consideration paid or received by the Corporation in all other such transactions approved by the Board of Directors during the immediately preceding 12 months exceeds the greater of (x) $150 million or (y) 11% of the Corporation's total consolidated assets;

      (b) any Buyout Transaction; provided, however, that the Investors' rights pursuant to this clause (b) shall apply only for the 18-month period following [ ], 2000;

      (c) any sale, transfer, assignment, conveyance, lease or other disposition or any series of related dispositions of any assets, business or operations of the Corporation or any of its Subsidiaries (other than a Buyout Transaction) if the value of the assets, business or operations so disposed during the immediately preceding 12 months exceeds the greater of
(x) $150 million or (y) 11% of the Corporation's total consolidated assets;

      (d) any issuance by the Corporation or any Significant Subsidiary of the Corporation of equity or equity-related securities other than (i) pursuant to customary employee or director stock option or incentive compensation or similar plans approved by the Board of Directors or a duly authorized committee of the Board of Directors, (ii) pursuant to transactions solely among the Corporation and its wholly owned Subsidiaries (including any Subsidiaries which would be wholly owned by the Corporation but for the issuance of directors' or shareholders' qualifying shares),
(iii) upon conversion of convertible securities or upon exercise of warrants or options, which convertible securities, warrants or options are either outstanding on [ ], 2000 or approved by the Board or a duly authorized committee of the Board after [ ], 2000 in accordance with
Section 2.06 of the Governance Agreement, or (iv) in connection with any mergers, consolidations, acquisitions or other business combinations involving the Corporation or any Subsidiary of the Corporation which are approved by the Board or a duly authorized committee of the Board in accordance with Section 2.06 of the Governance Agreement (if applicable) and for which the consideration received by the Corporation for such transactions during the immediately preceding 12 months exceeds the greater of (x) $150 million or (y) 11% of the Corporation's total consolidated assets; provided, however, that during the 12 month period following [ ], 2000, neither the Corporation nor any Subsidiary of the Corporation may issue shares of Common Stock in a registered public offering under the Securities Act in a private placement or otherwise without the approval of a majority of the Investors' Directors unless the aggregate number of shares issued during this 12 month period does not exceed 6,900,000 and the offering price of such shares is unanimously approved by a pricing committee of the Board of Directors, such committee consisting solely of one Investors' Director, the Chairman of the Board and one additional Independent Director (selected by the Independent Directors).

21. NONEXCLUSIVITY. The Investor's rights under Sections 14, 15, 16, 17, 18, 19, and 20 shall not be deemed exclusive of any rights related to similar matters to which the Investors may be entitled under these Bylaws, the Certificate of Incorporation, any agreement (including the Governance Agreement) or otherwise.

22. QUORUM AND REQUIRED VOTE. A majority of the directors then in office shall constitute a quorum for the transaction of business, provided that unless the authorized number of directors is one, the number constituting a quorum shall not be less than the greater of one-third of the authorized number of directors or two directors. Except as otherwise provided by the Certificate of Incorporation or these Bylaws, every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting. A majority of the directors present at a meeting, whether or not a quorum is present, may adjourn the meeting to another time and place.

23. REMOVAL. Except as provided in the Certificate of Incorporation and in
Section 16 hereof, a director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at an election of directors. No reduction in the number of directors shall have the effect of removing any director prior to the expiration of his term.

24. RESIGNATION. Any director may resign by giving written notice to the Chairman of the Board, the Chief Executive Officer, the Secretary or the Board of Directors. Such resignation shall be effective when given unless the notice specifies a later time. The resignation shall be effective regardless of whether it is accepted by the Corporation.

25. COMPENSATION. If the Board of Directors so resolves, the directors, including the Chairman of the Board, shall receive compensation and expenses of attendance at meetings of the Board of Directors and committees of the Board of Directors. Nothing herein shall preclude any director from serving the Corporation in another capacity and receiving compensation for such service.

26. COMMITTEES. Subject to Section 19, the Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board of Directors. In the absence or disqualification of any member of a committee of the Board of Directors, the other members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may, subject to
Section 19, unanimously appoint another member of the Board of Directors to act in the place of such absent or disqualified member. The Board of Directors may, subject to Section 19, designate one or more directors as alternate members of a committee who may replace any absent member at any meeting of the committee. To the extent permitted by resolution of the Board of Directors, a committee may exercise all of the authority of the Board of Directors to the extent permitted by Section 141(c) of the GCL.

27.  TIME AND PLACE OF MEETINGS AND TELEPHONE MEETINGS.
Immediately following each annual meeting of stockholders (or at such other time and place as may be determined by the Board of Directors), the Board of Directors shall hold a regular meeting for purposes of organizing the Board of Directors, electing officers, appointing committees and transacting other business. The Board of Directors may establish by resolution the times, if any, that other regular meetings of the Board of Directors shall be held. All meetings of directors shall be held at the principal executive office of the Corporation or at such other place, whether within or without the State of Delaware, as shall be designated in the notice for the meeting or in a resolution of the Board of Directors. Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all directors participating in such meeting can hear each other.

28. CALL. Meetings of the Board of Directors, whether regular or special, may be called by the Chairman of the Board, the Chief Executive Officer, the Secretary or any two directors.

29. NOTICE. Regular meetings of the Board of Directors may be held without notice if the date and time of such meetings have been fixed by the Board of Directors. Special meetings shall be held upon four days' notice by mail, 24 hours notice delivered personally or by telephone, telegraph or confirmed fax or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate under the circumstances. Regular meetings shall be held upon similar notice if notice is required for such meetings. Neither a notice nor a waiver of notice need specify the purpose of any regular or special meeting. Notice sent by mail, telegram or fax shall be addressed to a director at his business or home address/fax number as shown upon the records of the Corporation, or at such other address/fax number as the director specifies in writing delivered to the Corporation, or if such an address/fax number is not so shown on such records and no written instructions have been received from the director, at the place at which meetings of directors are regularly held. Such mailing, telegraphing, delivery or transmittal, as above provided, shall be due, legal and personal notice to such director. If a meeting is adjourned for more than 24 hours, notice of the adjourned meeting shall be given prior to the time of such meeting to the directors who were not present at the time of the adjournment.

30. MEETING WITHOUT REGULAR CALL AND NOTICE. The transaction of business at any meeting of the Board of Directors, however called and noticed or wherever held, is as valid as though transacted at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes of the meeting. For such purposes, a director shall not be considered present at a meeting if, although in attendance at the meeting, the director protests the lack of notice prior to the meeting or at its commencement.

31. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all of the members of the Board of Directors individually or collectively consent in writing to such action. In addition, all directors (including those who are not members of a particular committee) shall receive notice of, and shall be entitled to attend, all meetings of any committee of the Board of Directors. Only those directors who are members of a particular committee shall be entitled to vote at meetings thereof.

32. COMMITTEE MEETINGS. The principles set forth in Sections 27 through 31 of these Bylaws shall also apply to committees of the Board of Directors and to actions taken by such committees.

33. HONORARY ADVISORS TO THE BOARD. The Board of Directors may appoint one or more Honorary Advisors, who shall hold such position for such period, shall have such authority and perform such duties as the Board of Directors may specify, subject to change at any time by the Board of Directors. An Honorary Advisor to the Board of Directors shall not be a director for any purpose or with respect to any provision of the Certificate of Incorporation, these Bylaws or of the GCL, and shall have no vote as a director. However, an Honorary Advisor to the Board of Directors may receive such compensation and expense reimbursement as the Board of Directors shall from time to time determine.

                              OFFICERS

34. TITLES AND RELATION TO BOARD OF DIRECTORS. The officers of the Corporation shall include a Chief Executive Officer, a President, a Secretary and a Treasurer. The Board of Directors may also choose a Chairman of the Board, one or more Vice Chairmen of the Board, a Chief Operating Officer, a Chief Financial Officer, a General Counsel, and one or more Vice Presidents (who may be designated Executive or Senior Vice Presidents), Assistant Secretaries, Assistant Treasurers or other officers. All officers shall perform their duties and exercise their powers subject to the direction of the Chief Executive Officer and the overriding direction of the Board of Directors. If there shall occur a vacancy in any office, in the absence of the appointment of a replacement by the Board of Directors, the Chief Executive Officer shall have the right and power to appoint a Secretary, a Treasurer, a Chief Operating Officer, a Chief Financial Officer, a General Counsel, one or more additional Vice Presidents (who may be designated Executive or Senior Vice Presidents), one or more Assistant Secretaries and one or more Assistant Treasurers, all of whom shall serve at the pleasure of the Board of Directors, and shall perform their duties and exercise their powers subject to the direction of the Chief Executive Officer and the overriding direction of the Board of Directors. Any number of offices may be held simultaneously by the same person.

35. ELECTION, TERM OF OFFICE AND VACANCIES. At its regular annual meeting, the Board of Directors shall choose the officers of the Corporation. No officer need be a member of the Board of Directors except the Chairman of the Board and the Chief Executive Officer. The officers shall hold office until their successors are chosen, except that the Board of Directors may remove any officer at any time. Subject to Section 34 of these Bylaws, if an office becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

36. RESIGNATION. Any officer may resign at any time upon written notice to the Corporation without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party. Such resignation shall be effective when given unless the notice specifies a later time. The resignation shall be effective regardless of whether it is accepted by the Corporation.

37. COMPENSATION. The Board of Directors shall fix the compensation of the Chairman of the Board, any Vice Chairman, the Chief Executive Officer and the President and may fix the salaries of other employees of the Corporation including the other officers. If the Board of Directors does not fix the salaries of the other officers, the Chief Executive Officer shall fix such salaries.

38. CHAIRMAN OF THE BOARD. The Chairman of the Board shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws.

39. CHIEF EXECUTIVE OFFICER. Unless otherwise determined by the Board of Directors, the Chief Executive Officer shall be deemed general manager of the Corporation. The Chief Executive Officer shall be the Chairman of the Board, shall be entitled to attend all meetings of the Board of Directors and any committees thereof and shall effectuate orders and resolutions of the Board of Directors and exercise such other powers and perform such other duties as the Board of Directors shall from time to time prescribe.

40. PRESIDENT AND VICE PRESIDENTS. In the absence or disability of the Chief Executive Officer and Chairman of the Board, the President, and in the absence or disability of the President, the Vice President (who may be designated Executive or Senior Vice President), if any, or if more than one, the Vice Presidents (who may be designated Executive or Senior Vice Presidents) in order of their rank as fixed by the Board of Directors or, if not so ranked, the Vice President (who may be designated Executive or Senior Vice President) designated by the Board of Directors, shall perform all the duties of the Chief Executive Officer, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer. The President and Vice Presidents (who may be designated Executive or Senior Vice Presidents) shall have such other powers and perform such other duties as from time to time may be prescribed for them by the Board of Directors or these Bylaws.

41. SECRETARY. The Secretary (or in his absence an Assistant Secretary or, if there be no Assistant Secretaries, another person designated by the Board of Directors) shall have the following powers and duties:

      (a) Record of Corporate Proceedings. The Secretary shall attend all meetings of the Board of Directors and its committees and shall record all votes and the minutes of such meetings in a book to be kept for that purpose at the principal executive office of the Corporation or at such other place as the Board of Directors may determine. The Secretary shall keep at the Corporation's principal executive office the original or a copy of these Bylaws, as amended from time to time.

      (b) Record of Shares. Unless a transfer agent is appointed by the Board of Directors to keep a share register, the Secretary shall keep at the principal executive office of the Corporation a share register showing the names of the stockholders and their addresses, the number and class of shares held by each, the number and date of certificates issued, and the number and date of cancellation of each certificate surrendered for cancellation.

      (c) Notices. The Secretary shall give such notices as may be required by law or these Bylaws.

      (d) Additional Powers and Duties. The Secretary shall exercise such other powers and perform such other duties as the Board of Directors or the Chief Executive Officer shall from time to time prescribe.

42. TREASURER. Unless otherwise determined by the Board of Directors, the Treasurer of the Corporation shall be its chief financial officer, and shall have custody of the corporate funds and securities and shall keep adequate and correct accounts of the Corporation's properties and business transactions. The Treasurer shall disburse such funds of the Corporation as may be ordered by the Board of Directors or by one or more persons authorized by the Board of Directors, taking proper vouchers for such disbursements, and when requested shall render to the Chief Executive Officer, the Board of Directors and, if applicable, the Chief Financial Officer, an account of all transactions and the financial condition of the Corporation and shall exercise such other powers and perform such other duties as the Board of Directors, the Chief Executive Officer or, if applicable, the Chief Financial Officer shall prescribe.

43. OTHER OFFICERS AND AGENTS. Such other officers and agents as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                               SHARES

44. CERTIFICATES. Every stockholder shall be entitled to have a certificate or certificates certifying the number and class of shares of the capital stock of the Corporation owned by him. All such certificates shall be signed in the manner prescribed in the GCL. Any signature on such certificates may be a facsimile signature. The Board of Directors shall have the power to appoint one or more transfer agents and/or registrars for the transfer or registration of certificates of stock of any class, and may require stock certificates to be countersigned or registered by one or more of such transfer agents and/or registrars.

45. TRANSFERS OF SHARES OF CAPITAL STOCK. Transfers of shares shall be made only upon the transfer books of the Corporation, kept at the office of the Corporation or transfer agents and/or registrars designated by the Board of Directors. Before any new certificate is issued, the old certificate shall be surrendered for cancellation.

46. STOCKHOLDERS OF RECORD. Only stockholders of record shall be entitled to be treated by the Corporation as the holders in fact of the shares standing in their respective names and the Corporation shall not be bound to recognize any equitable or other claim to or interest in any share of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by law.

47. LOST, STOLEN OR DESTROYED CERTIFICATES. The Corporation may cause a new stock certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed. The Corporation may, at its discretion and as a condition precedent to such issuance, require the owner of such certificate to deliver an affidavit stating that such certificate was lost, stolen or destroyed, or to give the Corporation a bond or other security sufficient to indemnify it against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction or the issuance of a new certificate.

48. STOCKHOLDERS RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall be not more than sixty (60) days nor less than ten (10) days before the date of such meeting. A determination of stockholders of record entitled to notice of and to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting, and shall fix a new record date for such adjourned meeting if the adjourned meeting is to take place more than thirty (30) days from the date set for the original meeting.

49. DIVIDENDS. Subject to the provisions of the Certificate of Incorporation and the GCL, the Board of Directors may, out of funds legally available therefor, declare dividends upon the stock of the Corporation. Before the declaration of any dividend, the Board of Directors may set apart, out of any funds of the Corporation available for dividends, such sum or sums as from time to time in its discretion may be deemed proper for working capital or as a reserve fund to meet contingencies or for such other purposes as shall be deemed conducive to the interests of the Corporation.

                             AMENDMENTS

50. ADOPTION OF AMENDMENTS. The Board of Directors is authorized and empowered from time to time in its discretion to make, alter, amend or repeal these Bylaws, except as such power may be restricted or limited by the GCL; provided, however, that the provisions set forth in Sections 14, 16(a)-(d), 17, 18, 19, 20 or this Section 50 shall not be amended or repealed unless the Investors shall have consented thereto in writing. Notwithstanding the foregoing, Sections 14, 16(b)-(d), 17, 18, 19, 20 and the proviso in the preceding sentence of this Section 50 shall be automatically repealed and cease to have any force or effect on the date upon which the Investors rights under the Governance Agreement terminate pursuant to the terms of such agreement.

51. RECORD OF AMENDMENTS. Whenever an amendment or new bylaw is adopted, it shall be copied in the book to be kept for that purpose at the principal executive office of the Corporation or at such other place as the Board of Directors may determine. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written consent with respect thereto was filed shall be stated in said book.

                           CORPORATE SEAL

52. FORM OF SEAL. The corporate seal shall be circular in form, and shall have inscribed thereon the name of the Corporation, the date of its incorporation and the word "Delaware".

                            MISCELLANEOUS

53. CHECKS, DRAFTS, ETC. All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable by or to the Corporation, shall be signed or endorsed by the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or such other person or persons as may from time to time be so authorized in accordance with a resolution of the Board of Directors.

54. CONTRACTS, ETC.; HOW EXECUTED. Except as otherwise provided in these Bylaws, the Chairman of the Board (in his capacity as Chief Executive Officer), the President, any Vice President (who may be designated Executive or Senior Vice President) or Treasurer, or such other officer or officers as may from time to time be so authorized in accordance with a resolution of the Board of Directors, shall have the power and authority to sign and execute on behalf of the Corporation deeds, conveyances and contracts, and any and all other documents requiring execution by the Corporation. The Board of Directors may authorize any other officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

55. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The Chief Executive Officer, the President or any Vice President (who may be designated Executive or Senior Vice President) or the Secretary or Assistant Secretary of the Corporation are authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted to said officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

56. INSPECTION OF BYLAWS. The Corporation shall keep in its principal office for the transaction of business the original or a copy of these Bylaws as amended or otherwise altered to date, certified by the Secretary, which shall be open to inspection by the stockholders at all reasonable times during office hours.

57. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

58. CONSTRUCTION AND DEFINITIONS. Unless the context otherwise requires, the general provisions, rules and construction, and definitions contained in the GCL shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation or other entity or organization as well as a natural person.

59. SEVERABILITY. If any provision of these Bylaws is determined to be invalid, void, illegal or unenforceable, the remaining provisions of these Bylaws shall continue to be valid and enforceable and shall in no way be affected, impaired or invalidated thereby.



                                                Exhibit F to Exhibit 10.1



                 AMENDED AND RESTATED EMPLOYMENT AGREEMENT


            AGREEMENT made this 11th day of October, 2000, between Hexcel Corporation, a Delaware corporation (the "Company"), and John J. Lee (the "Executive").

            The Executive is presently employed by the Company as its Chairman and Chief Executive Officer pursuant to an Employment Agreement entered into as of February 29, 1996, as amended (the "Prior Agreement").

            The Board of Directors of the Company (the "Board") recognizes that the Executive's contribution to the growth and success of the Company has been substantial. In connection with the transactions (the "Transactions") contemplated by the Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of October 11, 2000 by and among Ciba Specialty Chemicals Holding, Inc. ("Ciba SCH"), Ciba Specialty Chemicals Inc. ("Ciba SCI"), Ciba Specialty Chemicals Corporation ("Ciba SCC" and together with Ciba SCH and Ciba SCI, "Ciba"), LXH, L.L.C. ("LXH") and LXH II, L.L.C. ("LXH II" and together with LXH, "the Purchasers"), pursuant to which, among other things, the Purchasers will purchase from Ciba shares of common stock of the Company, the Board desires to provide for the continued employment of the Executive and to make certain changes in the Executive's employment arrangements with the Company which the Board has determined will reinforce and encourage the continued attention and dedication to the Company of the Executive as a member of the Company's management, in the best interest of the Company and its stockholders. The Executive is willing to commit himself to continue to serve the Company, on the terms and conditions herein provided.

            In order to effect the foregoing, the Company and the Executive wish to enter into this Amended and Restated Employment Agreement on the terms and conditions set forth below. Accordingly, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

            1. Employment. The Company hereby agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein.

            2. Term. The employment of the Executive by the Company as provided in Section 1 shall commence on the Closing Date (as such term is defined in the Stock Purchase Agreement) (the "Commencement Date") and end on the third anniversary of the Commencement Date, unless further extended or sooner terminated as hereinafter provided; provided, however, that on such third anniversary the term of this Agreement shall be automatically extended for one additional year unless either the Company or the Executive shall have given notice to the other at least 90 days prior to such third anniversary that this Agreement shall not be so renewed.

            3. Position and Duties. The Executive shall serve as Chairman of the Board and Chief Executive Officer of the Company and shall have such responsibilities, duties and authority consistent with such position and as may from time to time be assigned to the Executive by the Board. The Executive shall devote substantially all of his working time and efforts to the business and affairs of the Company; provided, however, that the Executive will be permitted (i) to serve as a director or advisor to other for-profit and not-for-profit organizations and corporations and (ii) to serve as an active partner of investment partnerships, in each case so long as (x) such service does not materially interfere with the performance of his obligations hereunder and (y) such organizations, corporations and partnerships are not competitive in any business area in which the Company is engaged during the term of this Agreement. The Executive shall furnish to the Company a list of each such entity on the Commencement Date and shall update such list as appropriate.

            4. Place of Performance. In connection with the Executive's employment by the Company, the Executive shall perform his duties and conduct his business at the principal executive offices of the Company, which shall at all times be located in the New York City/Connecticut metropolitan area, except for required travel on the Company's business to an extent substantially consistent with present business travel obligations.

            5.    Compensation and Related Matters.

                  (a) Salary. During the period of the Executive's employment hereunder, the Company shall pay to the Executive an annual base salary at a rate no less than the rate of base salary in effect on the date hereof or at such increased rate as may from time to time be determined by the Board, provided, however, that once the Executive's annual base salary is increased, it may not thereafter be decreased during the term of this Agreement. The Executive's annual base salary shall be paid in substantially equal installments, no less frequently than monthly, in accordance with the Company's standard payroll practices. Compensation of the Executive by salary payments shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit plan of the Company. The salary payments (including any increased salary payments) hereunder shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company to pay the Executive's salary hereunder.

                  (b) Annual Bonuses. During the term of the Executive's employment hereunder, the Executive shall participate in the Company's Management Incentive Compensation Plan (or in such alternative annual incentive compensation plans as the Company shall make available to its other officers) (the "MICP") on terms no less favorable than those applicable to other senior officers of the Company and shall have a target bonus thereunder of not less than 80% of his rate of base salary.

                  (c)   Equity Compensation.

                        (i) Incentive Stock Plan. (A) Effective as of the Commencement Date, the Executive shall be granted non- qualified options (the "Option") to purchase 400,000 shares of common stock of the Company, par value $.01 per share ("Common Stock"), under the Company's Incentive Stock Plan (the "Incentive Stock Plan"), at a per share exercise price equal to the greater of (1) the closing price per share (the "Price Per Share") of Common Stock on the New York Stock Exchange (or if not then listed on such exchange, such other national securities exchange or quotation system as then listed upon) on the Commencement Date or (2) $11. Such options will become vested and exercisable at the rate of (x) 33-1/3% of such options on each of the first three anniversaries of the Commencement Date and shall expire on the earlier of the third anniversary of the termination of the Executive's employment (90 days following termination of employment if his employment is terminated for Cause (as defined below)) or the tenth anniversary of the Commencement Date. The Company agrees that such grant shall not be in lieu of, or otherwise be taken into account in determining the size or terms of, the annual long term incentive grant to the Executive for the 2001 or other fiscal year.

                        (ii)  Forfeiture.  If the Executive's
      employment with the Company is involuntarily terminated for Cause or the Executive voluntarily terminates his employment with the Company other than for Good Reason (as defined below), the Executive shall forfeit the portion of the Option which has not yet become vested and/or exercisable as of the Date of Termination (as defined below).

            Notwithstanding any other provision contained herein, if the Executive's employment with the Company is involuntarily terminated other than for Cause, the Executive terminates employment for Good Reason, or the Executive dies or terminates employment due to disability, the Option shall become immediately vested and exercisable.

                        (iii) Plan Terms Govern. Subject to the foregoing, the Option shall contain such terms and conditions as shall be set forth in the Incentive Stock Plan.

                        (iv) Annual Grants. During the term of the Executive's employment hereunder, the Executive shall participate in such long-term incentive and equity compensation plans as the Company shall make available to its other officers on terms no less favorable than those applicable to such other officers.

                  (d) Deferred Compensation Account. (i) Following the Commencement Date, the Company shall continue to maintain the nonqualified deferred compensation arrangement and the related Account established for the benefit of the Executive pursuant to the Section 5(d) of the Prior Agreement. The Company shall credit to the Account an amount equal to $489,987 on December 31, 2000, an additional $519,387 on December 31, 2001, an additional $550,550 on December 31, 2002 and an additional $583,583 on December 31, 2003. The Account shall continue to be credited with interest at the end of each fiscal year at a rate of 9%. No later than January 31 of each year during the term of this Agreement beginning with January 31, 2001, the Company shall deliver to the Executive a statement showing the balance of the Account as of December 31 of the prior year and all amounts credited to the Account during such year.

                        (ii) At any time following the later of (x) the Executive's attainment of age 65 or (y) the last required crediting to the Account pursuant to the second sentence of Section 5(d)(i) above (including any early crediting as described in (iv) below) (but in no event earlier than the Executive's termination of employment with the Company), the Executive shall receive, or commence to receive, the amount credited to the Account. The Executive may elect to receive the value of the Account (l) in a lump sum, (2) in the form of a single life annuity with a ten-year certain payment, or (3) by causing the Company to purchase a single premium annuity contract from an insurance company of the Executive's choice, provided that any such election is made no later than the time determined by the Company's counsel to avoid the application of the doctrine of constructive receipt. If the Executive fails to make a timely election, payment will be in the form of a lump sum. Annuity payments (if applicable) shall be the actuarial equivalent of the lump sum amount, using the mortality table for males provided in Revenue Ruling 95-28 and assuming an interest rate equal to the product of
      (x) the prime rate in effect at Credit Suisse as of the first day of the month immediately preceding the first month for which an annuity payment is to be made to the Executive hereunder and (y) 1 minus the highest rate of individual federal, state and local income tax in effect for the year in which the annuity payments commence and in the jurisdiction of the Executive's residence for such year (giving effect to any available deduction for state and local income taxes in calculating federal income tax).

                        (iii) If the Executive's employment with the Company is involuntarily terminated other than for Cause or he terminates employment for Good Reason, (A) all remaining contribution installments referred to in clause (i) above that have not been made to the Account will be credited to the Account as of the Date of Termination, and (B) the Company shall commence distribution of the Account as soon as practicable following the Date of Termination in accordance with the election made by the Executive under clause (ii) above.

            If the Executive's employment with the Company is involuntarily terminated for Cause or if he terminates employment voluntarily other than for Good Reason, in either case during the term of this Agreement, no further contributions shall be made to the Account and the Company shall commence distribution of the Account as soon as practicable following the Date of Termination in accordance with the election made by the Executive under clause (ii) above. If the Executive's employment with the Company is involuntarily terminated for Cause, or if the Executive terminates employment with the Company voluntarily other than for Good Reason, in either case following the expiration of the term of this Agreement, the Company shall continue to credit to the Account all amounts as they become due in accordance with clause (i) above and the Company shall commence distribution of the Account as soon as practicable following the last date on which amounts are so credited in accordance with the election made by the Executive under clause (ii) above.

            If the Executive dies or terminates employment due to disability, all remaining contribution installments referred to in clause (i) above that have not been made to the Account will be credited to the Account as of the Date of Termination and the Company shall commence distribution of the Account as soon as practicable following the Date of Termination as a lump-sum distribution.

                        (iv) In no event shall payment of the Account be paid, or commence to be paid, until the first business day following the Executive's termination of employment.

                  (e) Other Benefits. The Company shall maintain in full force and effect, and the Executive shall be entitled to continue to participate in with a level of benefits no less favorable than any other senior executive officer of the Company, all of the employee benefit plans and arrangements in effect on the date hereof in which the Executive participates or plans or arrangements providing the Executive with at least equivalent benefits thereunder (including, without limitation, each retirement plan, supplemental and excess retirement plans, annual and long-term incentive compensation plans, stock option and purchase plans, group life insurance and accident plan, medical and dental insurance plans, and disability plan). The Executive shall be entitled to participate in or receive benefits under any employee benefit plan or arrangement made available by the Company in the future to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements.

                  (f) Vacations. The Executive shall be entitled to a number of vacation days in each calendar year, and to compensation in respect of earned but unused vacation days, equal to the maximum number of vacation days for which any executive officer of the Company may become eligible determined under the Company's vacation policy as in effect from time to time, but in no event less than six (6) weeks per year. The Executive shall also be entitled to all paid holidays and personal days given by the Company to its senior executive officers.

                  (g) Services Furnished. The Company shall furnish the Executive with office space, stenographic assistance and such other facilities and services as shall be suitable to the Executive's position and adequate for the performance of his duties as set forth in Section 3 hereof and no less favorable to the Executive than those provided to the Executive immediately prior to the Commencement Date.

                  (h) Expenses. During the term of the Executive's employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable and customary expenses incurred by the Executive in performing services hereunder, including all reasonable and customary expenses of travel and living expenses while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

            6. Directorships/Other Offices. Subject to Sections 3 and 4, the Executive agrees to serve without additional compensation, if elected or appointed thereto, as a director of any of the Company's subsidiaries and in one or more executive offices of any of the Company's subsidiaries, provided that the Executive is indemnified for serving in any and all such capacities on a basis no less favorable than is from time to time provided by the Company or any of its subsidiaries to its other directors and senior executive officers.

            7. Termination. The Executive's employment hereunder may be terminated without any breach of this Agreement only under the following circumstances:

                  (a) Death. The Executive's employment hereunder shall terminate upon his death.

                  (b) Disability. If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from his duties hereunder on a full-time basis for the entire period of six consecutive months, and within thirty (30) days after written notice of termination is given (which may occur before or after the end of such six month period) shall not have returned to the performance of his duties hereunder on a full-time basis, the Company may terminate the Executive's employment hereunder.

                  (c) Cause. The Company may terminate the Executive's employment hereunder for Cause. For purposes of this Agreement, the Company shall have "Cause" to terminate the Executive's employment hereunder upon
(i) the willful and continued failure by the Executive to substantially perform his duties with the Company (other than any such failure resulting from the Executive's incapability due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination, as defined in Section 7(e), by the Executive for Good Reason, as defined in Section 7 (d) (ii)), after demand for substantial performance is delivered by the Company that specifically identifies the manner in which the Company believes the Executive has not substantially performed his duties, or (ii) the willful engaging by the Executive in misconduct which is demonstrably and materially injurious to the Company, monetarily or otherwise including, but not limited to, conduct that constitutes Competitive Activity, as defined in Section 11). For purposes of this
Section 7(c), no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause without (1) reasonable notice from the Board to the Executive setting forth the reasons for the Company's intention to terminate for Cause, (2) delivery to the Executive of a resolution duly adopted by the affirmative vote of two-thirds or more of the Board then in office (excluding the Executive) at a meeting of the Board called and held for such purpose, finding that in the good faith opinion of the Board, the Executive was guilty of the conduct set forth in this Section 7(c) and specifying the particulars thereof in detail, (3) an opportunity for the Executive, together with his counsel, to be heard before the Board, and (4) delivery to the Executive of a Notice of Termination, as defined in subsection (e) hereof, from the Board specifying the particulars thereof in detail.

                  (d) Termination by the Executive. (i) The Executive may terminate his employment hereunder (A) for Good Reason or (B) upon 60 days written notice to the Company.

                        (ii) For purposes of this Agreement, "Good Reason" shall mean (A) a failure by the Company to comply with any material provision of this Agreement which failure has not been cured within thirty (30) days after written notice of such noncompliance has been given by the Executive to the Company, (B) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph (e) hereof (and for purposes of this Agreement no such purported termination shall be effective) or (C) a "Change in Control" shall have occurred. For purposes of this Agreement, Change in Control means:

                        (A) (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of 40% or more of either (x) the then outstanding common stock of the Company (the "Outstanding Common Stock") or (y) the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the Company (the "Total Voting Power"), excluding, however, the following (1) any acquisition by the Company or any of its Controlled Affiliates, (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Controlled Affiliates and (3) any Person who becomes such a Beneficial Owner in connection with a transaction described in the exception within paragraph (C) below; or

                        (B) a change in the composition of the Board such that the individuals who, on the date hereof, constitute the Board (such individuals shall be hereinafter referred to as the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition that any individual who becomes a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was made or approved pursuant to the Governance Agreement or by a vote of at least a majority of the Incumbent Directors (or directors whose election or nomination for election was previously so approved) shall be considered a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or legal entity other than the Board shall not be considered a member of the Incumbent Board; or

                        (C) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company or a sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (x) all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the Outstanding Common Stock and the Total Voting Power immediately prior to such Corporate Transaction will Beneficially Own, directly or indirectly, more than 50%, respectively, of the outstanding common stock and the combined voting power of the outstanding common stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the company resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the Outstanding Common Stock and Total Voting Power, as the case may be, and (y) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the company resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries); or

                        (D) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

                  (e) Notice of Termination. Any termination of the Executive's employment by the Company or by the Executive (other than termination pursuant to subsection (a) hereof) shall be communicated by written Notice of Termination to the other party hereto in accordance with
Section 13. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

                  (f) Date of Termination. "Date of Termination" shall mean
(i) if the Executive's employment is terminated by his death, the date of his death, (ii) if the Executive's employment is terminated pursuant to subsection (b) above, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties on a full-time basis during such thirty (30)-day period), (iii) if the Executive's employment is terminated pursuant to subsection (c) above, the date specified in the Notice of Termination, (iv) if the Executive's employment is terminated pursuant to clause (B) of subsection
(d)(i) above, the date specified in the Notice of Termination, but in no event earlier than 60 days following the date the Notice of Termination is delivered and (v) if the Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given; provided, however, that, if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding and final arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

                  (g) Indemnification After Termination. Notwithstanding any other provision of this Agreement to the contrary, upon the Executive's termination of employment hereunder for any reason, the Company shall take such action necessary and appropriate to provide that the Executive's rights to indemnification from the Company as provided by applicable law, by the Company's charter and by-laws and by any agreement between the Company and the Executive shall not be affected in any manner adverse to the Executive and shall be continued in full force and effect for a period of at least six years following such termination of employment.

                  (h) Definitions. For purposes of Section 7(d) hereof, the following terms shall have the following meanings:

                        (i) Affiliate of any Person shall mean any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

                        (ii) Beneficial Owner shall have the meaning used in Rule 13d-3 promulgated under the Exchange Act.

                        (iii) Control shall have the meaning specified in Rule 12b-2 under the Securities Exchange Act of 1934 as in effect on the date of this Agreement.

                        (iv)  Exchange Act shall mean the Securities
Exchange Act of 1934, as amended.

                        (v)   Governance Agreement shall mean the
Governance Agreement among LXH, L.L.C., LXH II, L.L.C., Hexcel Corporation and the other parties listed on the signature pages thereto.

                        (vi)  Person shall have the meaning set forth in
Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act.

            8.    Compensation Upon Termination or During Disability.

                  (a) During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness ("disability period"), the Executive shall continue to receive his full salary at the rate then in effect for such period until his employment is terminated for disability pursuant to Section 7(b) hereof, provided that payments so made to the Executive shall be reduced by the sum of the amounts, if any, payable to the Executive at or prior to the time of any such payment under disability benefit plans of the Company or under the Social Security disability insurance program, and which amounts were not previously applied to reduce any such payment.

                  (b) If the Executive's employment is terminated by his death, the Company shall pay any amounts due to the Executive under Section 5 through the date of his death in accordance with Section 12(b).

                  (c) If the Executive's employment shall be terminated by the Company for Cause or voluntarily by the Executive other than for Good Reason, the Company shall pay the Executive his full salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and the Company shall have no further obligations to the Executive relating to the provision of salary under this Agreement.

                  (d) If (A) in breach of this Agreement, the Company shall terminate the Executive's employment other than for disability pursuant to
Section 7(b) or other than for Cause or (B) the Executive shall terminate his employment for Good Reason (but for the purpose of this Section 8(d), the term Good Reason shall not include any reference to change in control as set forth in Section 7(d)(ii)(C) hereof), then

                        (i) the Company shall pay the Executive (A) his full salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, (B) a pro rata portion of any incentive bonus for the year in which the Date of Termination occurs, such amount determined based on the target bonus amount that the Executive would have received if all performance goals (if any) had been attained in full and had his employment continued until the end of such year, and on the number of full and partial months worked during such year, and (C) all other unpaid amounts, if any, with respect to which the Executive has a vested interest as of the Date of Termination under any compensation plan or program of the Company, at the time such payments are due;

                        (ii) in lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as liquidated damages, in full settlement of the Company's obligations to the Executive relating to the provision of salary and bonus under this Agreement, to the Executive an amount equal to the product of (A) the sum of (1) the highest annual salary rate in effect for the Executive in the 90 days immediately preceding the Date of Termination and (2) the highest annual amount payable to the Executive under the Company's annual bonus plans in respect of the three calendar years preceding the calendar year in which such Date of Termination occurs, and (B) the greater of the number of years (including partial years) remaining in the term of employment hereunder or the number two (2); such payment to be made in substantially equal monthly installments.

                  (e) If the Executive shall terminate his employment under clause (B) of subsection 7(d) (i) hereof, the Company shall pay the Executive his full salary through the Date of Termination at the rate in effect at the time Notice of Termination is given.

            9.    Additional Payments.

                  (a) In the event that the Executive becomes entitled to the payments under Section 8 hereof or Section 4 of the Executive Severance Agreement entered into between the Company and the Executive as of February 3, 1999 (the "Executive Severance Agreement"), if any of the payments or benefits received or to be received by the Executive in connection with the transactions contemplated by the Stock Purchase Agreement (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the excise tax (the "Excise Tax") imposed under section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

                  (b) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the Change in Control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of section 280G(b)(4)(B) of the Code) in excess of the base amount (within the meaning of section 280G(b)(3) of the Code) allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

                  (c) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive, to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within five (5) business days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

            10. No Mitigation. The Company agrees that, if the Executive's employment with the Company terminates during the term of this Agreement, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company hereunder. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

            11. Noncompetition/Confidential Information. The Executive agrees that, in order to protect the Company's trade secrets in the field of engineered materials (e.g., high technology, lightweight structural materials and specialty chemicals and resins) and other products being manufactured or marketed by the Company or developed for manufacture or marketing at the time of the Executive's retirement or termination of employment, or the trade secrets of any business acquired by the Company within six months after retirement or termination of such employment if said acquisition was in the process of negotiation at the time of such retirement or termination (hereinafter collectively designated the "Company's Business"), at all times prior to his retirement or termination of employment and during so much of the two-year period following such retirement or termination that the Company, or any of its successors, assigns or affiliated companies carries on any portion of the Company's Business, the Executive shall not directly or indirectly, as a partner, substantial owner, employee, associate, consultant, agent or otherwise, engage in any activity related to or competitive with the Company's Business in any county in the State of California, or in any other state, territory or foreign country within which the Company carries on the Company's Business or in which any of its products are sold either prior or subsequent to the date hereof. The invalidity or unenforceability of any provision of this Section 11 shall not affect the validity or enforceability of any other provision of this Section 11, which shall remain in full force and effect.

            12.   Successors; Binding Agreement.

                  (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this
Section 12 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                  (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

            13. Notice. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or (unless otherwise specified) mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

            If to the Executive:



            John J. Lee
            18 Walnut Avenue
            Larchmont, NY 10538

            If to the Company:

            Hexcel Corporation
            Two Stamford Plaza
            281 Tresser Blvd.
            Stamford, CT 06902

            Attn: Board of Directors

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

            14. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer of the Company as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without regard to its conflicts of law principles.

            15. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

            16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

            17. Survivorship. Any rights and obligations of the parties set forth in Sections 5, 8 and 11 of this Agreement shall survive any termination of this Agreement.

            18. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators, at a location mutually agreed upon by the Company and the Executive which is situated within 50 miles of the Company's headquarters, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any continuation of any violation of the provisions of Section 11 of the Employment Agreement and the Executive hereby consents that such restraining order or injunction may be granted without the necessity of the Company's posting any bond, and provided further that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement. The Company shall pay to the Executive all legal fees and expenses incurred by the Executive in disputing in good faith any issue relating to the termination of the Executive's employment or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement, provided, that either (i) the Executive eventually prevails on at least one material issue which is a subject of such arbitration or (ii) the Executive and the Company enter into a written settlement agreement relating to one or more of such material issues prior to the conclusion of any such arbitration. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

            19.   Entire Agreement; Other Agreements.

                  (a) This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto (including the Prior Agreement and the employment agreement dated as of September 1, 1994 between the Executive and the Company) in respect of the subject matter contained herein is hereby terminated and cancelled).

                  (b) The Executive and the Company hereby agree that the consummation of the transactions contemplated by the Stock Purchase Agreement shall not be deemed to constitute a Change in Control for purposes of any plan, award or agreement between the Company and the Executive, including without limitation, the Incentive Stock Plan, the MICP, any agreements entered into thereunder between the Executive and the Company and the Executive Severance Agreement. Commencing on January 2, 2001, the Company shall deliver to the Executive as soon as practicable following the election by the Executive therefor, the number of shares of Common Stock allocable to vested restricted stock units credited to the Executive under the Incentive Stock Plan and the Company's Management Stock Purchase Plan (the Plans"); provided, however, that the number of shares of Common Stock the Executive may elect to receive from the Plans by reason of such election in any calendar year may not exceed the lesser of (1) 100,000 shares or (2) the number of shares allocable to vested restricted stock units credited to the Executive under the Plans.



            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


                                       HEXCEL CORPORATION

Attest:

By:                                   By:
   ---------------------------------   ----------------------------------------
                                       Name: Ira J. Krakower
                                       Title: Senior Vice President

WITNESS                                EXECUTIVE


------------------------------------   ----------------------------------------
                                           John J. Lee




John J. Lee: Interests in Other Corporations, Organizations and Partnerships.

1.    Chairman, President & CEO of Lee Development Corporation.

2.    Advisor to The Clipper Group.

3.    Director of the Crane Company.